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                              ULTIMATE INVESTOR(SM)

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               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                                    ISSUED BY

             JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK(R)

                                     THROUGH
                            JNLNY SEPARATE ACCOUNT IV
                       2900 Westchester Avenue, Suite 305
                            Purchase, New York 10577

                                 SERVICE CENTER

    JACKSON NATIONAL LIFE(R) OF NEW YORK SERVICE CENTER            IMG SERVICE CENTER
                     P.O. BOX 30900                                P.O. BOX 30901
              LANSING, MICHIGAN  48909-8400                   LANSING, MICHIGAN  48909-8401
          1-800-599-5651 1-888-464-7779

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Jackson National Life Insurance Company of New York (Jackson National Life of
NY) is offering the flexible premium variable life insurance policy described in this prospectus. The policy provides insurance coverage on the life of one Insured. Please read this prospectus carefully before investing and keep it for future reference. Consult your sales representative and tax adviser to be sure this policy is right for you.

We do not guarantee a minimum Policy Value on amounts allocated to the Investment Divisions and, therefore, the policy does not have a guaranteed minimum Policy Value. The portion of your Policy Value in the Separate Account will vary depending on the investment performance of the Investment Divisions to which you allocate your premium. You bear the entire investment risk on amounts allocated to the Investment Divisions. The investment policies and risks of each portfolio are described in the accompanying prospectuses for the JNL(R) Series Trust and JNL Variable Fund LLC and its portfolios. The Policy Value will also reflect premiums paid, amounts withdrawn, and cost of insurance and other charges.

Please understand that the policy terms will govern the way the policy works and all rights and obligations.
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FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THEY ARE NOT DEPOSITS OF ANY BANK OR INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

         IT MAY NOT BE ADVANTAGEOUS FOR YOU TO PURCHASE VARIABLE LIFE INSURANCE TO REPLACE YOUR EXISTING INSURANCE COVERAGE OR TO PURCHASE ADDITIONAL VARIABLE LIFE INSURANCE IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE POLICY.

                  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. JACKSON NATIONAL LIFE OF NY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS BASED IN THIS PROSPECTUS.

                           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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 Not FDIC/NCUA insured o Not Bank/CU guaranteed o May lose value o Not a deposit
                       o Not insured by any federal agency
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                   THE DATE OF THIS PROSPECTUS IS MAY 2, 2005

                                TABLE OF CONTENTS


SUMMARY...........................................................................................................1
   Description of the Policy and Policy Benefits..................................................................1
   Risks of the Policy............................................................................................3
   The Portfolios and Associated Risks............................................................................5

FEE TABLE.........................................................................................................6
   Transaction Fees...............................................................................................6
   Periodic Charges...............................................................................................7
   Optional Rider Charges.........................................................................................9
   Charges Assessed Against the Portfolios.......................................................................10
   Individual Portfolio Company Annual Expenses..................................................................10

PURCHASE AND ALLOCATION..........................................................................................12
   Purchasing a Policy...........................................................................................12
   Premiums and Premium Limits...................................................................................12
   Planned Premium...............................................................................................13
   Allocation of Premium.........................................................................................13
   Policy Value..................................................................................................14
   Accumulation Unit Value.......................................................................................14
   Transfer of Policy Value......................................................................................15
   Restrictions on Transfers.....................................................................................15
   Transfers Authorized by Telephone or the Internet.............................................................16
   Dollar Cost Averaging.........................................................................................16
   Rebalancing...................................................................................................17

THE SEPARATE ACCOUNT.............................................................................................17
   The Portfolios................................................................................................17
   Voting Privileges.............................................................................................23
   Additions, Deletions, and Substitutions of Securities.........................................................24

THE FIXED ACCOUNT................................................................................................24

POLICY BENEFITS AND RIGHTS.......................................................................................25
   Death Benefit.................................................................................................25
   Death Benefit Options.........................................................................................25
   Minimum Death Benefit.........................................................................................25
   Changes in Death Benefit Option...............................................................................26
   Changes in Specified Death Benefit............................................................................27
   Optional Insurance Benefits...................................................................................27
   Policy Loans..................................................................................................29
   Surrenders....................................................................................................30
   Partial Surrenders............................................................................................30
   Status of Policy at Attained Age 100..........................................................................32
   Termination and Grace Period..................................................................................32
   Reinstatement.................................................................................................32
   Right to Examine the Policy...................................................................................32
   Postponement of Payment.......................................................................................33

CHARGES AND DEDUCTIONS...........................................................................................33
   Premium Charges...............................................................................................33
   Asset Based Risk Charge.......................................................................................33
   Monthly Deduction.............................................................................................34
   Cost of Insurance Charge......................................................................................34
   Monthly Policy Fee............................................................................................35
   Monthly Administrative Charge.................................................................................35
   Transfer Charge...............................................................................................35
   Illustration Charge...........................................................................................36
   Re-Underwriting Charge........................................................................................36
   Rider Charges.................................................................................................36
   Additional Policy Charges.....................................................................................36
   Portfolio Expenses............................................................................................36

GENERAL POLICY PROVISIONS........................................................................................36
   Statements to Owners..........................................................................................36
   Limit on Right to Contest.....................................................................................36
   Suicide.......................................................................................................36
   Misstatement as to Age and Sex................................................................................37
   Beneficiary...................................................................................................37
   Assignment....................................................................................................37
   Creditors' Claims.............................................................................................37
   Dividends.....................................................................................................37
   Notice and Elections..........................................................................................37
   Modification..................................................................................................37
   Conversion to a General Account Product.......................................................................37
   Conversion to Reduced Paid-up Insurance.......................................................................37

FEDERAL TAX CONSIDERATIONS.......................................................................................38
   Taxation of Jackson National Life of NY and the Separate Account..............................................38
   Tax Status of the Policy......................................................................................38
   Diversification Requirements..................................................................................39
   Owner Control.................................................................................................39
   Tax Treatment of Life Insurance Death Benefit Proceeds........................................................39
   Tax Deferral During Accumulation Period.......................................................................39
   Distributions.................................................................................................39
   Policies Which are MECs.......................................................................................40
   Policies Which are Not MECs...................................................................................40
   Treatment Beyond Attained Age 94..............................................................................41
   Actions to Ensure Compliance with the Tax Law.................................................................41
   Federal Income Tax Withholding................................................................................41
   Tax Advice....................................................................................................41

DESCRIPTION OF JACKSON NATIONAL LIFE OF NY AND THE SEPARATE ACCOUNT..............................................41
   Jackson National Life Insurance Company of New York...........................................................41
   The Separate Account..........................................................................................42
   Safekeeping of the Separate Account's Assets..................................................................42
   State Regulation of Jackson National Life of NY...............................................................42

DISTRIBUTION OF POLICIES.........................................................................................42

LEGAL PROCEEDINGS................................................................................................43

FINANCIAL STATEMENTS.............................................................................................43

PRIVACY POLICY...................................................................................................44

GLOSSARY OF TERMS................................................................................................45

APPENDIX A.......................................................................................................48

WHERE YOU CAN FIND MORE INFORMATION..............................................................................49


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CAPITALIZED TERMS USED IN THIS PROSPECTUS ARE DEFINED WHERE FIRST USED OR IN THE GLOSSARY OF TERMS BEGINNING ON PAGE 45 OF THIS PROSPECTUS.
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                                     SUMMARY

                  DESCRIPTION OF THE POLICY AND POLICY BENEFITS

         1.   WHAT IS A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY?

         Your policy is designed to be flexible to meet your specific life insurance needs. Your policy has a Death Benefit, Policy Value and other features of life insurance providing fixed benefits. Your policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much premium you want to pay. Your policy is a "variable" policy because the Policy Value varies according to the investment performance of the Investment Divisions to which you have allocated your premiums. The policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

         2.   WHAT ARE THE PREMIUMS FOR THIS POLICY?

         You have considerable flexibility as to the timing and amount of your premiums. You must pay an initial premium to place the policy in force. Thereafter, you may pay additional premiums when and in such amounts as you choose, subject to certain restrictions. See "Purchase and Allocation" on page 12 for further details. However, your policy may lapse and terminate without value if you do not pay sufficient premiums to keep the policy in force. For more information, see "Can my Policy Lapse?" on page 4.

         We will not accept any premium that would increase our Net Amount at Risk under your policy, unless you provide us with evidence of insurability satisfactory to us. In addition, we will not accept any premium that would cause your policy to lose its status as a life insurance contract under the Internal Revenue Code of 1986, as amended (the "Code"), unless you also request an increase in the Specified Death Benefit that we approve. We also will not accept any premium that would cause your policy to be deemed a "modified endowment contract" under the Code, without your written consent or acknowledgement.

         3.   WHAT IS THE GUARANTEED DEATH BENEFIT (GDB) RIDER?

         The GDB Rider helps to keep your policy in force if you meet its premium requirement, notwithstanding the Policy Value. The premium requirement is met if, on each Monthly Anniversary, the total premiums paid less Debt and any partial surrenders equal or exceed the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary, or to the Insured's Attained Age 100, if earlier. For policies with Day 1 Loans, "total premiums" include the actual premiums received plus the amount of the loan. The GDB Rider automatically attaches to a policy that qualifies at the time of application, and the benefit lasts for the greater of 20 years or until the Insured turns age 65. This rider is available only with Death Benefit Options A and B. For more information about this rider, see "Guaranteed Death Benefit (GDB) Rider" on page 28.

         4.   HOW IS MY POLICY VALUE DETERMINED?

         Your Policy Value is the sum of the values of your interests in the Investment Divisions of the Separate Account, plus the values in the Fixed Account and Loan Account. Your Policy Value depends on the investment performance of the Investment Divisions and the amount of interest we credit to the Fixed Account and Loan Account, as well as the Net Premiums paid, partial surrenders, and charges assessed. We have summarized the charges imposed under the policy in "Fee Table" and described them in more detail in "Charges and Deductions" on page 33. We do not guarantee a minimum Policy Value on amounts allocated to the Separate Account. For more information about your Policy Value, see "Policy Value" on page 14.

         5.   HOW ARE MY PREMIUMS ALLOCATED?

         Before your premiums are allocated to the Policy Value, we deduct a Sales Charge, a Premium Tax Charge, and a Federal (DAC) Tax Charge (collectively "Premium Charges"). For more detail, see the Fee Table on page 6 and "Charges and Deductions" on page 33. The amount remaining after the deduction of the Premium Charges is called the Net Premium.

         When you apply for the policy, you must specify in your application how to allocate your Net Premiums on a percentage basis. You may change your allocation instructions at any time by writing to us at the address on the first page of this prospectus.

         We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date. Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date. The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy. Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. See "Right to Examine the Policy" on page 32 for more information about the Right to Examine Period. For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

         After the Allocation Date, we generally allocate your Net Premiums to the Investment Divisions and the Fixed Account as of the date we receive your premiums at our Service Center. However, we reserve the right to delay the allocation of any Net Premium that requires underwriting. We allocate any subsequent Net Premium to the allocation options most recently elected by you and on file with us. See "Allocation of Premium" on page 13 for more information about how your premiums are allocated.

         6. MAY I TRANSFER POLICY VALUE AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

         You may transfer Policy Value among Investment Divisions and to the Fixed Account at any time, subject to certain restrictions. Regarding the transfer restrictions, see "Transfer of Policy Value and Frequent Transfer Restrictions" on page 17.

         In addition, you may use our automatic dollar cost averaging and rebalancing programs. For additional information, please see "Dollar Cost Averaging" on page 16 and "Rebalancing" on page 17.

         7.   WHAT ARE THE DEATH BENEFIT OPTIONS?

         We will pay the Death Benefit Proceeds to the beneficiary upon the death of the Insured. The policy provides for three Death Benefit options. Under Option A, the Death Benefit is equal to the greater of the Specified Death Benefit and the Minimum Death Benefit. Under Option B, the Death Benefit equals the greater of the Specified Death Benefit plus the Policy Value, and the Minimum Death Benefit. Under Option C, the Death Benefit equals the greater of the Specified Death Benefit plus the greater of the sum of the premiums minus total partial surrenders and zero, and the Minimum Death Benefit.

         You must choose one of the Death Benefit options when you apply for a policy. You may change your policy's Death Benefit option while the Insured is alive, subject to our approval and certain restrictions. We reserve the right to limit or refuse changes to the Death Benefit options. For additional information, please see "Death Benefit Options" on page 25.

         8.   HOW IS THE DEATH BENEFIT PAID?

         If the Insured dies while the policy is in force, we pay the Death Benefit Proceeds to your beneficiary in a lump sum. The Death Benefit Proceeds equal the Death Benefit (based on the Death Benefit Option then in effect), plus any additional rider benefits payable upon the Insured's death, less any amounts you owe us (including any outstanding Debt and unpaid policy charges). We determine the amount of the Death Benefit Proceeds as of the end of the Valuation Period during which we receive due proof of death. We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. Until due proof of death is received, any amount in the Separate Account will be subject to investment risk. For additional information, please see "Death Benefit" on page 25.

         9.   CAN I INCREASE OR DECREASE MY POLICY'S SPECIFIED DEATH BENEFIT?

         Yes, you have considerable flexibility to increase or decrease your policy's Specified Death Benefit. Your Specified Death Benefit can be scheduled at issue to remain level for the life of your policy or change on Policy Anniversaries, subject to certain limitations. Your Specified Death Benefit for each Policy Year is reflected in the Schedule of Specified Death Benefits in your Contract. After your first Policy Year, you may request to change your Schedule of Specified Death Benefits. You are permitted only one change per Policy Year. Your written request must be for at least $10,000. If you request an increase, you must provide evidence of insurability satisfactory to us. An increase in the Specified Death Benefit increases the charges deducted from your Policy Value. You may not decrease any Specified Death Benefit below the minimum Specified Death Benefit shown in your policy. The minimum is $100,000 for all policies. We reserve the right to limit or refuse changes in the Schedule of Specified Death Benefits. For more detail, including the conditions and limitations, see "Changes in Specified Death Benefit" on page 27. In addition, modifying your policy's Specified Death Benefit might have tax ramifications. For additional information, please see "Federal Tax Considerations" on page 38.

         10.  DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

         Yes. You may surrender your policy at any time for the Cash Surrender Value. If you request a full surrender between the expiration of the Right to Examine Period and the Allocation Date, we will refund the premium less any partial surrenders or policy loans.

         We also currently permit you to take up to twelve partial surrenders per Policy Year, after the first Policy Year. The total partial surrender amount deducted from your Policy Value will consist of the amount payable to you, a flat fee of $25 and any applicable taxes. The total partial surrender amount must be at least $500. Other restrictions may apply. For more information, see "What are the Limitations on Partial Surrender?" on page 4 and "Partial Surrenders" on page 30. A full or partial surrender may have tax consequences. For more information, see "Federal Tax Considerations" beginning on page 38.

         11.  MAY I TAKE OUT A POLICY LOAN?

         Yes, you may borrow money from us using the policy as the only security for your loan, subject to limitations. To secure a loan's repayment, we require that a corresponding amount of Policy Value be transferred to the Loan Account. Day 1 Loans are also available. For more information, see "Policy Loans" on page
29. Policy loans may have tax consequences if your policy is deemed to be a "modified endowment contract" for federal income tax purposes. For more information, see "Policies Which Are MECs" on page 40.

         12.  CAN I CANCEL MY POLICY?

         You may cancel your policy by returning it to us within ten days after you receive it. In addition, if your policy was purchased as a replacement of an existing life insurance policy or annuity contract, you may return it to us within sixty days after you receive it. If you return your policy during the Right to Examine Period, the policy terminates and we will refund your premium, less any partial surrender and any policy loans. For more information, see "Right to Examine the Policy," on page 32.

                               RISKS OF THE POLICY

         1.   IS MY POLICY VALUE GUARANTEED?

         Your Policy Value is not guaranteed. (However, the payment of the Death Benefit may be guaranteed under the GDB Rider.) The value of your policy fluctuates with the performance of the allocation options you choose. Your allocation options may not perform to your expectations. Your Policy Values in the Investment Divisions may rise or fall depending on the performance of the portfolios in which the Investment Divisions invest and the charges under your policy. For more detail, please see "The Portfolios and Associated Risks" on page 5 and "The Separate Account" on page 17. In addition, a guarantee with respect to interest rate applies only to the Fixed Account allocation option.

         2.   IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

         The policy is designed for long-term financial planning. Accordingly, you should not purchase the policy if you may need to access the Policy Value within a short time. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

         3.   CAN MY POLICY LAPSE?

         Your policy could lapse and terminate without value if the Net Policy Value becomes too low to support the policy's monthly charges, unless the GDB Rider is in effect. If your Policy Value is too low to keep your policy in force you will have at least a 61-day Grace Period to pay additional amounts to prevent your policy from terminating. We will notify you in writing. See "Termination and Grace Period" on page 32. If you have any outstanding Debt when your policy lapses, you may have taxable income as a result. See "Federal Tax Considerations" on page 38. Poor investment performance may cause your policy to lapse. Policy loans or partial surrenders also increase the risk that your policy may lapse because they have the effect of reducing the Net Policy Value.

         4.   ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

         Because the policy provides for an accumulation of Policy Values as well as a Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the policy in part for such purposes may involve certain risks. For example, if the investment performance of the Investment Divisions is poorer than expected or if sufficient premiums are not paid, the policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the policy. Partial surrenders and policy loans may significantly affect current and future Policy Values, the Net Policy Value or Death Benefit Proceeds. The policy is designed to provide benefits on a long-term basis. Before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered. In addition, using a policy for a specialized purpose may have tax consequences. See "Federal Tax Considerations" on page 38.

         5.   WHAT ARE THE LIMITATIONS ON PARTIAL SURRENDER?

         You may not take a partial surrender in the first Policy Year. After the first Policy Year, you may take no more than twelve partial surrenders per Policy Year. We reserve the right to increase or decrease the number of partial surrenders you may take in a Policy Year. The minimum total partial surrender amount is $500, including a $25 partial surrender fee and any applicable taxes. A partial surrender will reduce your Net Policy Value and may reduce your Specified Death Benefit. We will not permit a partial surrender that would reduce the Net Policy Value to an amount less than or equal to the amount needed for the next three Monthly Deductions or if it would reduce any Specified Death Benefit below the minimum Specified Death Benefit shown in your policy. If your partial surrender request would reduce your Net Policy Value below that limit, we will either reject the request or allow you to surrender your policy, thereby ending your coverage. Please note that partial surrenders reduce your policy's Death Benefit. See "Partial Surrenders" on page 30. In addition, partial surrenders may have tax consequences. See "Federal Tax Considerations" on page 38.

         6.   WHAT ARE THE LIMITATIONS ON TRANSFER?

         Each transfer in excess of 15 in a Policy Year will incur a transfer charge of $25, excluding Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs. We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. See "Transfer of Policy Value and Frequent Transfer Restrictions" on page 15.

         7.   WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

         You may surrender your policy at any time without charge, subject to any outstanding Debt. Surrendering your policy may have tax consequences. See "Federal Tax Considerations" on page 38.

         8.   WHAT ARE THE RISKS OF TAKING A POLICY LOAN?

         Taking a loan from your policy may increase the risk that your policy will lapse. The loan will have a permanent effect on your Policy Value and will reduce the Death Benefit Proceeds. In addition, if your policy is a modified endowment contract for federal income tax purposes, taking a policy loan may have tax consequences. See "Policies Which are MECs" on page 40.

         9.   WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

         Your policy is structured to meet the definition of a life insurance contract under the Code. We may need to limit the amount of premiums you pay under the policy to ensure that your policy continues to meet that definition.

         Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial surrenders only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or partial surrender in excess of premiums paid are treated as ordinary income.

         Special rules govern the tax treatment of life insurance policies that meet the federal definition of a "modified endowment contract." Depending on the amount and timing of your premiums, your policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Partial surrenders and policy loans, however, are treated differently. We will not accept any premium that would cause your policy not to qualify as a life insurance contract under the Code. For more information on the tax treatment of the policy, see "Federal Tax Considerations" on page 38.

                       THE PORTFOLIOS AND ASSOCIATED RISKS

         1.   WHAT IS A PORTFOLIO?

         Each of the Investment Divisions invests in shares of one of the portfolios. Each portfolio is a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each portfolio holds its assets separate from the assets of the other portfolios, and each portfolio has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the portfolios. Each portfolio operates as a separate investment fund, and the income, gains and losses of one portfolio generally have no effect on the investment performance of any other. The portfolios in which the Investment Divisions currently invest are set forth in this prospectus. Some of the Investment Divisions described in this prospectus may not be available under your policy. For more information about the portfolios, please see "The Portfolios" on page 17.

         2.   WHAT ARE THE RISKS OF THE PORTFOLIOS?

         We do not promise that the portfolios will meet their investment objectives. Amounts you have allocated to the Investment Divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the portfolios in which those Investment Divisions invest. You bear the investment risk that those portfolios possibly will not meet their investment objectives. A description of each portfolio's investment policies and a comprehensive statement of each portfolio's risks may be found in its prospectus. For additional information, please see "The Portfolios" on page 17.

         3.   HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

         You should read the portfolios' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks before making an allocation or transfer.

                                    FEE TABLE

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES

CHARGE                                    WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED 1
------                                    -----------------------                 -----------------

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                                                                                          CUMULATIVE PREMIUMS
Sales Charge                             When premium is allocated                4.5%    on $100,000 or less
                                                                                  3.5%    on $100,001 - $250,000
                                                                                  2.5%    on $250,001 - $500,000
                                                                                  2%      on $500,001 or more
                                                                                          of each premium in all years
                                                                                          1-10 2

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Premium Tax Charge                       When premium is allocated                2% of each premium 3

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Federal (DAC) Tax Charge                 When premium is allocated                1.5% of each premium 4

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Transfer Charge 5                        Each transfer in excess                  $25 per transfer

                                         of 15 in any Policy Year

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Illustration Charge 6                  Each in-force illustration in              $25 per illustration
                                     excess of one in any Policy Year


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Re-Underwriting Fee                    If a transaction under your                $25 per transaction
                                   policy requires underwriting approval
                                        after the Commencement Date

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Partial Surrender Fee                         When you make a                     $25 per partial surrender
                                             partial surrender

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Expedited Delivery Charge 7             When you request expedited                $20 for wire transfers
                                      delivery of surrender, partial              $10 for overnight delivery
                                        surrender or loan proceeds                $22.50 for Saturday delivery


1 The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 33 for more information about these charges and our current charges.

2 After your tenth Policy Year, there is no sales charge. In fully surrendering the policy (but not in connection with a 1035 exchange), you may be entitled to a partial return of the sales charge that you paid: during the first Policy Year - up to 3% on your aggregate premium payments; and during the second Policy Year - up to 2.5% on your aggregate premium payments. There is no return of sales charge in subsequent Policy Years.

3 For state and local taxes. We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

4 Estimated federal income tax treatment of our deferred acquisition costs. We reserve the right to increase or decrease this charge due to any change in tax law.

5 There are no transfer charges on dollar cost averaging and automatic asset rebalancing.

6 This charge is not deducted from your Policy Value, but must be paid separately by you with each request for an in-force illustration in excess of one per Policy Year.

7 This charge reflects the expenses we expect to incur for providing expedited delivery of surrender, partial surrender or loan proceeds. We may increase this charge upon prior notice to you to reflect any increase in the expenses we expect to incur for providing this service.

THE SECOND TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES.

                                PERIODIC CHARGES

CHARGE                                    WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED 8
------                                    -----------------------                 -----------------

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Cost of Insurance Charge                          Monthly
(per $1,000 Net Amount at
Risk) 9

   Minimum and Maximum                                                            Minimum: $0.06 per $1,000
   COI Charge:                                                                    Maximum: $83.33 per $1,000

   COI Charge for a 45 year old                                                   $0.38 per $1,000
   Male Preferred Nonsmoker

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Policy Fee                                        Monthly                         $10 per month during
                                                                                  Policy Years 1-10 and
                                                                                  $8 per month thereafter

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Administrative Charge 10                          Monthly                         Minimum: $0.05
                                                                                  Maximum: $0.30
                                                                                  per month per $1,000 of
                                                                                  Specified Death Benefit
                                                                                  during Policy Years 1-15

                                                                                  $0.01 per month per $1,000 of
                                                                                  Specified Death Benefit
                                                                                  thereafter

   Administrative Charge for                                                      $0.05 per month per $1,000
   a 45 year old                                                                  during Policy Years 1-15, and
                                                                                  $0.01 per month per $1,000
                                                                                  thereafter

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Asset Based Risk Charge 11                         Daily                          1.00% (on an annual basis) in
                                                                                  all Years

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Policy Loan Interest Rate 12                     Annually                         4%
                                              (accrues daily)

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Tax Charge 13                                      Daily                          Currently: None

8 The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 33 for more information about these charges and our current charges.

9 The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force. A flat extra charge may apply, which would cover any additional risk with your policy. We determine the cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rates shown in your policy. Our current cost of insurance charge also varies depending on the Specified Death Benefit of the Policy. For more information about the calculation of the cost of insurance charges, see "Cost of Insurance Charge" on page 34.

     See "Cost of Insurance Charge" on page 34 for a description of how the Net Amount at Risk is determined.

     The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge. For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

10 The administrative charge is based on your age on the Issue Date and your Specified Death Benefit, up to $2 million of Specified Death Benefit. During the first 15 Policy Years:


         ISSUE AGE         $ PER $1,000                       ISSUE AGE         $ PER $1,000
         ---------         ------------                       ---------         ------------
         0-49              0.050                              80-85             0.200
         50-54             0.055                              86                0.220
         55-59             0.060                              87                0.240
         60-64             0.070                              88                0.260
         65-69             0.085                              89                0.280
         70-74             0.095                              90                0.300
         75-79             0.150

     Thereafter, the administrative charge is $0.01 per $1,000 of your first $2 million of Specified Death Benefit, regardless of your age on the Issue Date. The minimum and maximum administrative amounts are for a representative Owner and may not be representative of your policy's administrative charge.

11 This is the maximum guaranteed Asset Based Risk Charge. The Asset Based Risk Charge, on the value of your Investment Divisions allocations, decreases over time, currently: 0.85% per annum through your tenth Policy Year; and 0.05% per annum thereafter through your 20th Policy Year. There is no Asset Based Risk Charge in subsequent Policy years. For information regarding our current charges, see "Asset Based Risk Charge" on page 33.

12 A loan against your policy accrues interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years and 3% thereafter. To secure a loan's repayment, we require that a corresponding amount of Policy Value be transferred to the Loan Account. On the Loan Account balance, we will credit interest that compounds daily at an annual effective interest rate of 3%. (At the same time, however, you forgo the performance of the Investment Divisions and the amount of interest we credit to the Fixed Account while your loan remains outstanding.)

13 We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

CURRENTLY, WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDER YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "OPTIONAL INSURANCE BENEFITS" BEGINNING ON PAGE 27.


                             OPTIONAL RIDER CHARGES

OPTIONAL BENEFIT                                WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED 14
----------------                                -----------------------         ------------------

---------------------------------------- -------------------------------------- --------------------------------------
Terminal Illness Benefit Rider 15                      No Charge                None

---------------------------------------- -------------------------------------- --------------------------------------
Guaranteed Death Benefit (GDB) Rider                   No Charge                None
15

---------------------------------------- -------------------------------------- --------------------------------------
Waiver of Monthly Deductions                            Monthly                 Minimum: $3.00 per $100 of Monthly
                                                                                Deduction
                                                                                Maximum: $36.00 per $100 of Monthly
                                                                                Deduction

---------------------------------------- -------------------------------------- --------------------------------------
Waiver of Specified Premium                             Monthly                 Minimum: $0.03 per $1 of Monthly
                                                                                Specified Premium
                                                                                Maximum: $0.11 per $1 of Monthly
                                                                                Specified Premium

---------------------------------------- -------------------------------------- --------------------------------------
Other Insured Term Insurance Rider                      Monthly
(per $1,000 of Rider Coverage) 16

   Minimum and Maximum COI Charge                                               Minimum: 0.06 per $1,000
                                                                                Maximum: 83.33 per $1,000

   COI Charge for a 45 year old Male                                             0.38 per $1,000
   Preferred Nonsmoker


   Monthly Administrative Charge                        Monthly                 $0.07 per $1,000 of
                                                                                Death Benefit (charged only
                                                                                in year 1)

---------------------------------------- -------------------------------------- --------------------------------------
Child Insurance Rider                                   Monthly                 $2.08 per $5,000 of coverage  ($25
                                                                                on an annual basis)

----------------------------

14 The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 33 for more information about these charges and our current charges.

15 There is no additional cost for this rider, which is added automatically to a qualifying policy at the time of application.

16 The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force. We determine the current cost of insurance rates, but we guarantee that we will never charge you higher cost of insurance rates than the guaranteed rates shown in the your policy. Our current cost of insurance charge also varies depending on the rider death benefit. The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge. For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.


-------------------------------------------------------------------------------------------------------------------
                                CHARGES ASSESSED
                             AGAINST THE PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
                                                                                       MINIMUM         MAXIMUM

Total Annual Portfolio Operating Expenses 17
(expenses that are deducted from portfolio assets, including
management and administrative fees, 12b-1 service fee and other expenses)               0.40%           0.96%

-------------------------------------------------------------------------------------------------------------------

17 The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2004, for the portfolios in which the Separate Account invests.

The portfolios' expenses are assessed at the portfolio level and are not direct charges against the Investment Division or the Policy Value. These expenses are taken into account in computing each portfolio's per share net asset value, which in turn is used to compute the corresponding Investment Division's Policy Value.

Each Investment Division purchases shares of the corresponding portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy and they may vary from year to year. Each Investment Division invests in Class B shares of the underlying portfolio. For each Investment Division, the fees and expenses of the underlying portfolio shown in this prospectus reflect the fees and expenses of the class of shares in which the Investment Division invests.

THE FIGURES IN THE FOLLOWING TABLE SHOW EXPENSE RATIOS FOR THE INDIVIDUAL PORTFOLIOS FOR THE YEAR ENDED DECEMBER 31, 2004, EXCEPT WHERE OTHERWISE NOTED.


               INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES
                  (as percentage of average net assets)                                                                    TOTAL
                                                                                                                           ANNUAL
                                                                            MANAGEMENT AND     SERVICE        OTHER      PORTFOLIO
                                FUND NAME                                     ADMIN FEE A    (12B-1) FEE    EXPENSES B    EXPENSES
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/AIM Large Cap Growth C                                                     0.81%            0.00%         0.01%        0.82%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/AIM Real Estate                                                            0.85%            0.00%         0.01%        0.86%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/AIM Small Cap Growth                                                       0.95%            0.00%         0.01%        0.96%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Alger Growth D                                                             0.80%            0.00%         0.01%        0.81%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Eagle Core Equity                                                          0.75%            0.00%         0.01%        0.76%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Eagle SmallCap Equity                                                      0.85%            0.00%         0.01%        0.86%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/FMR Balanced E                                                             0.80%            0.00%         0.01%        0.81%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/FMR Capital Growth E                                                       0.80%            0.00%         0.01%        0.81%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Franklin Templeton Small Cap Value                                         0.95%            0.00%         0.01%        0.96%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Goldman Sachs Mid Cap Value                                                0.85%            0.00%         0.01%        0.86%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/JPMorgan International Equity E, F                                         0.88%            0.00%         0.01%        0.89%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/JPMorgan International Value F                                             0.88%            0.00%         0.01%        0.89%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Lazard Mid Cap Value C                                                     0.82%            0.00%         0.01%        0.83%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Lazard Small Cap Value C                                                   0.85%            0.00%         0.01%        0.86%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Mellon Capital Management S&P 500 Index                                    0.39%            0.00%         0.01%        0.40%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Mellon Capital Management S&P 400 MidCap Index                             0.39%            0.00%         0.01%        0.40%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Mellon Capital Management Small Cap Index                                  0.39%            0.00%         0.01%        0.40%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Mellon Capital Management International Index                              0.45%            0.00%         0.01%        0.46%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Mellon Capital Management Bond Index                                       0.40%            0.00%         0.01%        0.41%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index G                   0.56%            0.00%         0.01%        0.57%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Oppenheimer Global Growth                                                  0.85%            0.00%         0.01%        0.86%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Oppenheimer Growth                                                         0.80%            0.00%         0.01%        0.81%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/PIMCO Total Return Bond                                                    0.60%            0.00%         0.01%        0.61%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Putnam Equity E                                                            0.78%            0.00%         0.01%        0.79%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Putnam Midcap Growth                                                       0.85%            0.00%         0.01%        0.86%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Putnam Value Equity E                                                      0.75%            0.00%         0.01%        0.76%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Salomon Brothers High Yield Bond H                                         0.60%            0.00%         0.01%        0.61%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Salomon Brothers Strategic Bond                                            0.73%            0.00%         0.01%        0.74%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Salomon Brothers U.S. Government & Quality Bond                            0.58%            0.00%         0.01%        0.59%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Select Balanced                                                            0.59%            0.00%         0.01%        0.60%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Select Global Growth I                                                     0.88%            0.00%         0.01%        0.89%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Select Large Cap Growth I                                                  0.78%            0.00%         0.01%        0.79%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Select Money Market                                                        0.40%            0.00%         0.01%        0.41%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Select Value                                                               0.65%            0.00%         0.01%        0.66%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/T. Rowe Price Established Growth C                                         0.70%            0.00%         0.01%        0.71%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/T. Rowe Price Mid-Cap Growth                                               0.81%            0.00%         0.01%        0.82%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/T. Rowe Price Value C                                                      0.77%            0.00%         0.01%        0.78%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Mellon Capital Management JNL 5                                            0.51%            0.00%         0.01%        0.52%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Mellon Capital Management VIP                                              0.52%            0.00%         0.04%        0.56%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Mellon Capital Management Communications Sector J                          0.52%            0.00%         0.01%        0.53%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Mellon Capital Management Consumer Brands Sector J                         0.52%            0.00%         0.00%        0.52%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Mellon Capital Management Financial Sector J                               0.52%            0.00%         0.00%        0.52%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Mellon Capital Management Healthcare Sector J                              0.52%            0.00%         0.01%        0.53%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Mellon Capital Management Oil & Gas Sector J                               0.51%            0.00%         0.01%        0.52%
--------------------------------------------------------------------------- --------------- -------------- ------------- ----------
JNL/Mellon Capital Management Technology Sector J                              0.52%            0.00%         0.00%        0.52%
-----------------------------------------------------------------------------------------------------------------------------------

A Certain funds pay Jackson National Asset Management, LLC(R), the administrator, an administrative fee for certain services provided to the fund by the adviser. The JNL/Select Global Growth Fund, the JNL/JPMorgan International Equity Fund, the JNL/JPMorgan International Value Fund, the JNL/Oppenheimer Global Growth Fund and all of the JNL/Mellon Capital Management Funds except the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund and the JNL/Mellon Capital Management Global 15 Fund pay an administrative fee of 0.15%; the JNL/Mellon Capital Management Global 15 Fund pays an administrative fee of 0.20%; the other funds pay an administrative fee of 0.10%. The Management and Administrative Fee and the Total Annual Portfolio Expenses columns in this table reflect the inclusion of any applicable administrative fee.

B Other Expenses include trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees/Managers and of independent legal counsel to the disinterested Trustees/Managers.

C A reduction in advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

D A reduction in advisory fee took place on July 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

E A reduction in advisory fee took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

F A reduction in advisory fee took place on May 2, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

G A reduction in advisory fee took place on February 17, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

H Effective October 4, 2004, the JNL/Salomon Brothers High Yield Bond fees were changed to reflect the fees of the JNL/PPM America High Yield Bond Fund. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

I This fee reflects a reduction in connection with the approval of Wellington as the new sub-adviser to the Fund. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

J This fee reflects a reduction in connection with the approval of Mellon Capital as the new sub-adviser to the Fund which took place on February 18, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

S&P NAME. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500," "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company and its subsidiaries. These funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in these funds. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

                             PURCHASE AND ALLOCATION

PURCHASING A POLICY. You may apply to purchase a policy by submitting a written application to us through an authorized sales representative. We will not issue a policy to insure people who are older than age 90. The minimum Specified Death Benefit is $100,000. Before we issue a policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any reason.

In general, we will issue your policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your policy in force, coverage under your policy will not commence until all requirements are met. An example of an outstanding requirement is an amendment to your policy that requires your signature. We commence coverage of the Insured under the policy on the Policy Date, which generally is the later of (i) the Issue Date, (ii) the date on which we receive your first premium or (iii) the date that all requirements have been met or a date mutually agreed upon by us and the Owner. We will permit you to backdate the Policy Date of your policy up to six months before the Issue Date to save age. Backdating to save age can be advantageous because age is an individual characteristic that causes the cost of insurance charge to vary. You may be able to reduce the amount of your cost of insurance charge in backdating the Policy Date. At the same time, however, this increases the number of times the cost of insurance charge will have been deducted since the backdated Policy Date, which will reduce the value of your initial allocations. You should consult your sales representative for more information as to whether backdating to save age would be appropriate for you. The Policy Date determines Monthly Deduction days, Policy Months and Policy Years. If your Monthly Anniversary date is not a business day, the Monthly Deduction will occur on the next business day with an effective date equal to the Monthly Anniversary date.

If you pay a premium with your application, and your initial requested Specified Death Benefit is less than $500,000, we will offer the Insured temporary conditional insurance coverage during the underwriting process, subject to conditions. Some of the conditions include the following: all answers in materials submitted must be true, complete and accurate and you must never have been treated for, diagnosed with, or tested positive for a number of conditions. This temporary conditional insurance coverage is limited to $500,000, or the initial Specified Death Benefit applied for, whichever is less.

If we approve your application, we will begin to deduct policy charges as of the Policy Date. If we reject your application, we will not issue you a policy. We will return any premium you have paid, adding interest if, as, and at the rate, required in your state. We will not subtract any policy charges from the amount we refund to you.

PREMIUMS AND PREMIUM LIMITS. To place your policy in force, you generally must pay an initial premium. As described in "Planned Premium" below, we will send a notice prior to the planned premium date if you tell us that you plan to pay quarterly, semi-annually or annually. You may also pay premiums monthly or quarterly, including your initial premium, through EFT (Electronic Fund Transfers).

You may pay additional premium at any time, and in any amount, as long as your premium would not cause your policy to lose its life insurance status under the Code, as explained in "Federal Tax Considerations" beginning on page 38. Premiums must be sent to us at the address on the first page. Unless you request otherwise in writing, while your policy has an outstanding loan, we treat all payments received as new premium, except those received after interest is billed and before the Policy Anniversary. We may require satisfactory evidence of insurability before accepting any premiums that would increase the Net Amount at Risk. We reserve the right to refuse any premium payment less than $25 or limit the amount of premium payments.

Your policy is subject to premium payment maximums if you do not want your policy to become a "modified endowment contract" (MEC) under the Code as explained in "Federal Tax Considerations." Your policy may also subject to premium payment maximums depending on the tax test you choose to be sure your policy satisfies the definition of a life insurance contract under the Code. You may choose either the Guideline Premium and Cash Value Corridor Test or the Cash Value Accumulation Test as your irrevocable tax test. The Cash Value Accumulation test does not impose a premium limitation. The Guideline Premium and Cash Value Corridor Test does not allow cumulative premium payments in excess of the Guideline Premium limitation. For more information, see "Death Benefit Options" on page 25 and "Federal Tax Considerations" on page 38.

We will monitor your premium payments and other policy transactions and notify you of potential adverse tax consequences. Any premium we receive more than 15 days prior to a Policy Anniversary in excess of your policy's maximums will be automatically returned to you. With your consent, we will hold any premium payments in excess of your policy's maximums received less than 15 days prior to a Policy Anniversary. We will not credit interest on a held premium payment, which will be deemed paid into your policy on the next policy Anniversary for all calculations under the policy. If the held premium is in excess of your policy's maximums on the next Policy Anniversary, the excess will be returned to you. Alternatively, you could request to increase your Schedule of Specified Death Benefits, subject to evidence of insurability.

PLANNED PREMIUM. In your policy application, you will be asked to establish a schedule of "planned premium" payments by specifying the amount and frequency of such payments. You are not required to pay any planned premium. We will send you reminder notices prior to each planned payment date (except for those payments made in accordance with an EFT payment plan), which may be quarterly, semi-annually or annually, as specified by you. We reserve the right to stop sending such notices if no planned premiums are paid within any two consecutive Policy Years. You may change the amount or frequency of your planned premiums at any time by writing to us, subject to our consent.

Paying planned premiums does not guarantee that your policy will remain in force, even if you pay all planned premiums as scheduled. If the value of your policy is not sufficient to keep your Policy in force, you may need to change your planned payment schedule or make additional payments in order to keep your Policy in force, but paying planned premiums generally provides greater benefits than paying a lower amount of premium. And paying planned premiums also can help to keep your policy in force if your planned premium payments are at least as great as the Qualifying Monthly Premium Amount necessary to keep the GDB benefit in force. See "Guaranteed Death Benefit (GDB) Rider" on page 28.

ALLOCATION OF PREMIUM. Your Net Premiums are allocated to the Investment Divisions and the Fixed Account in the proportions that you have selected. We deduct the Premium Charges from your premium before allocation.

You must specify your allocation percentages in your application. Percentages must be in whole numbers and the total allocation must equal 100%. The minimum allocation percentage per allocation option is 1%. We will allocate any additional premiums according to those percentages until you give us new allocation instructions. You may add or delete Investment Divisions and/or the Fixed Account from your allocation instructions.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date. (We will hold in our general account all premium payments made before the Commencement Date.) The Commencement Date is the date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement. If outstanding requirements prevent us from placing your policy in force, the Commencement Date is postponed and your Net Premiums are not allocated until you satisfy the requirements. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date. Any additional Net Premium we receive before the Allocation Date will also be allocated to the Fixed Account until the Allocation Date. The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy, which is 10 days. See "Right to Examine the Policy" on page 32 for more information about the Right to Examine Period. Thus, since the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. On the Allocation Date, we will transfer any amounts designated for the Investment Divisions (plus any interest credited thereto while held in the Fixed Account) to the applicable Investment Divisions. On Net Premiums allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate, which will not be lower than 3%, on the portion designated to remain in the Fixed Account than on the portion designated for the Investment Divisions. Transfers on the Allocation Date will not count against the free transfer limit under your policy.

After the Allocation Date, we will generally allocate your additional Net Premium to the Investment Divisions and the Fixed Account as of the date your premium is received at our Service Center. If an additional premium would result in an increase in the Death Benefit and thus requires underwriting, we may delay allocation until we have completed underwriting. At that time, we will follow the allocation instructions in our file unless you send us new allocation instructions with your payment.

POLICY VALUE. Your Policy Value is the sum of the value of your interests in the Separate Account, the Fixed Account, and the Loan Account. Your Policy Value may increase or decrease daily to reflect the performance of the Investment Divisions you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of any partial surrenders. Your Policy Value is also subject to charges and deductions. See "Charges and Deductions" on page 33. There is no minimum guaranteed Policy Value.

Valuations for initial premiums and subsequent premiums requiring underwriting are made on the date your Net Premium is allocated to the Investment Divisions and the Fixed Account, as described in "Allocation of Premiums" above. We will make all other valuations in connection with the policy on the day the premium or your transaction request is received at our Service Center, if that day is a Valuation Day. Otherwise, we make that determination on the next succeeding day that is a Valuation Day.

ACCUMULATION UNIT VALUE. We measure your Policy Value in the Separate Account by determining the value of the Accumulation Units that we credit to your policy. When you invest in an Investment Division, we credit your policy with Accumulation Units in that Investment Division. The number of Accumulation Units we credit equals the amount invested in the Investment Division divided by the value of the Investment Division's Accumulation Units on the Valuation Day that the allocation is made. The number of Accumulation Units we credit increases when premium is allocated to the Investment Division and amounts are transferred to the Investment Division, and loan repayments are transferred from the Loan Account to the Investment Divisions. The number decreases when certain charges are deducted from the Investment Division (for example, the cost of insurance charge, policy fee, administrative charge, and partial surrender fee), a loan is taken from the Investment Division, a transfer is made to another allocation option, or a partial surrender is made. However, these adjustments do not affect the value of an Accumulation Unit.

The value of an Accumulation Unit for each Investment Division varies to reflect the investment experience of the corresponding portfolio and the deduction of certain charges and expenses. We set the value of an Accumulation Unit at $10 when each Investment Division is established. Thereafter, on each Valuation Day, we determine the value of an Accumulation Unit for each of the Investment Divisions as follows:

     (1)  Determine the total value of assets in the Investment Division;

     (2) Subtract from that amount the applicable Asset Based Risk Charge and the tax charge (if any); and

     (3)  Divide the result by the number of outstanding Accumulation Units.

You should refer to the prospectuses for the portfolios for a description of how the assets of each portfolio are valued since that determination directly affects the investment experience of the corresponding Investment Division and, therefore, your Policy Value.

TRANSFER OF POLICY VALUE. You may request a transfer of Policy Value between and among the Investment Divisions and the Fixed Account in writing, by telephone, or via the Internet after the Allocation Date. You may transfer all or a portion of your value from one Investment Division to another Investment Division or to the Fixed Account. You may make one transfer from the Fixed Account to the Investment Divisions each Policy Year. This amount transferred from the Fixed Account may not exceed the greatest of $1,000 (or the Fixed Account value, if less), the amount transferred out of the Fixed Account in the prior year, or 25% of your value in the Fixed Account.

As a general rule, we will only make transfers on Valuation Days. If we receive your request in Good Order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Day, we generally make the transfer that day. Otherwise, we will make the transfer on the next day that is a Valuation Day. We process transfers at the price next computed after we receive your transfer request. We will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

RESTRICTIONS ON TRANSFERS. The policy is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying portfolio and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying portfolio. Neither the policies nor the underlying portfolios are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the policy. To protect Owners and the underlying portfolios, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Policy Year, and no round trip transfers are allowed within 15 calendar days. Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

     o    limiting the number of transfers over a period of time;

     o    requiring a minimum time period between each transfer;

     o limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

     o    limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days. In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the policy for disruptive activity based on frequency, pattern and size. We will more closely monitor policies with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial surrender to access the Policy Value in the Investment Division(s) from which you sought a transfer. We will notify you and your representative in writing within five days of placing the policy on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, Dollar Cost Averaging or the Automatic Rebalancing program. We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact the Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures. We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the policy. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every policy engaging in frequent transfers every time. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TRANSFERS AUTHORIZED BY TELEPHONE OR THE INTERNET. You can request certain transactions by telephone or at www.jnlny.com, our Internet website, subject to our right to terminate electronic or telephone transfer privileges, as described above. Our Customer Service representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet website. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jnlny.com.

You may make transfers by telephone or through the Internet. Any authorization you provide to us in the application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary. To notify us, please call us at the Service Center number listed on the first page.

When authorizing a transfer, you must complete your transfer request by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next business day. We will retain records of all web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone our Service Center immediately.

You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Service Center before the New York Stock Exchange closes. Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction. Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape-recording telephone communications and other specific details. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any optional benefit or program must be in writing and will be effective on the next Monthly Anniversary upon receipt of the request in good order. Some optional benefits may require underwriting and will be effective on the next Monthly Anniversary following underwriting approval.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designate by the Owner ceases, and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

DOLLAR COST AVERAGING. Under our dollar cost averaging program, you may authorize periodic transfers of a fixed dollar amount between or among the Investment Divisions and the Fixed Account. The minimum transfer amount of the dollar cost averaging program is $100, and transfers may occur monthly, quarterly, semi-annually, or annually. The minimum initial balance of your allocation option from which transfers will be made is $5,000. Dollar cost averaging and rebalancing are mutually exclusive; you cannot select both.

The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from an Investment Division with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile Investment Division.

Your request to participate in this program will be effective when we receive your completed request form at our Service Center. Call or write us for a copy of the request form and additional information concerning the program. We may change, terminate, limit, or suspend dollar cost averaging at any time.

REBALANCING. Rebalancing allows you to readjust the percentage of your Policy Value allocated to each Investment Division to maintain a pre-set level of investment in various market segments. Over time, the variations in each Investment Division's investment results will shift the balance of your Policy Value allocations. Under the rebalancing program, we automatically transfer your Policy Value, back to the percentages you specify in accordance with procedures and requirements that we establish. Restrictions on transfers from the Fixed Account will not apply to rebalancing. Dollar cost averaging and rebalancing are mutually exclusive; you cannot select both.

You may request rebalancing when you apply for your policy or by submitting a completed Written Request to us at our Service Center. Please call or write us for a copy of the request form and additional information concerning rebalancing.

Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Value allocated to the better performing segments. Other investment programs, such as the dollar cost averaging program, may not work in concert with rebalancing. Therefore, you should monitor your use of these programs, as well as other transfers or partial surrenders, while rebalancing is being used. We may change, terminate, limit, or suspend rebalancing at any time.

                              THE SEPARATE ACCOUNT

THE PORTFOLIOS. The Separate Account is divided into Investment Divisions. Each Investment Division invests in shares of one of the portfolios. Each portfolio is a separate investment series of JNL(R) Series Trust or JNL Variable Fund LLC, each an open-end management investment company registered under the 1940 Act. We briefly describe the portfolios below. You should read the current prospectuses for the portfolios for more detailed and complete information concerning the portfolios, their investment objectives and strategies, and the investment risks associated with the portfolios. If you do not have a prospectus for a portfolio, contact us and we will send you a copy.

Each portfolio holds its assets separately from the assets of the other portfolios, and each portfolio has its own distinct investment objective and policies. Each portfolio operates as a separate investment fund and the income, gains, and losses of one portfolio generally have no effect on the investment performance of any other portfolio.

HIGHLIGHTED ARE THE PORTFOLIOS THAT ARE NEWLY AVAILABLE, RECENTLY UNDERWENT NAME CHANGES, OR WERE SUBJECT TO A MERGER, AS MAY BE EXPLAINED IN THE ACCOMPANYING PARENTHETICAL. THE PORTFOLIOS ARE NOT THE SAME MUTUAL FUNDS THAT YOU WOULD BUY THROUGH YOUR STOCKBROKER OR A RETAIL MUTUAL FUND. THE PROSPECTUSES FOR THE PORTFOLIOS ARE ATTACHED TO THIS PROSPECTUS.

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                                JNL SERIES TRUST
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JNL/AIM LARGE CAP GROWTH FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc.)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies.

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JNL/AIM REAL ESTATE FUND
     JACKSON NATIONAL ASSET MANAGEMENT, LLC (AND AIM CAPITAL MANAGEMENT, INC.)

         SEEKS HIGH TOTAL RETURN BY INVESTING AT LEAST 80% OF ITS ASSETS (NET ASSETS PLUS THE AMOUNT OF ANY BORROWINGS FOR INVESTMENT PURPOSES) IN REAL ESTATE AND REAL ESTATE-RELATED COMPANIES.

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JNL/AIM SMALL CAP GROWTH FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc.)

         Seeks long-term growth of capital by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies.

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JNL/ALGER GROWTH FUND
     Jackson National Asset Management, LLC (and Fred Alger Management, Inc.)

         Seeks long-term capital appreciation by investing at least 65% of its total assets in a diversified portfolio of equity securities - common stock, preferred stock, and securities convertible into or exchangeable for common stock - of large companies which trade on U.S. exchanges or in the U.S. over-the-counter market.

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JNL/EAGLE CORE EQUITY FUND
     Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

         Seeks long-term capital appreciation and, secondarily, current income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

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JNL/EAGLE SMALLCAP EQUITY FUND
     Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

         Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of securities represented by the Russell 2000(R) Index.

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JNL/FMR BALANCED FUND
     Jackson National Asset Management, LLC (and Fidelity Management & Research Company)

         Seeks income and capital growth, consistent with reasonable risk by investing 60% of its assets in securities and the remainder in bonds and other debt securities.

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JNL/FMR CAPITAL GROWTH FUND
     Jackson National Asset Management, LLC (and Fidelity Management & Research Company)

         Seeks long-term growth of capital by investing in securities issued by medium-sized companies.

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JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND
     JACKSON NATIONAL ASSET MANAGEMENT, LLC (AND FRANKLIN ADVISORY SERVICES,
     LLC)

         SEEKS LONG-TERM TOTAL RETURN BY INVESTING AT LEAST 80% OF ITS ASSETS (NET ASSETS PLUS THE AMOUNT OF ANY BORROWINGS FOR INVESTMENT PURPOSES) IN SECURITIES OF SMALL-CAPITALIZATION COMPANIES.

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JNL/GOLDMAN SACHS MID CAP VALUE FUND
     JACKSON NATIONAL ASSET MANAGEMENT, LLC (AND GOLDMAN SACHS ASSET MANAGEMENT, L.P.)

         SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS ASSETS (NET ASSETS PLUS THE AMOUNT OF ANY BORROWINGS FOR INVESTMENT PURPOSES) IN A DIVERSIFIED PORTFOLIO OF SECURITIES IN MID-CAP ISSUERS WITH PUBLIC STOCK MARKET CAPITALIZATIONS WITHIN THE RANGE OF MARKET CAPITALIZATION OF COMPANIES CONSTITUTING THE RUSSELL MIDCAP(R) VALUE INDEX AT THE TIME OF INVESTING.

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JNL/JPMORGAN INTERNATIONAL EQUITY FUND (FORMERLY, JNL/PUTNAM INTERNATIONAL
  EQUITY FUND)
     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

         Seeks long-term total growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation.

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JNL/JPMORGAN INTERNATIONAL VALUE FUND
     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

         Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

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JNL/LAZARD MID CAP VALUE FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management)

         Seeks capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued based on their return on equity.

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JNL/LAZARD SMALL CAP VALUE FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management)

         Seeks capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the sub-adviser believes are undervalued based on their return on equity.

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JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the S&P 500(R) Index to provide long-term capital growth by investing in large-capitalization company securities.

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JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the S&P 400(R) Index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

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JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Russell 2000(R) Index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic corporations.

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JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Morgan Stanley Capital International Europe Australasia Far East Free Index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

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JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Lehman Brothers Aggregate Bond Index to provide a moderate rate of income by investing in domestic fixed-income investments.

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JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

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JNL/OPPENHEIMER GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

         Seeks capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.

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JNL/OPPENHEIMER GROWTH FUND
     Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

         Seeks capital appreciation by investing mainly in common stocks of "growth companies." The Fund currently focuses on stocks of companies having a large capitalization (currently more than $12 billion) or mid-capitalization ($2 billion to $12 billion), but this focus could change over time as well as the companies the Fund considers to be currently large- and mid-capitalization.

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JNL/PIMCO TOTAL RETURN BOND FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks maximum total return, consistent with the preservation of capital and prudent investment management, by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment-grade, fixed-income securities of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents.

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JNL/PUTNAM EQUITY FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

         Seeks long-term capital growth by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation.

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JNL/PUTNAM MIDCAP GROWTH FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

         Seeks capital appreciation by investing mainly in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole.

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JNL/PUTNAM VALUE EQUITY FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

         Seeks capital growth, with income as a secondary objective, by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal market conditions, in equity securities.

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JNL/SALOMON BROTHERS HIGH YIELD BOND FUND
     Jackson National Asset Management, LLC (and Salomon Brothers Asset Management Inc.)

         Seeks to maximize current income, with capital appreciation as a secondary objective, by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities ("junk bonds") and related investments and may invest in securities of foreign insurers.

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JNL/SALOMON BROTHERS STRATEGIC BOND FUND
     Jackson National Asset Management, LLC (and Salomon Brothers Asset Management Inc.)

         Seeks a high level of current income, with capital appreciation as a secondary objective, by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of fixed-income investments.

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JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND
     Jackson National Asset Management, LLC (and Salomon Brothers Asset Management Inc.)

         Seeks a high level of current income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in: (i) U.S. Treasury obligations; (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government; and (iii) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government.

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JNL/SELECT BALANCED FUND
     Jackson National Asset Management, LLC (and Wellington Management Company,
     LLP)

         Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities, but may also invest up to 15% of its assets in foreign equity and fixed income securities.

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JNL/SELECT GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and Wellington Management Company,
     LLP)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers.

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JNL/SELECT LARGE CAP GROWTH FUND
     Jackson National Asset Management, LLC (and Wellington Management Company,
     LLP)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large U.S. companies selected for their growth potential.

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JNL/SELECT MONEY MARKET FUND
     Jackson National Asset Management, LLC (and Wellington Management Company,
     LLP)

         Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

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JNL/SELECT VALUE FUND
     Jackson National Asset Management, LLC (and Wellington Management Company,
     LLP)

         Seeks long-term growth of capital by investing at least 65% of its total assets in common stocks of domestic companies, focusing on companies with large market capitalizations. Using a value approach, the fund seeks to invest in stocks that are undervalued relative to other stocks.

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JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND (THE JNL/ALLIANCE CAPITAL GROWTH FUND
  MERGED INTO THIS FUND, EFFECTIVE MAY 2, 2005)
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term growth of capital and increasing dividend income by investing primarily in a diversified portfolio of common stocks of well-established U.S. growth companies.

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JNL/T. ROWE PRICE MID-CAP GROWTH FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term growth of capital by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of medium-sized (mid-cap) U.S. companies which the sub-adviser expects to grow at a faster rate than the average company.

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JNL/T. ROWE PRICE VALUE FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. In taking a value approach to investment selection, at least 65% of its total assets will be invested in common stocks the portfolio manager regards as undervalued.

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                              JNL VARIABLE FUND LLC
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JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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JNL/MELLON CAPITAL MANAGEMENT VIP FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies.

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JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND (FORMERLY, JNL/MELLON
  CAPITAL MANAGEMENT PHARMACEUTICAL/HEALTHCARE SECTOR FUND)
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND (FORMERLY, JNL/MELLON
  CAPITAL MANAGEMENT ENERGY SECTOR FUND)
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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The investment objectives and policies of certain of the portfolios are similar to the investment objectives and policies of other mutual funds that the portfolio's investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the portfolios may be higher or lower than the investment results of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar portfolios will be comparable even though the portfolios have the same investment sub-advisers. The portfolios described are available only through variable annuity and variable life Contracts issued by Jackson National Life of NY. Shares of the portfolios may also be sold directly to qualified retirement plans. They are NOT offered or made available to the general public directly.

A portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and JNL Variable Fund LLC carefully before investing. Additional portfolios and Investment Divisions may be available in the future.

We automatically reinvest all dividends and capital gains distributions from a portfolio in shares of that portfolio at net asset value. The income and realized and unrealized gains or losses on the assets of each Investment Division are separate and are credited to or charged against the particular Investment Division without regard to income, gains or losses from any other Investment Division or from any other part of our business. We use the Net Premium you allocate to an Investment Division to purchase shares in the corresponding portfolio and redeem shares in the portfolios to meet policy obligations. The portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Certain portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same portfolio. Although neither we nor any of the portfolios currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners, each portfolio's board of directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a board of directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the related expenses.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the portfolios held by the Investment Divisions to which you have allocated your Policy Value. Under current interpretations, however, you are entitled to give us instructions on how to vote those shares with respect to certain matters. We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the issues. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant portfolio for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions. However, if you assign your policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants. If you send us written voting instructions, we follow your instructions in voting the portfolio shares attributable to your policy. If you do not send us written instructions, we vote the shares attributable to your policy in the same proportion as we vote the shares for which we have received instructions from other Owners. We vote shares that we hold in the same proportion as we vote the shares for which we have received instructions from Owners.

We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the portfolios or to approve or disapprove an investment advisory contract for one or more of the portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Owners to the investment objectives or the investment adviser of the portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the portfolio or would result in the purchase of securities for the portfolio that vary from the general quality and nature of investments and investment techniques utilized by the portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the portfolio shares without obtaining instructions from our Owners and we may choose to do so.

ADDITIONS, DELETIONS, AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the portfolios are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a portfolio is no longer preferred, we may add or substitute shares of another portfolio or mutual fund for portfolio shares already purchased or to be purchased in the future. Any substitution will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Investment Divisions:

     (a) to operate the Separate Account in any form permitted by law;

     (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

     (c) to transfer assets from one Investment Division to another, or from any Investment Division to our general account;

     (d) to add, combine, or remove Investment Divisions in the Separate
         Account;

     (e) to change the way in which we assess charges, as long as the charges do not exceed the maximum guaranteed charges under the policies; and

     (f) to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes.

If we take any of these actions, we will comply with the then applicable legal requirements.

                                THE FIXED ACCOUNT

If you select the Fixed Account, your money will be placed with Jackson National Life of NY's other assets. The Fixed Account is not registered with the SEC and the SEC does not review the information we provide to you about the Fixed Account. Your policy contains a more complete description of the Fixed Account.

THE PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS IN THE FIXED ACCOUNT ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENTS ABOUT THE FIXED ACCOUNT IN THIS PROSPECTUS MAY BE SUBJECT TO GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.

You may allocate part or all of your Net Premium to the Fixed Account at any time while your policy is in force. With the Fixed Account, we will guarantee the amounts allocated (but deductions will lower the amount of the guarantee) and the crediting of a minimum rate of interest. From time to time and at our sole discretion we may set a higher current interest rate applicable to premium and transfers allocated to the Fixed Account during a Policy Year. We may declare different rates for amounts that are allocated to the Fixed Account at different times. The rate will be re-set on the Policy Anniversary. All monies in the Fixed Account will be re-set to the same rate on the Policy Anniversary. We determine interest rates in accordance with a variety of factors.

Amounts allocated to the Fixed Account are part of the general account of Jackson National Life of NY. We invest the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial surrenders from the Fixed Account for up to 6 months from the date we receive your written partial surrender request. We pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                           POLICY BENEFITS AND RIGHTS

DEATH BENEFIT. While your policy is in force, we will pay the Death Benefit Proceeds upon the Insured's death. We will pay the Death Benefit Proceeds to the named beneficiary(ies) or, if none survives, to the contingent beneficiary(ies). We will pay the Death Benefit Proceeds in a lump sum.

The Death Benefit Proceeds payable to the beneficiary equal the applicable Death Benefit, less any Debt and less any due and unpaid charges. The amount of Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Specified Death Benefit, and in some instances your Policy Value. The Death Benefit Proceeds may be increased if you have added a rider providing optional insurance benefits. Please see "Optional Insurance Benefits" beginning on page 27.

We will calculate the Death Benefit Proceeds, including any optional insurance benefits added to your policy as of the end of the Valuation Period during which we receive due proof of death from the beneficiary of record (if there are multiple beneficiaries, we will calculate the Death Benefit Proceeds when we receive completed claim forms and due proof of death from the first beneficiary). The beneficiary will be unable to change the Policy Value's allocation before we calculate and pay the Death Benefit Proceeds; Deductions will continue to be taken until we have received due proof of death. We will usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. Beyond seven days, from due proof of death until payment, the Death Benefit Proceeds will earn interest at a rate set by the state where you purchased the policy.

DEATH BENEFIT OPTIONS.  You may choose one of three Death Benefit options:

     OPTION A: the Death Benefit is the greater of: (a) the Specified Death Benefit of the policy; or (b) the Minimum Death Benefit. Option A is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the Minimum Death Benefit.

     OPTION B: the Death Benefit is the greater of (a) the Specified Death Benefit plus the Policy Value; or (b) the Minimum Death Benefit. Under Option B, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your policy generally involves a constant Net Amount at Risk.

     OPTION C: the Death Benefit is the greater of: (a) the Specified Death Benefit plus the greater of (i) the sum of all premiums paid minus all prior partial surrenders (including any applicable charges) or (ii) zero, or (b) the Minimum Death Benefit. Under this Option, your Death Benefit generally varies as you pay premiums and take partial surrenders.

MINIMUM DEATH BENEFIT. The Minimum Death Benefit used in the Death Benefit formulas under the policy equals the Policy Value multiplied by the applicable Minimum Death Benefit percentage. We set forth the applicable Minimum Death Benefit percentages in the policy, which are based upon the age of the Insured and depend on the tax test you choose as described below. While the policy is in force, we guarantee that the Death Benefit will not be less than the greater of the current Specified Death Benefit or the Minimum Death Benefit.

There are two tax tests, which generally require that a policy have a significant element of life insurance (the Minimum Death Benefit) and not be primarily an investment vehicle. Your tax test choice is irrevocable and between the following:

     o    the Cash Value Accumulation Test; and

     o    the Guideline Premium and Cash Value Corridor Test.

The Cash Value Accumulation Test determines the Minimum Death Benefit by multiplying a policy's value by a percentage determined by methodology set out in the federal tax regulations. The percentage depends on an insured's age, sex, and underwriting risk classification. Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums so long as there is a sufficient death benefit in relation to the policy's value at all times.

The Guideline Premium and Cash Value Corridor Test determines the Minimum Death Benefit and Guideline Premium by comparing a policy's death benefit to an applicable percentage of its cash value. These percentages are set out in the Code and vary by the insured's age.

Since the cost of insurance charge is based upon the Net Amount at Risk, it generally is less under a policy with an Option A Death Benefit than one with an Option B Death Benefit. As a result, if the Investment Divisions you select experience favorable investment results, your Policy Value tends to increase faster under Option A than under Option B, but the Death Benefit under Option B increases or decreases directly with changes in the Policy Value. Thus, you may prefer Option A if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option B if your are seeking to increase Death Benefits. Option C may be preferable if you want a Death Benefit that would include a return of premium paid (less partial surrenders).

EXAMPLE: If you choose the Guideline Premium and Cash Value Corridor Test as your tax test, under an Option A policy, an increase in the Policy Value due to favorable investment experience may increase the Death Benefit above the Specified Death Benefit, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Death Benefit).


                 ------------------------------------- ----------------------- --------------------
                                                                 A                      B
                 ------------------------------------- ----------------------- --------------------
                 Specified Death Benefit                      $200,000              $200,000
                 ------------------------------------- ----------------------- --------------------
                 Death Benefit Option                            A                      A
                 ------------------------------------- ----------------------- --------------------
                 Insured's Age                                   50                    50
                 ------------------------------------- ----------------------- --------------------
                 Policy Value                                 $115,000               $95,000
                 ------------------------------------- ----------------------- --------------------
                 Applicable Minimum Death Benefit               185%                  185%
                 Percentage
                 ------------------------------------- ----------------------- --------------------
                 Death Benefit                                $212,750              $200,000
                 ------------------------------------- ----------------------- --------------------

Under column A, the Death Benefit equals $212,750, i.e., the greater of $200,000 (the Specified Death Benefit) and $212,750 (the Policy Value of $115,000, multiplied by the Minimum Death Benefit percentage of 185%). Under column B, the Death Benefit is $200,000, i.e., the greater of $200,000 (the Specified Death Benefit) and $175,750 (the Policy Value of $95,000 multiplied by the Minimum Death Benefit percentage of 185%). This amount, less any Debt and unpaid charges, constitutes the Death Benefit Proceeds that we would pay to the beneficiary.

CHANGES IN DEATH BENEFIT OPTION. Subject to our consent, after the first Policy Year, you may change the Death Benefit Option once each Policy Year by writing to us at the address given on the first page of this prospectus. If you ask to change from Option A to Option B, we will reduce each Specified Death Benefit in the Schedule of Specified Death Benefits of your Policy by the amount of the Policy Value. If you ask to change from Option B to Option A, we will increase each Specified Death Benefit in the Schedule of Specified Death Benefits of your policy by the amount of the Policy Value. If you ask to change from Option C to Option A, we will increase each Specified Death Benefit in the Schedule of Specified Death Benefits by the greater of the sum of all your premiums paid, less all prior partial surrenders or zero. The Schedule of Specified Death Benefits will change in conjunction with your Death Benefit Option change to keep the Net Amount at Risk the same, which may be important to you since your cost of insurance charge is based on the Net Amount at Risk. You may not change from Option C to Option B or from Option A or B to Option C. The change will take effect on the first Monthly Anniversary following our approval at least one business day after we approve your Written Request. If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary. We will send confirmation of your change of Death Benefit Option. We may require evidence of insurability satisfactory to us for a change from Option A to Option B. We do not currently require you to prove insurability for other changes in Death Benefit Option.

You may not change the Death Benefit Option under your policy if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit. The GDB Rider is available only with Death Benefits Option A and B.

CHANGES IN SPECIFIED DEATH BENEFIT. At issue, your Specified Death Benefit can be scheduled to be level over the life of your policy or to increase or decrease on Policy Anniversaries, subject to certain restrictions. Your Schedule of Specified Death Benefits is set forth in the policy. Scheduling changes in advance at the same time that you apply for the policy, particularly increases, does not require additional evidence of insurability and underwriting later. Moreover, the overall cost of insurance charge for the life insurance coverage may be lower than if you request to change the Schedule of Specified Death Benefits following the Issue Date. Otherwise, subject to our approval, after the first Policy Year, you may change the Schedule of Specified Death Benefits once each Policy Year by writing to us at the address shown on the first page of this prospectus; however, any change that requires evidence of insurability must include an increase in the Specified Death Benefit for the current Policy Year.

You should be aware that any change in the Specified Death Benefit changes the Net Amount at Risk and, therefore, changes the cost of insurance charges on your policy. Any change in Specified Death Benefit must be at least $10,000. A change in the Schedule of Specified Death Benefits will take effect on the first Monthly Anniversary after we approve the request. However, if less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary. To confirm changes in your policy's Schedule of Specified Death Benefits, we will send you an updated Schedule of Specified Death Benefits. We do not permit a Specified Death Benefit change if the policy is in the Grace Period.

A decrease in the Schedule of Specified Death Benefits will offset the most recent increase in the Schedule of Specified Death Benefits, if any, and next most recent increase, but we do not permit a decrease in the Schedule of Specified Death Benefits if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit or cause your policy to lose its status as a contract of life insurance under the Code. For more information, see "Death Benefit Options" beginning on page 25. We will not allow a decrease in the Schedule of Specified Death Benefits during the first seven Policy Years or before seven Policy Years from an increase in the Schedule of Specified Death Benefits.

For an increase in the Schedule of Specified Death Benefits, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We will not approve a request for a Schedule of Specified Death Benefits increase if the Net Policy Value is too small to pay the Monthly Deduction through the end of the Policy Year. Increases are limited to 10% of your Specified Death Benefit per year, which increases may accumulate up to 50%, and there is a lifetime limit of 400%. For example, to schedule increases to occur on each of your first, third and ninth Contract Anniversaries, you would be limited to 10%, 20% and 50% of your current Specified Death Benefit, respectively.

By refusing a scheduled increase in the Specified Death Benefit, you void any future scheduled increases in the Specified Death Benefit, subject to evidence of insurability. Similarly, by refusing a scheduled decrease in the Specified Death Benefit, you void any future scheduled increases in the Specified Death Benefit; however, such refusal is only allowed subject to insurability. You also void any future scheduled increases in the Specified Death Benefit with an unscheduled decrease in the Schedule of Specified Death Benefits, subject to evidence of insurability. Any increase in the Specified Death Benefit (scheduled or unscheduled) following a change in the Schedule of Specified Death Benefits that requires evidence of insurability is subject to underwriting at the time of the change. This means that a new segment of coverage is created to which cost of insurance rates that differ from those of the original coverage are applied. This is done to reflect the additional underwriting and the Insured's attained age at the time of the change.

Modifying the policy's Specified Death Benefit may have tax ramifications. For additional information, please see "Federal Tax Considerations" on page 38.

OPTIONAL INSURANCE BENEFITS. You may ask to add one or more of the following riders to your policy at any time to provide additional optional insurance benefits. We may require evidence of insurability before we issue a rider to you. If we impose any charge for a rider, we will deduct the charge as part of the Monthly Deduction. For more information concerning optional riders, please ask your sales representative or contact us at our Service Center. At our sole discretion we may offer riders or stop offering any rider at any time.

TERMINAL ILLNESS BENEFIT RIDER - The rider provides an accelerated payment of life insurance proceeds if the Insured, or an additional person pursuant to the Other Insured Term Insurance Rider, is terminally ill, as defined in the rider. The Owner may request an accelerated benefit of between 25% of the Death Benefit (including any additional insurance coverage) or $50,000, if less, and 100% of the Death Benefit or $250,000, if less. The amount of the benefit under the policy will be subject to: a discount for 12 months' interest (not to exceed 8%) as specified in the rider; a pro rata portion of any outstanding Debt; an administrative expense charge fee as determined by Jackson National Life of NY (not to exceed $100); and any unpaid policy charges. If a payment is made pursuant to this rider, the Death Benefit will be reduced by the dollar amount requested. All other values under the policy will be reduced proportionately. The amount of the accelerated benefit for an additional person to request is also between 25% and 100% of the insurance coverage under the Other Insurance Term Insurance Rider, and the reduction of insurance coverage will be proportional to any payment made pursuant to this rider. This rider automatically attaches to a policy that qualifies at the time of application. There is no expiry date for the Insured. This rider terminates upon payment of any benefit under the rider. The expiry date for an additional person is concurrent with the expiry of the Other Insured Term Insurance Rider.

WAIVER OF MONTHLY DEDUCTIONS RIDER. In the event of the Insured's total disability commencing before the Policy Anniversary after the Insured reaches Attained Age 60, we will waive the Monthly Deduction for the policy and any rider then in effect during the continuance of the disability. Eligible issue ages for this rider are 18-55. You may not select both this rider and the Waiver of Specified Premium Rider. Policy changes that would result in a larger Monthly Deduction may be restricted during a period of disability. These changes could include the addition of an additional Other Insured Term Insurance Rider or benefits requiring evidence of insurability. The policy may lapse if Debt is greater than the Policy Value.

WAIVER OF SPECIFIED PREMIUM RIDER. In the event of the Insured's total disability commencing before the Policy Anniversary corresponding to the Insured's Attained Age 60, we will pay a specified monthly premium into the policy during the continuance of the disability. Eligible issue ages for this rider are 18-55. You may not select both this rider and the Waiver of Monthly Deduction Rider. Payment of the specified premium may not be sufficient to keep the policy in force during the period of disability.

GUARANTEED DEATH BENEFIT (GDB) RIDER. The GDB Rider will enable you to keep your policy's initial Specified Death Benefit (or current Specified Death Benefit, if less) in force for the greater of 20 years or until the Insured turns age 65. We guarantee the lesser of the initial Specified Death Benefit or the current Specified Death Benefit, regardless of declines in Policy Value, if you meet the premium requirement under the rider. The premium requirement is met if, on each Monthly Anniversary, (a) the total premiums paid less Debt and any partial surrenders equal or exceed (b) the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary or the Insured's Attained Age 100, if earlier. For policies with Day 1 Loans, "total premiums" include the actual premium received plus the amount of the loan.

If the premium requirement is not met, we will send you a notice giving you an opportunity to correct the deficiency by paying more premium. We will allow you 61 days. At the end of that period, if you have not paid the required additional premium, then the GDB benefit will end. Once ended, this benefit cannot be reinstated, and the policy will stay in force only as long as the Policy Value is sufficient to keep the policy in force. The GDB does not prevent the policy from entering the Grace Period, but an active GDB will extend the Specified Death Benefit coverage even if the policy would otherwise lapse at the expiration of the Grace Period. For more information about the circumstances in which the policy might lapse, see "Termination and Grace Period" on page 32.

The GDB does not cover riders. If the Net Policy Value is insufficient to pay charges as they come due, only the GDB and base policy coverage amount is guaranteed to stay in force. If the Net Policy Value is insufficient to pay the base coverage charges as they come due, these charges are waived. Deduction of charges will resume once there is sufficient Net Policy Value. The GDB is only available on policies with an Option A Death Benefit or Option B Death Benefit. The GDB automatically attaches to a policy that qualifies at the time of application.

OTHER INSURED TERM INSURANCE RIDER. This rider provides term insurance coverage on an additional person up to the earlier of the Insured's Attained Age 100 or the Rider Insured's Attained Age 80, subject to the terms of the rider. If the Rider Insured is not related to the Insured on the policy and the policy is not a MEC, the charges deducted for this rider may be treated as distributions for tax purposes and accordingly reduce the cost basis of the policy. For MEC contracts, the charges for the Rider Insureds who are not related to the Insured may be treated as taxable distributions for tax purposes, to the extent there is a gain in the policy. You should consult a qualified tax adviser for more information. At any time before or on the Rider Insured's 65th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance). You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance. Accordingly, you should consult your tax counsel before removing or reducing the rider.

CHILD INSURANCE RIDER. This rider provides for term insurance on the Insured's children. We provide coverage until the earlier of the 22nd birthday of each child (issue ages: 14 days to 18th birthday) or the end of the premium paying period for the rider. The rider expires at the Insured's Attained Age 65. Up to 5 units may be purchased. Each unit provides $5,000 of term coverage on each Insured child. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22. The rider may be exchanged for a whole life policy on the earlier of each child's 22nd birthday and the Insured's 65th birthday. If the Insured commits suicide or when the insurance on the life of each child expires, the rider may be converted without evidence of insurability, to any available life policy (other than term insurance) provided the rider is in force and no premium is in default. We must receive a written application for the new policy and payment of the first premium no later than 30 days after the rider's date of expiry.

POLICY LOANS. While the policy is in force, and not in the Grace Period, and after the Allocation Date, you may borrow money from us using the policy as the only security for your loan, subject to some limitations. To secure a loan's repayment, we require that a corresponding amount of Policy Value be transferred to the Loan Account. Loans have priority over the claims of any assignee or any other person. Any outstanding policy loans and loan interest reduce the amount you may request. In addition, if you have named an irrevocable beneficiary, you must also obtain his or her written consent before we make a policy loan to you. You may borrow up to the maximum loan amount, which except for Day 1 Loans, is the Net Policy Value in effect as of the end of the Valuation Period in which we grant your request minus the Monthly Deductions to your next Policy Anniversary, or the next following Policy Anniversary if the loan is within 30 days of a Policy Anniversary. For Day 1 Loans, the maximum loan amount is up to 90% of your premium payment, and this depends on the anticipated Monthly Deductions to which your policy will be subject to keep it in force. The minimum loan amount is noted on the policy data pages.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our Service Center. We may, however, postpone payment in the circumstances described below in "Postponement of Payment".

When we make a policy loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We make these transfers pro rata from the Investment Divisions and the Fixed Account, unless you instruct us otherwise in writing. We credit interest to the Loan Account at 3% annually.

Interest on policy loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a policy loan when due, the unpaid interest becomes part of the policy loan and accrues interest at the same rate. In addition, on each Policy Anniversary, the value of the Loan Account is set equal to the Debt. Accordingly, we transfer to the Loan Account an amount of Policy Value equal to the amount by which the Debt exceeds the value of the Loan Account. Similarly, if the value in the Loan Account exceeds Debt, we transfer the excess from the Loan Account to the Investment Divisions and the Fixed Account proportionally based on your selections.

Day 1 Loans, if available, may only be taken in conjunction with a 1035 transfer (or 1035 exchange) of a policy with an existing loan for this policy. Loans accrue interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years, and 3% thereafter. In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%.

While the policy is in force, you may repay all or part of a policy loan without any penalty. To repay a loan in full, the loan repayment must equal the Debt. If you intend a payment to be a loan repayment rather than additional premium, you must clearly identify the payment as such or we treat it as additional premium. We apply all loan repayments first to the loan principal, and then to the accrued loan interest. When we receive a loan repayment, we transfer an equal amount from the Loan Account to the Investment Divisions and Fixed Account according to the most recent premium allocation instructions on file, unless you instruct us otherwise. We reserve the right to require loan repayments to be credited to the Fixed Account to the extent that was the source of the loan being repaid. We may refuse any loan repayment less than $25. An overpayment of a loan will be treated as additional premium, unless you specify in writing with your payment that any overpayment should be refunded.

If the total outstanding Debt exceeds the Policy Value, we notify you and any assignee in writing. To keep the policy in force, we require you to pay a premium sufficient to keep the policy in force for at least three more months. If you do not pay us sufficient premium within the Grace Period, your policy lapses and terminates without value. As explained below in the section entitled "Reinstatement," you may subsequently reinstate the policy by either repayment or reimbursement of any Debt that was outstanding at the end of the Grace Period, however the loan cannot be reinstated. If your policy lapses while a policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences.

A policy loan, whether or not repaid, will have a permanent effect on your Policy Value because the investment results of each Investment Division and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value will not increase as rapidly as it would if you had not taken a policy loan. If the Investment Divisions and/or Fixed Account earn less than that rate, then your Policy Value will be greater than it would have been if you had not taken a policy loan. The combination of an increasing loan balance, deduction for contract charges and fees, and unfavorable investment performance may cause the policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the policy. Also, if you do not repay a policy loan, your Debt reduces the Death Benefit and Cash Surrender Value otherwise payable.

In addition, you may realize taxable income when you take a policy loan. If your policy is treated as a modified endowment contract for federal tax purposes, policy loans are treated as partial surrenders for tax purposes, and the amount of the loan equal to any increase in your Policy Value may be treated as taxable income to you. In addition, you may also incur an additional 10% penalty tax. This penalty tax will not apply to any amounts: (1) paid on or after the date you reach age 59 1/2, (2) paid to your beneficiary after you die or (3) paid if you become totally disabled (as that term is defined in the Code).

You should also be aware that interest on policy loans is generally not deductible. Before you take a policy loan, you should consult your tax adviser and carefully consider the potential impact of a policy loan on your rights and benefits under the policy.

SURRENDERS. While your policy is in force, you may surrender your policy. Your policy terminates on the day we receive your Written Request in good order. You must submit your policy or a lost policy affidavit to our Service Center with your written surrender request.

Upon surrender, we will pay you the Cash Surrender Value determined as of the day we receive your Written Request. Generally, we make this payment within seven days of our receipt of your Written Request. You may not reinstate the policy once it is surrendered. We have set forth the tax consequences of surrendering the policy in "Federal Tax Considerations" below.

We may in our discretion make available payment options to which you may apply surrender proceeds in order to receive a stream of periodic payments. If you choose a payment option, we will offer a supplemental agreement setting forth the terms of the selected option. For information about the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus. At any time in our discretion we may change the selection or the terms of the payment options we then offer, or discontinue offering payment options.

Surrendering your policy and applying the proceeds to a payment option may result in your being deemed to receive taxable income. Accordingly, before following this course of action you should consult a qualified tax adviser.

PARTIAL SURRENDERS. While your policy is in force after the first Policy Year, you may withdraw a portion of your Net Policy Value by sending a Written Request to our Service Center.

Your Written Request for a partial surrender will be effective on the day we receive it at our Service Center, or, if not a Valuation Day, the next day that is a Valuation Day. We will pay you the amount requested and we will deduct that amount plus a $25 partial surrender fee from your Policy Value. The minimum partial surrender amount is $500. We will not permit a partial surrender that would reduce the Net Policy Value to an amount less than or equal to that needed to make the next three Monthly Deductions. If your partial surrender would exceed that limit, we will notify you and give you the option of withdrawing your request or surrendering your policy. Unless you request otherwise, we take the partial surrender from the Investment Divisions and the Fixed Account in proportion to each one's respective value at the time. The amount withdrawn from the Fixed Account may not exceed the total amount withdrawn times the ratio of the Fixed Account Value to the value in the Investment Divisions and Fixed Account immediately before the partial surrender.

A partial surrender may reduce your policy's Schedule of Specified Death Benefit, depending on the Death Benefit Option in effect in the same manner and subject to the same limitations as the Specified Death Benefit at the time of the partial surrender, as described below.

For policies with Death Benefit Option A:

If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit by the partial surrender amount. Otherwise if your Death Benefit equals the Minimum Death Benefit, we will reduce the Specified Death Benefit by the amount by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender.

EXAMPLE: The following example illustrates the effect of a partial surrender on a policy having the indicated values, where the Death Benefit equals the Minimum Death Benefit. The example assumes a Minimum Death Benefit percentage of 250% and a total partial surrender amount of $20,000.


                                           Before the Partial Surrender        After the Partial Surrender
         Policy Value                      $84,000                             $64,000
         Specified Death Benefit (A)       $200,000                            $190,000
         Minimum Death Benefit (B)         $210,000 ($84,000 x 250%)           $160,000 ($64,000 x 250%)
         Death Benefit                     $210,000 (greater of A and B)       $190,000 (greater of A and B)

As shown above, the Policy Value is reduced by $20,000, the total amount of the partial surrender, while the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

For policies with Death Benefit Option B:

A partial surrender generally does not affect the Specified Death Benefit. However, the Death Benefit Proceeds typically are reduced dollar-for-dollar.

For policies with Death Benefit Option C:

If the partial surrender amount is less than the total premiums paid minus the total of all prior partial surrenders (including related charges), the Specified Death Benefit will not be reduced. Otherwise, the Specified Death Benefit is reduced by the amount that the partial surrender amount exceeds the greater of:
(1) total premiums paid minus the sum of all partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Specified Death Benefit or (3) zero.

Partial surrenders are not permitted if the Death Benefit reduction would reduce any Specified Death Benefit below the minimum Specified Death Benefit ($100,000) or cause the policy to lose its status as life insurance under the Code. Partial surrenders will also impact your policy's premium requirement with the GDB Rider, if the GDB Rider is in effect.

A partial surrender may give rise to taxable income. Also, we will notify you if a partial surrender would cause your policy to be treated as a modified endowment contract for tax purposes, so that you can decide whether to pursue the partial surrender or modify or withdraw it to avoid modified endowment contract status. We recommend that you consult your tax adviser before making a partial surrender. The tax consequences of making a partial surrender are discussed in "Federal Tax Considerations."

STATUS OF POLICY AT ATTAINED AGE 100. If the policy is in force, your policy will remain in force subject to the following changes:

     (1) We will transfer all of your Policy Value to the Fixed Account, and the Investment Divisions no longer will be available under your policy;

     (2)  We will stop charging the Monthly Deduction;

     (3) The death benefit option will change to Option A, and no further changes in death benefit option will be permitted;

     (4)  No additional premiums will be accepted;

     (5)  Dollar cost averaging and rebalancing, if applicable, terminate;

     (6)  Riders will terminate as provided in the Rider form;

     (7) Partial surrenders and policy loans (loan interest will continue to accrue) will continue to be allowed; and

     (8)  No increases in the Specified Death Benefit will be allowed.

If you have outstanding Debt, loan repayments may be necessary to maintain a positive Net Policy Value since loan interest will continue to accrue.

TERMINATION AND GRACE PERIOD. Your policy will terminate and life insurance coverage will end when one of the following events first occurs:

     (a)  you surrender your policy;

     (b)  the Grace Period ends and your policy lapses; or

     (c) the Insured dies.

Your policy will enter the Grace Period if your Net Policy Value on any Monthly Anniversary is zero. We will send you and any assignee notice of the amount necessary to keep your policy in force. That amount generally is equal to at least the next three Monthly Deductions and the applicable Premium Charges, but may be more to have the Net Policy Value positive three months later. If you do not pay that amount by the end of the Grace Period, your policy will lapse without value and coverage will end, unless the GDB Rider is in effect.

The policy will continue in effect through the Grace Period. If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions. However, we will reduce the proceeds by any overdue charges.

If the Insured is within two months of age 100 when the Policy goes into the Grace Period, the Owner will be required to pay an amount at least equal to the unpaid Monthly Deductions to keep the Policy in force to age 100 plus the applicable Premium Charges. The cost of insurance charges in the Monthly Deduction calculation will be based on the most recently paid cost of insurance charge as of the day the Grace Period begins. All allocations are transferred to the Fixed Account.

REINSTATEMENT. If your policy lapses, you may apply for reinstatement of the policy within five years of the date of lapse by sending a Written Request to our Service Center. We will require satisfactory evidence of the insurability of the Insured at the same underwriting risk classification as at the time of issuance of the policy. The reinstatement amount (or charge) must be sufficient to cover all past due Monthly Deductions assessed during the Grace Period, plus the next three Monthly Deductions and the applicable sales and tax charges. Policy loans will not be restored on reinstatement.

The Policy Value on the reinstatement date will equal the Policy Value at the time of lapse, minus any Debt, plus any additional Net Premium that is not considered payment of past due charges. The Policy Value will be allocated to the Investment Divisions and Fixed Account according to your most recent allocation instructions. The Death Benefit of the reinstated policy cannot exceed the Death Benefit at the time of lapse. The sales charge, policy fee, cost of insurance charge, administrative charge and Asset Based Risk Charge will be reinstated at the duration in effect when the policy lapsed. The cost of insurance charge will be reinstated at the duration in effect when the policy is reinstated.

RIGHT TO EXAMINE THE POLICY. You may cancel your policy by returning it to us within ten days after you receive it. In addition, if your policy was purchased as a replacement of an existing life insurance policy or annuity contract, you may return it to us within sixty days after you receive it. If you return your policy, the policy terminates and we will pay you an amount equal to your total premium paid, less any partial surrender and any policy loans. We will pay the refund within seven days of receiving your request and the policy.

POSTPONEMENT OF PAYMENT. We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear. We ordinarily pay any amount attributable to your Policy Value allocated to the Separate Account within seven days, except that we may suspend or postpone any transfers or payments to or from the Investment Divisions if any of the following events occur:

     (1) The New York Stock Exchange is closed (other than customary weekend and holiday closings).

     (2) Trading on the New York Stock Exchange is restricted.

     (3) An emergency exists, as determined by the Securities and Exchange Commission, so that it is not reasonably practicable to dispose of the Separate Account's investments or to determine the value of its assets.

     (4) The Securities and Exchange Commission by order so permits for your protection.

In addition, we may delay payment from the Fixed Account for up to six months. We will pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                             CHARGES AND DEDUCTIONS

We assess charges and deductions under the policies from your premium and against your value in the Investment Divisions and the Policy Value generally. Additional charges and expenses are paid out of the portfolios' assets, as described in the prospectuses of the portfolios.

PREMIUM CHARGES. Before we allocate a premium to the Policy Value, we subtract the Premium Charges, namely the sales charge, the premium tax charge, and the federal (DAC) tax charge.

SALES CHARGE. The sales charge will not exceed 4.5% of a premium payment, but will decrease based on your aggregate premium payments. This charge is intended to help us pay for actual sales expenses, which include sales representatives' sales commissions and other sales and distribution expenses. On your aggregate premium payments, the sales charge is: 4.5% on $100,000 or less; 3.5% on more than $100,000 through $250,000; 2.5% on more than $250,000 through $500,000; and
2.0% on more than $500,000. The sales charge is only applied in Policy Years 1 through 10. After your tenth Policy Year, there is no sales charge. In fully surrendering the policy (but not in connection with a 1035 exchange), you may be entitled to a partial return of the sales charge that you paid: during the first Policy Year - up to 3% on your aggregate premium payments; and during the second Policy Year - up to 2.5% on your aggregate premium payments. There is no return of sales charge in subsequent Policy Years.

STATE AND LOCAL PREMIUM TAX CHARGE. The premium tax charge is 2.0% of each premium in all years. It is intended to help us pay state and local premium taxes. The premium tax charge represents an approximate average of the premium taxes we expect to pay. We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

FEDERAL (DAC) TAX CHARGE. The federal (DAC) tax charge is 1.5% of each premium in all years. It is intended to help us pay the cost of certain federal taxes and other expenses related to the receipt of premiums.

ASSET BASED RISK CHARGE. The Asset Based Risk Charge serves two general purposes. It compensates us for assuming the mortality risks in connection with the policy, including that the cost of insurance charge might not be sufficient to meet the claims and risks under the Death Benefit. We also have assumed the risk that on the Monthly Anniversary preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The other general purpose is to compensate us for assuming the risk that our expense assumptions will have covered the actual expenses we incurred in distributing, issuing, and administering the policies. This charge will never exceed 1.00% per annum in all years, which is deducted from the Investment Divisions on a daily basis, but will decrease over time. The current Asset Based Risk Charge is 0.85% per annum through the tenth Policy Year and 0.05% per annum thereafter through your 20th Policy Year. There is no Asset Based Risk Charge in subsequent Policy Years.

MONTHLY DEDUCTION. As of the Commencement Date and each Monthly Anniversary, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the policy. If the Monthly Anniversary falls on a day other than a Valuation Day, the Monthly Deduction will be determined using the Accumulation Unit Values determined on the next Valuation Day. If the Policy Date is prior to the Commencement Date, any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.

The Monthly Deduction is the sum of the following items:

     (1)  the cost of insurance charge for your policy;

     (2)  the monthly policy fee;

     (3)  the monthly administrative charge; and

     (4)  the cost of additional benefits provided by rider, if any.

You may specify the Investment Divisions and the Fixed Account from which you wish us to deduct the Monthly Deduction. If you do not, we will deduct the Monthly Deduction from the Investment Divisions and Fixed Account in proportion to their value on the Monthly Anniversary.

COST OF INSURANCE CHARGE. The cost of insurance charge is effective as of the Policy Date and deducted as of the Commencement Date and each Monthly Anniversary thereafter by reduction of value of the Fixed Account(s) and canceling Accumulation Units when deducted from an Investment Division. If the Policy Date is prior to the Commencement Date the charges would occur on the next Monthly Anniversary. The cost of insurance charge is intended to pay for the cost of providing life insurance coverage for the Insured. We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the table of guaranteed maximum monthly cost of insurance rates in your policy. The cost of insurance charge is calculated based on the Net Amount at Risk. The Net Amount at Risk for the death benefit options is as follows:

Option A - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Policy Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum rate of interest, minus Policy Value.

Option B - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate minus the Policy Value.

Option C - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, plus the greater of the sum of all Premium paid minus all prior total partial surrender amounts or zero, minus the Policy Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Policy Value.

The guaranteed cost of insurance charges vary based on your policy's Specified Death Benefit, Attained Age, sex and substandard and flat extra ratings. Thus, the rates differ from year to year. The cost of insurance charge covers our anticipated costs for standard and substandard ratings. The current rate is determined by us, but it will never exceed the guaranteed rates shown in your policy.

The Policy Value may vary month to month, based on the performance of the Investment Divisions you have selected, the addition of interests credited to your Fixed Account and Loan Account (if any), the deduction of charges, and any other policy transactions. Under policies with an Option A or Option C death benefit, increases in Policy Value generally decrease the Net Amount at Risk; conversely, decreases in the Policy Value increase the Net Amount at Risk. Since the cost of insurance charge is based on the Net Amount at Risk, your cost of insurance charges probably will be correspondingly different each month. Under policies with an Option B death benefit, however the Net Amount of Risk does not vary with changes in the Policy Value. Accordingly, under Option B a change in Policy Value generally does not affect your monthly cost of insurance charge. Under any Death Benefit Option, however, if your death benefit equals Minimum Death Benefit, changes in Policy Value will affect the Net Amount at Risk, because your death benefit will equal the Policy Value times a specified percentage. In that circumstance, increases in Policy Value increase the Net Amount at Risk and, accordingly, your monthly cost of insurance charge.

We determine the cost of insurance charge separately for the initial Specified Death Benefit and each subsequent unscheduled increase. The cost of insurance charge for an increase reflects circumstances, such as the Insured's age and underwriting risk classification, at the time of the increase.

We charge a lower current cost of insurance rate for policies with a Specified Death Benefit of $1,000,000 or above. If an increase (or decrease) in the Specified Death Benefit causes a crossover from one band to the next, the monthly cost of insurance charge immediately following the increase will reflect the lower (or higher) cost of insurance rate.

MONTHLY POLICY FEE. We start deducting this fee as of the Commencement Date. If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary. We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date. Each month we deduct a monthly policy fee. It is $10 per month for the first ten Policy Years and $8 per month thereafter. The monthly policy fee compensates Jackson National Life of NY for expenses of policy administration, including those associated with preparing the policies and confirmations, maintenance of Owner records, and the cost of other services necessary to service Owners, as well as those administrative expenses listed above attributable to both the policies and the Separate Account.

MONTHLY ADMINISTRATIVE CHARGE. We start deducting this fee as of the Commencement Date unless the Policy Date is prior to the Commencement Date whereby the charges would occur on the next Monthly Anniversary. We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.

The administrative charge is based on the Insured's age on the Issue Date and the Specified Death Benefit, up to $2 million of Specified Death Benefit. During the first 15 Policy Years:

                           ISSUE AGE                 $ PER $1,000
                           ---------                 ------------
                           0-49                      0.050
                           50-54                     0.055
                           55-59                     0.060
                           60-64                     0.070
                           65-69                     0.085
                           70-74                     0.095
                           75-79                     0.150
                           80-85                     0.200
                           86                        0.220
                           87                        0.240
                           88                        0.260
                           89                        0.280
                           90                        0.300

Thereafter, the administrative charge is $0.01 per $1,000 of the first $2 million of Specified Death Benefit, regardless of the Insured's age on the Issue Date.

The administrative charge compensates us for our administrative expenses in connection with the issue and maintenance of the policies and initial preparation and maintenance of the Separate Account. We perform or delegate all such administrative functions, which include preparation of annual reports and statements, maintenance of Investment Division and Separate Account records, and filing fees. In addition, certain expenses such as administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, and costs associated with accounting, valuation, regulatory and reporting requirements are attributable to both the policies and maintenance of the Separate Account.

TRANSFER CHARGE. You may make 15 transfers free of charge in any Policy Year. The Allocation Date transfer and transfers under our dollar cost averaging and rebalancing programs are free and are not counted toward the 15 free transfers per year and are not subject to the transfer charge. We will deduct a charge of $25 per transfer in excess of 15 from the transferred amount before allocating it to the allocation option(s) you have requested.

ILLUSTRATION CHARGE. At your request, we will provide you with one personalized illustration free of charge each Policy Year. We will charge a fee of $25 (to be paid in cash) for any additional illustration you may request.

RE-UNDERWRITING CHARGE. If your policy requires underwriting approval after the Commencement Date, we will deduct a charge of $25.

RIDER CHARGES. If your policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The rider charges are summarized in the Fee Table on page 6. For a description of the optional riders see "Optional Insurance Benefits" beginning on page 27.

ADDITIONAL POLICY CHARGES. We do not currently assess a charge for federal, state, or other taxes that may be attributable to the operations of the Separate Account, but we reserve the right to do so in the future.

PORTFOLIO EXPENSES. You indirectly bear the charges and expenses of the portfolios whose shares are held by the Investment Divisions to which you allocate your Policy Value. The Separate Account purchases shares of the portfolios at net asset value. Each portfolio's net asset value reflects management fees and other operating expenses already deducted from the portfolio's assets. For a summary of historical expenses of the portfolios, see the table called "Portfolio Expenses" above. For more information concerning the management fees and other charges against the portfolios, see the prospectuses and the statements of additional information for the portfolios, which are available upon request.

We may receive compensation from the investment advisers or administrators of the portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ from portfolio to portfolio.

                            GENERAL POLICY PROVISIONS

STATEMENTS TO OWNERS. Each year following your Policy Anniversary, we will send you a report showing information concerning your policy transactions in the past year and the current status of your policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Cash Surrender Value, Debt, partial surrenders, Earnings, premium paid, and deductions made since the last annual report. We will also include any information required by state law or regulation.

We will mail you confirmations or other appropriate notices of policy transactions. In addition, we will send you the financial statements of the portfolios and other reports as specified in the 1940 Act. Please give us 30 days written notice of any address change. Please read your statements and confirmations carefully, verify their accuracy, and contact us within 30 days with any question you may have.

We are working to provide documentation electronically. When this program is available, we will, as permitted, forward documentation electronically. Please contact us at our Service Center for more information.

LIMIT ON RIGHT TO CONTEST. We may not contest the insurance coverage under the policy after the policy has been in force during the lifetime of the Insured(s) for two years from the Issue Date, except for nonpayment of any required premium. A reinstated or modified policy may be contested only with respect to material misrepresentations made in the application for such reinstatement or request for policy modifications. In the case of an increase in coverage under the policy, only the amount of the increase may be contested with respect to material misrepresentations made in the related application for two years from the approval date.

In issuing a policy, we will rely on your application. Your statements in that application, in the absence of fraud, are considered representations and not warranties. We will not use any statement made in connection with the application to void the policy or to deny a claim unless that statement is contained in the written application.

SUICIDE. If an Insured commits suicide within two years of the Issue Date, we will return to you an amount equal to the premiums paid less total partial surrenders and any Debt. Any increase in coverage will also have a two year suicide period relating specifically to the increase in coverage. If an Insured commits suicide within two years of the approval date of any increase in coverage, we will return to you an amount equal to the portion of the Monthly Deduction associated with such increase.

MISSTATEMENT AS TO AGE AND SEX. If the age or sex of an Insured is incorrectly stated in the application and the error is discovered before a claim is made, the benefits under the policy will be those that the premium paid would have purchased at the correct age and sex. If the claim is in process when the error is discovered, the death benefit will be adjusted to be that which the most recent cost of insurance deduction would have purchased for the correct age and sex.

BENEFICIARY. You name the beneficiary(ies) in the application. You may change the beneficiary by submitting a written request to the Service Center, unless an irrevocable beneficiary was previously named. We will provide a form to be signed and filed with us. Your request for a change in beneficiary will take effect when we record the change. Until we record the change in beneficiary, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files or taking any other related action before that time.

If you name more than one primary beneficiary, we will divide the Death Benefit equally among your beneficiaries unless you instruct otherwise. The interest of any beneficiary who dies before the Insured(s) ends at his or her death. If no primary beneficiary survives the Insured(s), we will divide the Death Benefit equally among any surviving named contingent beneficiary(ies), unless you instruct otherwise. If no beneficiary is living, we will pay the Death Benefit to the Owner or the Owner's estate.

ASSIGNMENT. You may assign your policy while it is in force. You must notify us of an assignment in writing. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the beneficiary may be affected by an assignment. An assignment may result in taxable income and a 10% penalty tax. You should consult your tax adviser before assigning your policy.

CREDITORS' CLAIMS. To the extent permitted by law, no benefits payable under this policy will be subject to the claims of your creditors or the creditors of your beneficiary.

DIVIDENDS. We will not pay any dividend under the policy, nor do the policies share in the surplus or revenue of Jackson National Life of NY.

NOTICE AND ELECTIONS. To be effective, all notices and elections under the policy must be in writing, signed by you, and received by us at our Service Center. Certain exceptions may apply. Unless otherwise provided in the policy, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

MODIFICATION. We reserve the right to modify the policy without written notice or your consent in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency. The provisions of the policy will be construed so as to comply with the requirements of Section 7702 of the Code that defines life insurance. We also reserve the right to change our administrative procedures consistent with the policy.

CONVERSION TO A GENERAL ACCOUNT PRODUCT. During the first 18 months of your policy, or at any time there is a material change in the investment policy of the Separate Account and you object to such change, you have the option to convert without evidence of insurability to a substantially comparable general account product. In the case of material change in the investment policy of the Separate Account, the conversion must be requested within 60 days of the effective date of the change or the receipt of the notice of the options available, whichever is later. The new policy will be issued at the initial Specified Death Benefit, will have the same Issue Date and Issue Age as the original policy, and will be issued at the risk class of the new policy that is most comparable to that of the Insured under the original policy. Any incidental benefits that are included in the original policy will be included in the new policy, if available under that policy. An equitable premium or policy value adjustment will be made, taking into account the premiums and policy values of the original policy and the new policy. The suicide and contestability periods of the new policy will run from the issue date of the original policy. For more information, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.

CONVERSION TO REDUCED PAID-UP INSURANCE. After the 20th Policy Anniversary, you may convert the policy to reduced paid-up insurance, so long as your Net Policy Value is at least $3,000, and if you do not want to pay any additional premium. With reduced paid-up insurance, the policy's Death Benefit becomes your Net Policy Value divided by the net single premium. The net single premium is calculating using the minimum interest rate of the Fixed Account and the guaranteed COI charge, which varies by sex and age of the Insured. Reduced paid-up insurance has a policy value based on the minimum interest rate of the Fixed Account and the COI charges under the Commissioner's 1980 Standard Ordinary Age Nearest Birthday Mortality Table, male or female. Partial surrenders will reduce the policy value and Death Benefit. No loans will be allowed under this option.

                           FEDERAL TAX CONSIDERATIONS

The following discussion is based upon our understanding of current federal income tax law applicable to life insurance Policies in general and is NOT intended as tax advice. You should consult competent tax counsel for more complete information.

There is the risk that the tax advantages associated with the policy may be reduced or eliminated by changes in the federal tax laws. We cannot predict the probability that any changes in those laws will be made. Also, we do not guarantee the tax status of the policy. You bear the complete risk that the policy may not be treated as a "life insurance contract" under federal income tax laws. We also have not considered any applicable state or other federal tax laws. You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the policy, as well as any other questions you may have concerning the tax status of the policy, the applicability of state or other tax laws or the possibility of changes in the tax law.

The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans will vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

TAXATION OF JACKSON NATIONAL LIFE OF NY AND THE SEPARATE ACCOUNT. Jackson National Life of NY is taxed as a life insurance company under Part I of Subchapter L of the Code. The operations of the Separate Account are taxed as part of the operations of Jackson National Life of NY. Investment income and realized capital gains are not taxed to the extent that they are applied under the policy. Accordingly, we do not anticipate that Jackson National Life of NY will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of premium under the policy). Therefore, we are not making any charge or provision for federal income taxes attributable to the operation of the Separate Account. However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.

We may incur state and local taxes (in additional to premium taxes) on the operations of the Separate Account. At present, these taxes are not significant and we currently are not making any charge or provision for them against the Separate Account. If these taxes should be increased, we may make a charge or provision for them against the Investment Divisions. If we do so, the value of Accumulation Units and, therefore, the investment results of the Investment Divisions will be reduced.

TAX STATUS OF THE POLICY. The policy is structured to satisfy the definition of a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Policy Value to the insurance amount at risk. As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the beneficiary.

Depending upon the circumstances, a surrender, partial surrender, change in the Death Benefit Option, change in the Specified Death Benefit, lapse with a policy loan outstanding, or an assignment of the policy may have tax consequences. In particular, under specified conditions, a distribution under the policy during the first 15 years from date of issue that reduces future benefits under the policy will be taxed to you as ordinary income to the extent of any investment earnings in the policy.

In the absence of final regulations or other pertinent interpretations of the Code, some uncertainty exists as to how a substandard risk policy can meet the statutory definition of life insurance. If a policy were deemed not to be life insurance for tax purposes, it would not provide most of the tax advantages usually provided by life insurance. We reserve the right to amend the policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service ("IRS").

DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code requires the investments held under the policy to be "adequately diversified" in accordance with Treasury regulations in order for the policy to be treated as a life insurance contract for federal income tax purposes. We intend that each Investment Division and each portfolio underlying an Investment Division will comply with the diversification requirements prescribed by Section 1.817-5 of the Treasury regulations, which prescribe how assets may be invested. If the investments held under the policy were not "adequately diversified," you would lose the tax deferral advantages of the policy and would be subject to current federal income taxes on all Earnings allocable to the policy.

OWNER CONTROL. In a Revenue Ruling issued in 2003, the Internal Revenue Service
(IRS) considered certain variable annuity and variable life insurance policies and held that the types of actual and potential control that the policy owners could exercise over the investment assets held by the insurance company under these variable policies was not sufficient to cause the policy owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the policy, like the policies described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the policy owner and Jackson National Life of NY regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The policy will differ from the policies described in the Revenue Ruling in two respects. The first difference is that the policy in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional eight options whereas our policy offers 46 Investment Divisions and 1 Fixed Account. The second difference is that the owner of a policy in the Revenue Ruling could only make one transfer per 30-day period without a fee, whereas a policy owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances. Jackson National Life of NY does not believe that the differences between the policy and the policies described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the policy without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a policy. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy to the extent required to maintain favorable tax treatment.

The remainder of this discussion assumes that the policy will be treated as a life insurance contract for federal income tax purposes and that Jackson National Life of NY will be considered the owner, for federal income tax purposes, of the separate account assets.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the Death Benefit payable under your policy is excludable from gross income under the Code. Certain transfers of the policy, however, may result in a portion of the Death Benefit being taxable.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, any increase in your Policy Value is generally not taxable to you unless you receive or are deemed to receive amounts from the policy before the Insured dies. See the following section entitled "Distributions" for a discussion of the taxability of such payments.

DISTRIBUTIONS. If you make a full withdrawal under your policy or charges for the Other Insured Term Insurance Rider (on rider Insureds who are not related to the base Insured) are deducted, the amount withdrawn will be includable in your income to the extent the amount received exceeds the "investment in the contract." The "investment in the contract" generally is the total premium and other consideration paid for the policy, less the aggregate amount previously received under the policy to the extent such amounts received were excludable from gross income.

Whether partial surrenders (or other amounts deemed to be distributed) from the policy constitute income depends, in part, upon whether the policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

POLICIES WHICH ARE MECS

CHARACTERIZATION OF A POLICY AS A MEC.

Section 7702A of the Code treats any life insurance contract that fails to satisfy a "seven-pay" test as a modified endowment contract. A policy will fail to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years, or within seven years after a material change in the Policy, exceed the sum of the net level premiums that would have been paid had the policy provided for paid-up future benefits after the payment of seven level premiums.

We will monitor your premium payments and other policy transactions and notify you if a payment or other transaction might cause your policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your policy to become a MEC. If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election. Otherwise we will return the premium to you.

Further, if a transaction occurs which decreases the Death Benefit of your policy during the first seven years, we will retest your policy, as of the date of its purchase, based on the lower Death Benefit to determine compliance with the seven-pay test. Also, if a decrease in the Death Benefit occurs within seven years of a "material change," we will retest your policy for compliance as of the date of the "material change." Failure to comply in either case would result in the policy's classification as a MEC.

The rules relating to whether a policy will be treated as a MEC are complex. Therefore, you should consult with a qualified tax adviser to determine whether a particular transaction will cause your policy to be treated as a MEC.

TAX TREATMENT OF PARTIAL SURRENDERS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If your policy is a MEC, partial surrenders from your Policy will be treated first as withdrawals of income and then as a recovery of premium. Thus, you may realize taxable income upon a withdrawal if the Policy Value exceeds the investment in the Policy. You may also realize taxable income when you take a policy loan, because any loan (including unpaid loan interest) under the policy will be treated as a withdrawal for tax purposes. Charges for riders may be treated as withdrawal under these provisions. In addition, if you assign or pledge any portion of the value of your policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Policy Value will be treated as a withdrawal for tax purposes. Before assigning, pledging, or requesting a loan under a policy that is a MEC, you should consult a qualified tax adviser.

PENALTY TAX. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includable in income, unless the withdrawals are made: (1) after you reach age 59 1/2, (2) because you have become disabled (as defined in the Code), or (3) as substantially equal periodic payments over your life or life expectancy or the joint lives or life expectancies of you and your beneficiary, as defined in the Code. These exceptions will not apply, however, if the Owner of the policy is a corporation, partnership, trust or other entity.

AGGREGATION OF POLICIES. All life insurance policies that are MECs and that are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one life insurance policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income and subject to the 10% penalty tax.

POLICIES WHICH ARE NOT MECS

TAX TREATMENT OF WITHDRAWALS GENERALLY. If your policy is not a MEC, the amount of any withdrawal from the policy will be treated first as a non-taxable recovery of premium and then as gross income from the policy. Thus, only the portion of a withdrawal that exceeds the investment in the policy immediately before the withdrawal will be includable in gross income.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. As indicated above, the Code limits the amount of premium that may be made and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under the Code in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Code, during this period), some or all of such amounts may be includable in taxable income.

TAX TREATMENT OF LOANS. If your Policy is not a MEC, a loan received under the policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Policy Value. As a result, you will not realize taxable income on any part of the loan as long as the policy remains in force. If you make a full surrender under your policy or if it lapses, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value. Accordingly, you may be subject to taxation on the loan amount at that time. Generally, you may not deduct interest paid on loans under the policy.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender) and policy loans are not subject to the 10% additional penalty tax.

TREATMENT BEYOND ATTAINED AGE 94. As described above, if the Cash Surrender Value is greater than zero at the Insured's Attained Age 100, no additional premiums will be accepted and no additional monthly charges will be incurred. Neither the Code nor any regulations or other guidance under the Code prescribe how a policy can qualify as a life insurance contract for federal tax purposes after an Insured attains age 95, and there is a risk that you could be viewed as constructively receiving the Cash Surrender Value (including any Indebtedness) in the year in which the Insured attains age 95. In that event, you would realize taxable income at that time in an amount equal to the Policy Value less the investment in the contract (generally premiums reduced by amounts previously received under the contract that were excludable from income), even if the Death Benefit Proceeds are not distributed at that time. You should consult a qualified tax professional as an Insured approaches Attained Age 95.

ACTIONS TO ENSURE COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium we intend to permit for the Policies will comply with the Code definition of life insurance. We will monitor the amount of your premium, and, if your total premiums during a Policy Year exceed those permitted by the Code, we will refund the excess premium within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded. In addition, the operation of certain provisions in the policy may increase the Death Benefit (which may result in larger charges under a Policy) or require other action deemed necessary to ensure the compliance of the policy with the federal tax definition of life insurance.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding. As Owner, you will be responsible for the payment of any taxes and early distribution penalty taxes that may be due on the amounts received or deemed received under the policy, whether or not you choose withholding. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

TAX ADVICE. This summary is not a complete discussion of the tax treatment of the policy. You should seek tax advice from an attorney who specializes in tax issues.

       DESCRIPTION OF JACKSON NATIONAL LIFE OF NY AND THE SEPARATE ACCOUNT

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK. Jackson National Life of NY is a stock life insurance company organized under the laws of the state of New York in July 1995. Its legal domicile and principal business address is 2900 Westchester Avenue, Purchase, New York 10577. Jackson National Life of NY is admitted to conduct life insurance and annuity business in Delaware, Michigan and New York. Jackson National Life of NY is ultimately a wholly-owned subsidiary of Prudential plc in London, England.

THE SEPARATE ACCOUNT. The Separate Account was established on November 10, 1998, as a segregated asset account of Jackson National Life of NY. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. The Securities and Exchange Commission does not supervise the management of the Separate Account or Jackson National Life of NY.

We own the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the policies offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Our obligations arising under the policies are general corporate obligations of Jackson National Life of NY.

The Separate Account is divided into Investment Divisions. The assets of each Investment Division are invested in the shares of one of the portfolios. We do not guarantee the investment performance of the Separate Account, its Investment Divisions, or the portfolios. Values allocated to the Separate Account will rise and fall with the values of shares of the portfolios and are also reduced by policy charges. In the future, we may use the Separate Account to fund other variable life insurance policies. We will account separately for each type of variable life insurance policy funded by the Separate Account.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS. We hold the assets of the Separate Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the portfolios.

STATE REGULATION OF JACKSON NATIONAL LIFE OF NY. We are subject to the laws of New York and regulated by the New York Department of Insurance. We file quarterly and annual statements with the Department of Insurance covering our operations and financial condition for the quarter and year-end. We are examined periodically by the Department of Insurance to verify our liabilities and policy reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

                            DISTRIBUTION OF POLICIES

Jackson  National  Life  Distributors,  Inc.,  located at 8055 E. Tufts  Avenue,
Denver, Colorado 80237, serves as the distributor of the policies. Jackson National Life Distributors, Inc. is a wholly owned subsidiary of Jackson National Life Insurance Company, Jackson National Life of NY's parent.

Commissions are paid to broker-dealers who sell the policies. Information on commissions can be found in the Statement of Additional Information. Where lower commissions are paid, we may also pay trail commissions. We may use any of our corporate assets to cover the cost of distribution, including any profit from the policy's asset based risk charge and other charges.

Under certain circumstances, we may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions. These cash payments or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support. They are not offered to all broker-dealers, and the terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided, and the volume and size of the sales of our insurance products. Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct.

The two primary forms of such compensation paid by the Company are overrides and marketing support payments. Overrides are payments that are designed as consideration for product placement and sales volume. Overrides are generally based on a fixed percentage of product sales. Marketing support payments, set by the broker-dealers, among other things, allow us to participate in sales conferences and educational seminars. These payments are generally based on the anticipated level of participation and/or accessibility and the size of the audience.

Besides Jackson National Life Distributors, Inc., we are affiliated with the following broker-dealers:

     o    National Planning Corporation,

     o    SII Investments, Inc.,

     o    IFC Holdings, Inc. d/b/a Invest Financial Corporation,

     o    Investment Centers of America, Inc., and

     o    BH Clearing, LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser's participation. National Planning Corporation participates in the sales of shares of retail mutual funds advised by certain sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. The fees range between 0.30% and 0.45% depending on these factors. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Other Contracts") issued by Jackson National Life of NY and Jackson National Life Insurance Company, its parent. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation. Unaffiliated broker-dealers are also compensated at the standard rates of compensation. The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by JNLNY or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the policy.

                                LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Jackson National Life of NY is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products. These matters are sometimes referred to as market conduct litigation. The market conduct litigation currently pending against JNL asserts various theories of liability and purports to be filed on behalf of individuals or differing classes of persons in the United States who purchased either life insurance or annuity products from JNL during periods ranging from 1981 to present. JNL has retained national and local counsel experienced in the handling of such litigation. To date, such litigation has either been resolved by Jackson National Life of NY on a non-material basis or is being vigorously defended. At this time, it is not feasible to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in such actions.

                              FINANCIAL STATEMENTS

You can find the financial statements for the Separate Account and for Jackson National Life of NY in the Statement of Additional Information. The financial statements of Jackson National Life of NY that are included should be considered only as bearing upon Jackson National Life of NY's ability to meet its contractual obligations under the policies. Jackson National Life of NY's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

                                 PRIVACY POLICY

COLLECTION OF NONPUBLIC PERSONAL INFORMATION. We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

     o    Information we receive from you on applications or other forms;

     o    Information about your transactions with us;

     o    Information we receive from a consumer reporting agency;

     o Information we obtain from others in the process of verifying information you provide us; and

     o Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

DISCLOSURE OF CURRENT AND FORMER CUSTOMER NONPUBLIC PERSONAL INFORMATION. We WILL NOT DISCLOSE our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, EXCEPT AS PERMITTED BY LAW. TO THE EXTENT PERMITTED BY LAW, WE MAY DISCLOSE to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your policy and process the transactions and services you request. WE DO NOT SELL INFORMATION TO EITHER AFFILIATED OR NON-AFFILIATED PARTIES.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Contract Owner communications. Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested. These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

SECURITY TO PROTECT THE CONFIDENTIALITY OF NONPUBLIC PERSONAL INFORMATION. We HAVE SECURITY PRACTICES AND PROCEDURES in place to prevent unauthorized access to your nonpublic personal information. Our practices of safeguarding your information help protect against the criminal use of the information. Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We RESTRICT ACCESS to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We MAINTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS that comply with federal and state regulations to guard your nonpublic personal information.

                                GLOSSARY OF TERMS

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this section.

1940 ACT - Investment Company Act of 1940, as amended.

ACCUMULATION UNIT - An accounting unit of measurement that we use to calculate the value in an Investment Division.

ALLOCATION DATE - The date we allocate premium from the Fixed Account to the Investment Divisions elected on the application (or the most recent allocation instructions provided by the Owner). The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.

ATTAINED AGE - The Insured's age on the birthday nearest to the Policy Date plus the number of full years since the Policy Date.

CASH SURRENDER VALUE - The Policy Value minus any Debt and plus any return of sales charge.

CODE - Internal Revenue Code of 1986, as amended.

COMMENCEMENT DATE - The date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.

DAY 1 LOANS - A loan that exists at the Issue Date of a policy as a result of a 1035 transfer of a policy with an existing loan.

DEATH BENEFIT - The greater of (a) the Minimum Death Benefit or (b) the death benefit amount determined by the death benefit option and the Specified Death Benefit you have chosen.

DEATH BENEFIT PROCEEDS - The amount we will pay to the beneficiary(ies) under the policy upon the death of the Insured. This amount is equal to the Death Benefit less any outstanding Debt or due and unpaid charges plus any rider benefits.

DEBT - The sum of all unpaid policy loans and accrued interest.

EARNINGS - Your Policy Value reduced by total premiums paid.

FIXED ACCOUNT - An allocation option under the policy that earns an annually declared rate of interest of not less than 3%. Assets allocated to the Fixed Account are part of our general account.

GRACE PERIOD - A 61-day period during which we will keep your policy in force even though the Policy Value is insufficient to keep your policy in force. We will notify you and give you an opportunity to pay additional premium or policy loan repayments to keep your policy in force after the Grace Period.

GUIDELINE PREMIUM - The maximum amount of premium you can contribute to your policy under the Guideline Premium and Cash Value Corridor Test, as defined in the Code.

INSURED - The person whose life is insured under the policy.

INVESTMENT DIVISION - Separate and distinct divisions of the Separate Account that invest in a single underlying mutual fund. The value in the Investment Divisions will go up or down depending on the performance of the underlying mutual funds and the charges deducted from the Investment Divisions.

ISSUE DATE - The date Jackson National Life of NY issued your policy and from which we measure contestability periods. It may be later than the Policy Date.

LOAN ACCOUNT - An account established as part of our general account for amounts transferred from the Investment Divisions and/or the Fixed Account as security for your policy loans.

MINIMUM DEATH BENEFIT - Your Policy Value multiplied by the death benefit percentage applicable to the Attained Age as shown in the policy, or if greater, the minimum amount necessary for the policy to stay qualified as life insurance for federal tax purposes.

MONTHLY ANNIVERSARY - The same day in each month as the Policy Date unless your Policy Date is on the 29th, 30th or 31st and there is no such date in the month, then your Monthly Anniversary is the last day of the month.

MONTHLY DEDUCTION - The amount deducted from your Policy Value on each Monthly Anniversary, consisting of the cost of insurance charge, the monthly policy fee, the monthly administrative charge, and the cost of any optional benefit. If a monthly anniversary is not a business day, we will determine your Monthly Deduction as of the next following business day with an effective date equal to the Monthly Anniversary date.

NET AMOUNT AT RISK - The net amount at risk is the amount on which cost of insurance charges are based.

NET POLICY VALUE - The Policy Value minus Debt.

NET PREMIUM - The premium less the Premium Charges.

OWNER - The person(s) having the privileges of ownership defined in the policy. The Owner(s) may or may not be the same person(s) as the Insured(s). If your policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY ANNIVERSARY - An annual anniversary of the Policy Date.

POLICY DATE - The effective date of insurance coverage under your policy. It is used to determine Policy Anniversaries, Policy Years, and Monthly Anniversaries.

POLICY VALUE - The sum of your values in the Separate Account, the Fixed Account, and the Loan Account.

POLICY YEAR - Each twelve-month period beginning on the Policy Date or any Policy Anniversary.

PREMIUM CHARGES - The sales charge, the premium tax charge, and the federal
(DAC) tax charge.

QUALIFYING MONTHLY PREMIUM AMOUNT - The amount specified as such in your policy, if your policy includes the GDB Rider. The Qualifying Monthly Premium Amount is used in determining whether your policy meets the premium requirement of the GDB Rider.

RIGHT TO EXAMINE PERIOD - The minimum period of time during which you can cancel your policy after receiving it.

SCHEDULE OF SPECIFIED DEATH BENEFITS - The planned Specified Death Benefits, chosen by the Owner at issue or modified at a later date, for each Policy Year through the Insured's age 100. The schedule may be level for the life of the policy or change on Policy Anniversaries.

SEPARATE ACCOUNT - JNLNY Separate Account IV, the segregated asset account of Jackson National Life of NY that funds the policies.

SERVICE CENTER - Jackson National Life of New York Service Center, P.O. Box 30900, Lansing, Michigan 48909-8400, 1-800-599-5651 or IMG Service Center, P.O. Box 30901, Lansing, Michigan 48909-8401, 1-888-464-7779. You can send express mail to the Jackson National Life of New York Service Center at 2900 Westchester Avenue, Purchase, New York 10577 or the IMG Service Center at 1 Corporate Way, Lansing, Michigan 48951.

SPECIFIED DEATH BENEFIT - The initial amount of insurance under your base policy, adjusted for any changes in accordance with the terms of your policy.

WRITTEN REQUEST - A request in writing received by us at our Service Center that meets our requirements for completeness. A complete Written Request is said to be in good order.

VALUATION DAY - Each Business Day, as used in the policy, so long as the New York Stock Exchange is open for business.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Investment Divisions. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Valuation Day and ends at the close of the New York Stock Exchange on the next Valuation Day.

                                   APPENDIX A

 Effects of Partial Surrenders on the Death Benefit under Death Benefit Option A

The following examples illustrate how the Death Benefit is decreased as the result of a partial surrender under different circumstances. All examples assume a total partial surrender amount of $20,000 and a Minimum Death Benefit percentage of 250%. See "Partial Surrenders" on page 30 for more information.

EXAMPLE 1. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is not in corridor.


                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $40,000                               $20,000
Specified Death Benefit (A)          $200,000                              $180,000

Minimum Death Benefit (B)            $100,000 ($40,000 x 250%)             $50,000 ($20,000 x 250%)
Death Benefit                        $200,000 (greater of A and B)         $180,000 (greater of A and B)

As shown above, the Specified Death Benefit is reduced by $20,000, the total partial surrender amount.

EXAMPLE 2. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is in corridor, and total partial surrender amount is greater than the difference between the Minimum Death Benefit and Specified Death Benefit.


                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $84,000                               $64,000
Specified Death Benefit (A)          $200,000                              $190,000

Minimum Death Benefit (B)            $210,000 ($84,000 x 250%)             $160,000 ($64,000 x 250%)
Death Benefit                        $210,000 (greater of A and B)         $190,000 (greater of A and B)

As shown above, the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount ($20,000) exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

EXAMPLE 3. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit.


                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $90,000                               $70,000
Specified Death Benefit (A)          $200,000                              $200,000

Minimum Death Benefit (B)            $225,000 ($90,000 x 250%)             $175,000 ($70,000 x 250%)
Death Benefit                        $225,000 (greater of A and B)         $200,000 (greater of A and B)

As shown above, the Specified Death Benefit is unchanged.

                       WHERE YOU CAN FIND MORE INFORMATION

You can call us at (800) 766-4683 to ask us questions, request information about the policies and the Separate Account, and obtain copies of the Statement of Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this prospectus.

We have filed a Statement of Additional Information with the Securities and Exchange Commission. The Statement of Additional Information that relates to this prospectus is dated May 2, 2005. The Statement of Additional Information contains additional information about the Policy and is incorporated by reference in this prospectus. You can obtain a free copy of the Statement of Additional Information upon request, by writing or calling us at the address or number given above.

We file reports and other information with the Securities and Exchange Commission. You may read and copy any document we file with the SEC, including the Statement of Additional Information, at the SEC's public reference room in Washington, DC. Please call the SEC at (202) 942-8090 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's website at http://www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549-0102.


                    Investment Company Act File No. 811-09933

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 2, 2005


           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

             JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK(R)


                             IN CONNECTION WITH ITS

                            JNLNY SEPARATE ACCOUNT IV





This Statement of Additional Information is not a prospectus. This Statement of Additional Information contains additional information about the Policies described above that you may find useful. You should read it together with the Prospectus for the Policies. The date of the Prospectus to which this Statement of Additional Information relates is May 2, 2005. You may obtain a copy of the Prospectus without charge by calling us toll-free at (800) 599-5651 or by writing to us at the following address.



               Jackson National Life Insurance Company of New York
                                 P.O. Box 378004
                             Denver, Colorado 80237


                                               TABLE OF CONTENTS

                                                                                                            PAGE


GENERAL INFORMATION AND HISTORY...............................................................................1

SERVICES......................................................................................................2

DISTRIBUTOR...................................................................................................2

DISTRIBUTION OF THE POLICIES..................................................................................2

PERFORMANCE DATA..............................................................................................3

ILLUSTRATION OF DEATH BENEFITS,  POLICY VALUES AND CASH SURRENDER VALUES......................................3

FINANCIAL STATEMENTS.........................................................................................11

                         GENERAL INFORMATION AND HISTORY

Jackson National Life Insurance Company of New York ("Jackson National Life of NY") is a stock life insurance company organized under the laws of the state of New York in July 1995. In September 1997, the company changed its name from First Jackson National Life Insurance Company to its present name. Its legal domicile and principal business address is 2900 Westchester Avenue, Purchase, New York 10577. Jackson National Life of NY is a wholly owned subsidiary of Jackson National Life Insurance Company(R) and is ultimately a wholly owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

JNLNY Separate Account IV (the "Separate Account") was established in November 1998 as a segregated asset account of Jackson National Life of NY. The Separate Account is registered as a unit investment trust under the Investment Company of 1940, as amended.

The JNL/Mellon Capital Management S&P Investment Divisions and JNL/S&P Investment Divisions ("Divisions") of the Separate Account are not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P(R)), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Divisions or any member of the public regarding the advisability of investing in securities generally or in the Divisions particularly or the ability of the S&P 500 Index and the S&P 400 Index to track general stock market performance. S&P's only relationship to the Separate Account (Licensee) is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) and S&P 400 Index which are determined, composed and calculated by S&P without regard to the Licensee or the Divisions. S&P has no obligation to take the needs of the Licensee or the owners of the Divisions into consideration in determining, composing or calculating the S&P 500 and S&P 400 Indexes. S&P is not responsible for and has not participated in the determination of the prices and amount of the Divisions or the timing of the issuance or sale of the Divisions or in the determination or calculation of the equation by which the Divisions are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Divisions.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX AND THE S&P INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE DIVISIONS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX AND S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX AND THE S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                    SERVICES

The financial statements of JNLNY Separate Account IV and Jackson National Life of NY for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The principal business address of KPMG LLP is 303 East Wacker Drive, Chicago, Illinois 60601.

Actuarial matters included in the Prospectus and this Statement of Additional Information, including the hypothetical Policy illustrations included herein, have been approved by Angela Matthews, Actuary of Jackson National Life of NY, and are included in reliance upon her opinion as to their reasonableness.

                                   DISTRIBUTOR

The Policies are distributed by Jackson National Life Distributors, Inc. ("JNLD"), a subsidiary of Jackson National Life Insurance Company. JNLD is located at 8055 E. Tufts Avenue, Denver, Colorado 80237. The Policies are offered on a continuous basis. However, Jackson National Life of NY reserves the right to discontinue offering the Policies at any time.

As of the date of this Statement of Additional Information, no commissions have been paid to, and no amounts have been retained by, JNLD or any broker-dealer in connection with the distribution of the Policies because the Policies were not available for sale in the last three fiscal years. JNLD will not retain any portion of the commissions.

                          DISTRIBUTION OF THE POLICIES

The Policies are sold by registered representatives of broker-dealers who are our insurance agents, either individually or through an incorporated insurance agency. These registered representatives may also be registered as investment advisers. Registered representatives who sell a policy on which there is a sales charge may earn a maximum sales commission based on cumulative premium in the first ten years that the policy is in force of approximately 5% of premium up to $100,000, 4% of premium greater than $100,000 to $250,000, 3% of premium greater than $250,000 to $500,000, and 2% of premium greater than $500,000. Premium received after ten years earn a 1% commission. Registered representatives also may be eligible for trail compensation of up to 0.60% on a policy on which there is a sales charge that has been in force for at least twelve months. Jackson National Life of NY may also pay up to 8% of all premiums as a broker-dealer concession in the first Policy Year. No sales commissions may be earned when a Policy is sold without a sales charge. From time to time, we may pay or permit other promotional incentives in cash, credits, or other compensation. Jackson National Life of NY pays all such commissions and incentives.

                                PERFORMANCE DATA

From time to time, we may advertise performance data related to the Investment Divisions of the Separate Account available under the Policy.

The performance figures are calculated using the actual historical performance of the underlying portfolios for the periods shown and represent the average annual total return for that period. The performance for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division on the first day of the period ("initial investment") and computing the average annual compounded rate of return for the period that would equate the initial investment with the value of that investment at the end of the period, carried to at least the nearest hundredth of a percent.

The performance returns will reflect the deduction of management fees and all other operating expenses of the portfolios and the deduction of the current asset based risk charge applicable under the Policy for the first ten Policy Years. The guaranteed asset based risk charge is higher and the current asset based risk charge is lower after the tenth year. The returns will not reflect any premium deductions for costs of insurance, premium charges, monthly policy fees or administrative charges, or other policy charges. IF THE PERFORMANCE INCLUDED SUCH DEDUCTIONS, THE RETURNS SHOWN WOULD BE SIGNIFICANTLY LOWER.

Performance data may be shown for the period from the commencement of Policy sales.

                         ILLUSTRATION OF DEATH BENEFITS,
                     POLICY VALUES AND CASH SURRENDER VALUES

Four tables within this section illustrate how values under a Policy change with the investment experience of the Portfolios. Two tables are for Policies with a sales charge, and two tables are for Policies without a sales charge. The tables illustrate how the Death Benefits, Policy Values and Cash Surrender Values of a Policy issued to an Insured of a given age and underwriting risk classification would vary over an extended period of time if the hypothetical gross investment rates of return on the assets held in the Investment Divisions of the Separate Account were a uniform annual rate of 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over and under those averages throughout the years, the Death Benefits, Policy Values, and Cash Surrender Values may be different.

The amounts shown for the Death Benefit, Policy Value, and Cash Surrender Value as of each Policy Anniversary reflect the fact that the net investment returns on the assets held in the Investment Divisions are lower than the gross after-tax returns on the Portfolios, as a result of the expenses paid by the Portfolios and the charges deducted from the Investment Divisions. The net investment returns reflect the deduction of the Portfolio investment management fees and other Portfolio expenses at an annual effective rate of 0.70%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios.

For Policies with a sales charge, the gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.688%, 4.252% and 10.193%, respectively, on a guaranteed basis, and -1.590%, 4.409% and 10.358%, respectively, on a current basis during years one through ten, -0.750%, 5.247% and 11.244%, respectively, on a current basis during years eleven through twenty, and -0.700%, 5.300% and 11.300%, respectively, on a current basis during years twenty-one and thereafter.

For Policies without a sales charge, the gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.688%, 4.252% and 10.193%, respectively, on a guaranteed basis, and -0.849%, 5.142% and 11.133%, respectively, on a current basis during years one through ten and -0.700%, 5.300% and 11.300%, respectively, on a current basis thereafter.

The tables illustrate the Death Benefits, Policy Values, and Cash Surrender Values that would result based upon the hypothetical investment rates of return if no payments other than the specified annual premium payments are made, if all premium payments are allocated to the Separate Account, and if no policy loans are taken. The tables also assume that no partial surrenders, transfers, or changes in the Specified Death Benefit or death benefit option are made.

Values are shown for Policies issued to preferred non-tobacco class Insureds. Values for Policies issued on a basis involving higher mortality risk would result in lower Death Benefits, Policy Values, and Cash Surrender Values than those illustrated. Females generally have a more favorable cost of insurance rate structure than males and non-tobacco class Insureds generally have a more favorable cost of insurance rate than tobacco class Insureds.

The amounts shown in the tables also reflect all charges deducted under the Policy based on the assumptions described herein and in the tables.

For Policies with a sales charge, these charges include a sales charge, premium tax charge, and federal (DAC) tax charge, which are deducted from each premium; a daily asset based risk charge, which is deducted from the assets of the Investment Divisions; and a monthly policy fee, monthly administrative charge, and monthly cost of insurance charge, which are deducted from Policy Value. The sales charge is charged in the first ten Policy Years and is currently 4.5% of cumulative premium up to $100,000, 3.5% from $100,000 to $250,000, 2.5% from
$250,000 to $500,000, and 2.0% for cumulative premiums greater than $500,000. The sales charge is guaranteed not to exceed 4.5% of all premium. The premium tax charge and federal (DAC) tax charge are 2% and 1.5% of each premium, respectively. The asset based risk charge is currently equivalent to an annual effective rate of 0.85% and 0.05% for Policy Years 1-10 and 11-20, respectively, and 0% thereafter. There is no asset based risk charge in subsequent Policy Years. This charge is guaranteed not to exceed 1.00% in all Policy Years. The monthly policy fee is $10 per month for the first ten Policy Years and $8 per month thereafter.

The monthly administrative fee varies by issue age as shown in the following table:


----------------- -------------- ---------------- ------------ ---------------- ----------
   ISSUE AGE:         RATE:        ISSUE AGE:        RATE:       ISSUE AGE:       RATE:
----------------- -------------- ---------------- ------------ ---------------- ----------
      0-49           $0.050           70-74         $0.095           88          $0.260
----------------- -------------- ---------------- ------------ ---------------- ----------
     50-54           $0.055           75-79         $0.150           89          $0.280
----------------- -------------- ---------------- ------------ ---------------- ----------
     55-59           $0.060           80-85         $0.200           90          $0.300
----------------- -------------- ---------------- ------------ ---------------- ----------
     60-64           $0.070            86           $0.220
----------------- -------------- ---------------- ------------ ---------------- ----------
     65-69           $0.085            87           $0.240
----------------- -------------- ---------------- ------------ ---------------- ----------

It is charged per month per $1,000 of Specified Death Benefit for Policy Years 1-15 and $0.01 per month per $1,000 thereafter. This charge is assessed on up to $2 million of Specified Death Benefit. The monthly cost of insurance charge varies with the amount of insurance coverage and the age, sex and underwriting risk classification of the Insured.

For Policies without a sales charge, these charges include a premium tax charge and federal (DAC) tax charge, which are deducted from each premium; a daily asset based risk charge, which is deducted from the assets of the Investment Divisions; and a monthly policy fee, monthly administrative charge, and monthly cost of insurance charge, which are deducted from Policy Value. The premium tax charge and federal (DAC) tax charge are 2.0% and 1.5% of each premium, respectively. The asset based risk charge is currently equivalent to an annual effective rate of 0.15% for Policy Years 1-10 and 0% thereafter. This charge is guaranteed not to exceed 1.00% in all Policy Years. The monthly policy fee is $10 per month for the first ten Policy Years and $8 per month thereafter.

The monthly administrative fee varies by issue age as shown in the following table:


----------------- -------------- ---------------- ------------ ---------------- ----------
   ISSUE AGE:         RATE:        ISSUE AGE:        RATE:       ISSUE AGE:       RATE:
----------------- -------------- ---------------- ------------ ---------------- ----------
      0-49           $0.050           70-74         $0.095           88          $0.260
----------------- -------------- ---------------- ------------ ---------------- ----------
     50-54           $0.055           75-79         $0.150           89          $0.280
----------------- -------------- ---------------- ------------ ---------------- ----------
     55-59           $0.060           80-85         $0.200           90          $0.300
----------------- -------------- ---------------- ------------ ---------------- ----------
     60-64           $0.070            86           $0.220
----------------- -------------- ---------------- ------------ ---------------- ----------
     65-69           $0.085            87           $0.240
----------------- -------------- ---------------- ------------ ---------------- ----------

It is charged per month per $1,000 of Specified Death Benefit for Policy Years 1-15 and $0.01 per month per $1,000 thereafter. This charge is assessed on up to $2 million of Specified Death Benefit. The monthly cost of insurance charge varies with the amount of insurance coverage and the age, sex and underwriting risk classification of the Insured.

The hypothetical values shown in the tables do not reflect any charges for federal, state or other income against the Separate Account, since we are not currently making this charge. However, if such a charge is made in the future, a higher gross annual investment rate of return than illustrated would be needed to produce the net after tax returns shown in the tables. The tables also do not reflect the deduction of the cost of any optional rider.

Upon request, we will furnish a comparable illustration based on the proposed Insured's age, sex and underwriting risk classification, Specified Death Benefit, death benefit option, proposed amount and frequency of premium payments, and any available riders requested.


                                                JACKSON NATIONAL LIFE INSURANCE COMPANY
                                              OF NEW YORK Flexible Premium Variable Life
                                                 Insurance Policy WITH A SALES CHARGE
                                                Male Preferred Non-tobacco Issue Age 45
                                                       $5,859.00 Annual Premium
                                       $350,000 Specified Death Benefit (Death Benefit Option A)
                                                            CURRENT CHARGES

           ---------------------------------- ----------------------------------------- --------------------------------------------
           0% Hypothetical Gross Investment   6% Hypothetical Gross Investment Return     12% Hypothetical Gross Investment Return
                        Return

           ---------------------------------- ----------------------------------------- --------------------------------------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

 Policy     Policy       Cash        Death       Policy         Cash          Death        Policy      Cash Surrender      Death
  Year       Value     Surrender    Benefit      Value        Surrender      Benefit        Value          Value          Benefit
                         Value                                  Value
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    1        4,779       4,955      350,000      5,083          5,259        350,000        5,387          5,563          350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    2        9,393       9,686      350,000      10,296        10,589        350,000       11,235          11,528         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    3       13,854      13,854      350,000      15,654        15,654        350,000       17,603          17,603         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    4       18,186      18,186      350,000      21,189        21,189        350,000       24,571          24,571         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    5       22,405      22,405      350,000      26,923        26,923        350,000       32,218          32,218         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    6       26,518      26,518      350,000      32,870        32,870        350,000       40,620          40,620         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    7       30,528      30,528      350,000      39,043        39,043        350,000       49,861          49,861         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    8       34,454      34,454      350,000      45,470        45,470        350,000       60,048          60,048         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    9       38,286      38,286      350,000      52,152        52,152        350,000       71,272          71,272         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   10       42,000      42,000      350,000      59,078        59,078        350,000       83,621          83,621         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   11       46,236      46,236      350,000      67,083        67,083        350,000       98,308          98,308         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   12       50,316      50,316      350,000      75,399        75,399        350,000       114,570        114,570         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   13       54,232      54,232      350,000      84,042        84,042        350,000       132,598        132,598         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   14       58,003      58,003      350,000      93,051        93,051        350,000       152,626        152,626         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   15       61,640      61,640      350,000     102,462        102,462       350,000       174,910        174,910         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   16       65,354      65,354      350,000     112,514        112,514       350,000       199,938        199,938         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   17       68,968      68,968      350,000     123,067        123,067       350,000       227,864        227,864         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   18       72,480      72,480      350,000     134,153        134,153       350,000       259,047        259,047         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   19       75,888      75,888      350,000     145,807        145,807       350,000       293,879        293,879         364,410
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   20       79,189      79,189      350,000     158,066        158,066       350,000       332,634        332,634         405,813
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   25       94,030      94,030      350,000     230,481        230,481       350,000       602,782        602,782         699,227
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   30       102,981     102,981     350,000     326,004        326,004       350,000      1,061,482      1,061,482       1,135,786
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   35       98,669      98,669      350,000     451,927        451,927       474,524      1,841,411      1,841,411       1,933,482
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   40       67,927      67,927      350,000     611,322        611,322       641,889      3,151,887      3,151,887       3,309,481
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   45         **          **          **        809,479        809,479       849,953      5,326,917      5,326,917       5,593,263
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   50         **          **          **       1,063,377      1,063,377     1,074,011     8,991,900      8,991,900       9,081,819
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   55         **          **          **       1,408,974      1,408,974     1,408,974    15,396,248      15,396,248     15,396,248
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

Assumptions:

1. Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.

2.   No policy loans or partial surrenders have been taken.

3. Illustrated values reflect current expenses and current cost of insurance charges, which are subject to change.

4. Policy values will vary from those illustrated if actual rates differ from those assumed.

5. The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.

6. When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.

7. The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.540%, 4.409% and 10.358%, respectively, during years one through ten, -0.750%, 5.247% and 11.244% respectively, during years eleven through twenty, and -0.700%, 5.300% and 11.300%, respectively, during years twenty-one and thereafter.


                                        JACKSON NATIONAL LIFE INSURANCE COMPANY
                                       OF NEW YORK Flexible Premium Variable Life
                                          Insurance Policy WITH A SALES CHARGE
                                         Male Preferred Non-tobacco Issue Age 45
                                                 $5,859.00 Annual Premium
                                 $350,000 Specified Death Benefit (Death Benefit Option A)
                                                 GUARANTEED MAXIMUM CHARGES

          ---------------------------------- --------------------------------- ---------------------------------------
          0% Hypothetical Gross Investment        6% Hypothetical Gross          12% Hypothetical Gross Investment
                       Return                       Investment Return                          Return
                    (-1.688% Net)                      (4.252% Net)                        (10.193% Net)
          ---------------------------------- --------------------------------- ---------------------------------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------


 Policy    Policy      Cash        Death      Policy      Cash        Death      Policy         Cash         Death
  Year     Value     Surrender    Benefit     Value     Surrender    Benefit      Value      Surrender      Benefit
                       Value                              Value                                Value
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   1       3,378       3,378      350,000     3,635       3,635      350,000      3,894        3,894        350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   2       6,581       6,581      350,000     7,305       7,305      350,000      8,061        8,061        350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   3       9,605       9,605      350,000     11,003     11,003      350,000     12,525        12,525       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   4       12,447     12,447      350,000     14,727     14,727      350,000     17,312        17,312       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   5       15,096     15,096      350,000     18,464     18,464      350,000     22,443        22,443       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   6       17,546     17,546      350,000     22,208     22,208      350,000     27,951        27,951       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   7       19,773     19,773      350,000     25,934     25,934      350,000     33,851        33,851       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   8       21,759     21,759      350,000     29,622     29,622      350,000     40,169        40,169       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   9       23,481     23,481      350,000     33,246     33,246      350,000     46,931        46,931       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   10      24,910     24,910      350,000     36,776     36,776      350,000     54,164        54,164       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   11      26,057     26,057      350,000     40,218     40,218      350,000     61,939        61,939       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   12      26,876     26,876      350,000     43,524     43,524      350,000     70,284        70,284       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   13      27,359     27,359      350,000     46,681     46,681      350,000     79,267        79,267       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   14      27,484     27,484      350,000     49,667     49,667      350,000     88,961        88,961       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   15      27,230     27,230      350,000     52,453     52,453      350,000     99,447        99,447       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   16      26,721     26,721      350,000     55,168     55,168      350,000     110,990      110,990       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   17      25,741     25,741      350,000     57,596     57,596      350,000     123,529      123,529       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   18      24,224     24,224      350,000     59,670     59,670      350,000     137,179      137,179       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   19      22,092     22,092      350,000     61,308     61,308      350,000     152,072      152,072       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   20      19,266     19,266      350,000     62,427     62,427      350,000     168,380      168,380       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   25        **         **           **       56,919     56,919      350,000     280,753      280,753       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   30        **         **           **       15,844     15,844      350,000     474,206      474,206       507,400
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   35        **         **           **         **         **          **        782,964      782,964       822,112
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   40        **         **           **         **         **          **       1,256,775    1,256,775     1,319,613
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   45        **         **           **         **         **          **       1,963,181    1,963,181     2,061,340
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   50        **         **           **         **         **          **       3,074,822    3,074,822     3,105,570
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   55        **         **           **         **         **          **       5,023,675    5,023,675     5,023,675
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

Assumptions:

1. Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.

2.   No policy loans or partial surrenders have been taken.

3. Illustrated values reflect guaranteed expenses and guaranteed cost of insurance charges.

4. Policy values will vary from those illustrated if actual rates differ from those assumed.

5. The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.

6. When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.


                                        JACKSON NATIONAL LIFE INSURANCE COMPANY
                                       OF NEW YORK Flexible Premium Variable Life
                                        Insurance Policy WITHOUT A SALES CHARGE
                                        Male Preferred Non-tobacco Issue Age 45
                                               $5,859.00 Annual Premium
                                $350,000 Specified Death Benefit (Death Benefit Option A)
                                                    CURRENT CHARGES

           ---------------------------------- ----------------------------------------- --------------------------------------------
           0% Hypothetical Gross Investment   6% Hypothetical Gross Investment Return     12% Hypothetical Gross Investment Return
                        Return

           ---------------------------------- ----------------------------------------- --------------------------------------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

 Policy     Policy       Cash        Death       Policy         Cash          Death        Policy      Cash Surrender      Death
  Year       Value     Surrender    Benefit      Value        Surrender      Benefit        Value          Value          Benefit
                         Value                                  Value
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    1        5,096       5,096      350,000      5,418          5,418        350,000        5,741          5,741          350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    2       10,067      10,067      350,000      11,031        11,031        350,000       12,034          12,034         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    3       14,921      14,921      350,000      16,857        16,857        350,000       18,952          18,952         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    4       19,681      19,681      350,000      22,928        22,928        350,000       26,586          26,586         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    5       24,360      24,360      350,000      29,273        29,273        350,000       35,032          35,032         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    6       28,963      28,963      350,000      35,909        35,909        350,000       44,388          44,388         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    7       33,492      33,492      350,000      42,855        42,855        350,000       54,759          54,759         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    8       37,963      37,963      350,000      50,144        50,144        350,000       66,277          66,277         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    9       42,367      42,367      350,000      57,784        57,784        350,000       79,064          79,064         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   10       46,683      46,683      350,000      65,775        65,775        350,000       93,247          93,247         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   11       50,996      50,996      350,000      74,258        74,258        350,000       109,163        109,163         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   12       55,169      55,169      350,000      83,096        83,096        350,000       126,818        126,818         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   13       59,195      59,195      350,000      92,310        92,310        350,000       146,422        146,422         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   14       63,091      63,091      350,000     101,939        101,939       350,000       168,227        168,227         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   15       66,867      66,867      350,000     112,020        112,020       350,000       192,514        192,514         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   16       70,704      70,704      350,000     122,769        122,769       350,000       219,778        219,778         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   17       74,422      74,422      350,000     134,047        134,047       350,000       250,205        250,205         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   18       78,019      78,019      350,000     145,889        145,889       350,000       284,189        284,189         358,078
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   19       81,487      81,487      350,000     158,330        158,330       350,000       322,028        322,028         399,314
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   20       84,822      84,822      350,000     171,412        171,412       350,000       364,089        364,089         444,189
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   25       99,674      99,674      350,000     248,410        248,410       350,000       656,158        656,158         761,143
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   30       108,773     108,773     350,000     350,423        350,423       374,953      1,152,079      1,152,079       1,232,725
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   35       104,946     104,946     350,000     483,371        483,371       507,540      1,995,300      1,995,300       2,095,065
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   40       75,413      75,413      350,000     651,624        651,624       684,205      3,412,097      3,412,097       3,582,702
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   45         **          **          **        860,739        860,739       903,776      5,763,551      5,763,551       6,051,729
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   50         **          **          **       1,128,686      1,128,686     1,139,973     9,725,814      9,725,814       9,823,072
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   55         **          **          **       1,493,524      1,493,524     1,493,524    16,649,738      16,649,738     16,649,738
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

Assumptions:

1. Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.

2.   No policy loans or partial surrenders have been taken.

3. Illustrated values reflect current expenses and current cost of insurance charges, which are subject to change.

4. Policy values will vary from those illustrated if actual rates differ from those assumed.

5. The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.

6. When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.

7. The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.540%, 4.409% and 10.358%, respectively, during years one through ten, -0.750%, 5.247% and 11.244% respectively, during years eleven through twenty, and -0.700%, 5.300% and 11.300%, respectively, during years twenty-one and thereafter.

                                        JACKSON NATIONAL LIFE INSURANCE COMPANY
                                       OF NEW YORK Flexible Premium Variable Life
                                        Insurance Policy WITHOUT A SALES CHARGE
                                        Male Preferred Non-tobacco Issue Age 45
                                               $5,859.00 Annual Premium
                                $350,000 Specified Death Benefit (Death Benefit Option A)
                                              GUARANTEED MAXIMUM CHARGES

          ---------------------------------- --------------------------------- ---------------------------------------
          0% Hypothetical Gross Investment        6% Hypothetical Gross          12% Hypothetical Gross Investment
                       Return                       Investment Return                          Return
                    (-1.688% Net)                      (4.252% Net)                        (10.193% Net)
          ---------------------------------- --------------------------------- ---------------------------------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------


 Policy    Policy      Cash        Death      Policy      Cash        Death      Policy         Cash         Death
  Year     Value     Surrender    Benefit     Value     Surrender    Benefit      Value      Surrender      Benefit
                       Value                              Value                                Value
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   1       3,667       3,667      350,000     3,941       3,941      350,000      4,217        4,217        350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   2       7,155       7,155      350,000     7,931       7,931      350,000      8,743        8,743        350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   3       10,460     10,460      350,000     11,965     11,965      350,000     13,602        13,602       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   4       13,580     13,580      350,000     16,040     16,040      350,000     18,827        18,827       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   5       16,503     16,503      350,000     20,145     20,145      350,000     24,444        24,444       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   6       19,225     19,225      350,000     24,276     24,276      350,000     30,491        30,491       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   7       21,722     21,722      350,000     28,409     28,409      350,000     36,989        36,989       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   8       23,977     23,977      350,000     32,525     32,525      350,000     43,973        43,973       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   9       25,966     25,966      350,000     36,600     36,600      350,000     51,475        51,475       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   10      27,662     27,662      350,000     40,606     40,606      350,000     59,535        59,535       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   11      29,076     29,076      350,000     44,553     44,553      350,000     68,234        68,234       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   12      30,163     30,163      350,000     48,395     48,395      350,000     77,613        77,613       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   13      30,915     30,915      350,000     52,122     52,122      350,000     87,754        87,754       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   14      31,314     31,314      350,000     55,715     55,715      350,000     98,749        98,749       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   15      31,335     31,335      350,000     59,149     59,149      350,000     110,700      110,700       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   16      31,107     31,107      350,000     62,558     62,558      350,000     123,894      123,894       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   17      30,413     30,413      350,000     65,732     65,732      350,000     138,301      138,301       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   18      29,191     29,191      350,000     68,611     68,611      350,000     154,069      154,069       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   19      27,364     27,364      350,000     71,122     71,122      350,000     171,375      171,375       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   20      24,854     24,854      350,000     73,191     73,191      350,000     190,439      190,439       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   25        **         **           **       74,072     74,072      350,000     324,020      324,020       375,864
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   30        **         **           **       44,545     44,545      350,000     544,507      544,507       582,622
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   35        **         **           **         **         **          **        895,843      895,843       940,636
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   40        **         **           **         **         **          **       1,434,933    1,434,933     1,506,679
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   45        **         **           **         **         **          **       2,238,563    2,238,563     2,350,491
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   50        **         **           **         **         **          **       3,503,239    3,503,239     3,538,271
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   55        **         **           **         **         **          **       5,720,687    5,720,687     5,720,687
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

Assumptions:

1. Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.

2.   No policy loans or partial surrenders have been taken.

3. Illustrated values reflect guaranteed expenses and guaranteed cost of insurance charges.

4. Policy values will vary from those illustrated if actual rates differ from those assumed.

5. The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.

6. When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.


PLEASE NOTE: THE HYPOTHETICAL GROSS INVESTMENT RATES OF RETURN SHOWN IN EACH OF THE ABOVE TABLES ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 6.00% AND 12.00% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JACKSON NATIONAL LIFE OF NY OR ANY PORTFOLIO THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              FINANCIAL STATEMENTS

In the pages that follow are the financial statements of the Separate Account as of December 31, 2004 and Jackson National Life of NY as of December 31, 2004, 2003 and 2002, and the accompanying Independent Registered Public Accounting Firm's Reports. The financial statements of Jackson National Life of NY included herein should be considered only as bearing upon the ability of Jackson National Life of NY to meet its obligations under the Policies. Jackson National Life of NY's financial statements do not bear on the investment experience of the assets held in the Separate Account.

                           JNLNY Separate Account - IV




                                [OBJECT OMITTED]




                              Financial Statements

                               December 31, 2004

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                         JNL/             JNL/             JNL/        JNL/Alliance
                                     AIM Large Cap    AIM Small Cap    Alger Growth    Capital Growth JNL/Eagle Core
                                    Growth Portfolio Growth Portfolio   Portfolio        Portfolio    Equity Portfolio
                                    ---------------- ---------------- ---------------  -------------- ----------------
ASSETS
Investments, at value (a)                       $ -              $ -             $ -             $ -              $ -
Receivables:
   Investment securities sold                     -                -               -               -                -
   Sub-account units sold                         -                -               -               -                -
                                    ---------------- ---------------- ---------------  -------------- ----------------
TOTAL ASSETS                                      -                -               -               -                -
                                    ---------------- ---------------- ---------------  -------------- ----------------

LIABILITIES
Payables:
   Investment securities purchased                -                -               -               -                -
   Sub-account units redeemed                     -                -               -               -                -
   Insurance fees due to Jackson National
     Life of New York                             -                -               -               -                -
                                    ---------------- ---------------- ---------------  -------------- ----------------
                                    ---------------- ---------------- ---------------  -------------- ----------------
 TOTAL LIABILITIES                                -                -               -               -                -
                                    ---------------- ---------------- ---------------  -------------- ----------------
 NET ASSETS                                     $ -              $ -             $ -             $ -              $ -
                                    ================ ================ ===============  ============== ================

UNITS OUTSTANDING                                 -                -               -               -                -

UNIT VALUE                                  $ 11.44          $ 12.19         $ 18.63         $ 10.40          $ 18.22
----------------------------------------------------------------------------------------------------------------------


(a)  Investment shares                            -                -               -               -                -
     Investments at cost                        $ -              $ -             $ -             $ -              $ -


                                       JNL/Eagle           JNL/             JNL/         JNL/JPMorgan      JNL/Lazard
                                       SmallCap        FMR Balanced     FMR Capital     International       Mid Cap
                                    Equity Portfolio    Portfolio      Growth Portfolio Value Portfolio  Value Portfolio
                                    ----------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments, at value (a)                       $ -              $ -              $ -              $ -              $ -
Receivables:
   Investment securities sold                     -                -                -                -                -
   Sub-account units sold                         -                -                -                -                -
                                    ----------------  ---------------  ---------------  ---------------  ---------------
TOTAL ASSETS                                      -                -                -                -                -
                                    ----------------  ---------------  ---------------  ---------------  ---------------

LIABILITIES
Payables:
   Investment securities purchased                -                -                -                -                -
   Sub-account units redeemed                     -                -                -                -                -
   Insurance fees due to Jackson National
     Life of New York                             -                -                -                -                -
                                    ----------------  ---------------  ---------------  ---------------  ---------------
                                    ----------------  ---------------  ---------------  ---------------  ---------------
 TOTAL LIABILITIES                                -                -                -                -                -
                                    ----------------  ---------------  ---------------  ---------------  ---------------
 NET ASSETS                                     $ -              $ -              $ -              $ -              $ -
                                    ================  ===============  ===============  ===============  ===============

UNITS OUTSTANDING                                 -                -                -                -                -

UNIT VALUE                                  $ 20.76          $ 10.54          $ 22.47          $ 10.97          $ 18.10
------------------------------------------------------------------------------------------------------------------------


(a)  Investment shares                            -                -                -                -                -
     Investments at cost                        $ -              $ -              $ -              $ -              $ -


                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004


                                       JNL/Lazard          JNL/MCM            JNL/MCM            JNL/MCM            JNL/MCM
                                       Small Cap         Bond Index       Communications     Consumer Brands        Energy
                                    Value Portfolio       Portfolio      Sector Portfolio    Sector Portfolio   Sector Portfolio
                                    -----------------  ----------------  ------------------  -----------------  ----------------
ASSETS
Investments, at value (a)                        $ -               $ -                 $ -                $ -               $ -
Receivables:
   Investment securities sold                      -                 -                   -                  -                 -
   Sub-account units sold                          -                 -                   -                  -                 -
                                    -----------------  ----------------  ------------------  -----------------  ----------------
TOTAL ASSETS                                       -                 -                   -                  -                 -
                                    -----------------  ----------------  ------------------  -----------------  ----------------

LIABILITIES
Payables:
   Investment securities purchased                 -                 -                   -                  -                 -
   Sub-account units redeemed                      -                 -                   -                  -                 -
   Insurance fees due to Jackson National
     Life of New York                              -                 -                   -                  -                 -
                                    -----------------  ----------------  ------------------  -----------------  ----------------
                                    -----------------  ----------------  ------------------  -----------------  ----------------
 TOTAL LIABILITIES                                 -                 -                   -                  -                 -
                                    -----------------  ----------------  ------------------  -----------------  ----------------
 NET ASSETS                                      $ -               $ -                 $ -                $ -               $ -
                                    =================  ================  ==================  =================  ================

UNITS OUTSTANDING                                  -                 -                   -                  -                 -

UNIT VALUE                                   $ 15.35           $ 11.34              $ 4.75            $ 11.35           $ 18.14
--------------------------------------------------------------------------------------------------------------------------------


(a)  Investment shares                             -                 -                   -                  -                 -
     Investments at cost                         $ -               $ -                 $ -                $ -               $ -



                                         JNL/MCM                                                               JNL/MCM
                                        Enhanced           JNL/MCM          JNL/MCM          JNL/MCM       Pharmaceutical/
                                      S&P 500 Stock     Financial Sector International        JNL 5          Healthcare
                                     Index Portfolio      Portfolio     Index Portfolio     Portfolio      Sector Portfolio
                                    ------------------  --------------- ----------------  ---------------  ----------------
ASSETS
Investments, at value (a)                         $ -              $ -              $ -          $ 8,135               $ -
Receivables:
   Investment securities sold                       -                -                -                                  -
   Sub-account units sold                           -                -                -                                  -
                                    ------------------  --------------- ----------------  ---------------  ----------------
TOTAL ASSETS                                        -                -                -            8,135                 -
                                    ------------------  --------------- ----------------  ---------------  ----------------

LIABILITIES
Payables:
   Investment securities purchased                  -                -                -                -                 -
   Sub-account units redeemed                       -                -                -                -                 -
   Insurance fees due to Jackson National
     Life of New York                               -                -                -                -                 -
                                    ------------------  --------------- ----------------  ---------------  ----------------
                                    ------------------  --------------- ----------------  ---------------  ----------------
 TOTAL LIABILITIES                                  -                -                -                -                 -
                                    ------------------  --------------- ----------------  ---------------  ----------------
 NET ASSETS                                       $ -              $ -              $ -          $ 8,135               $ -
                                    ==================  =============== ================  ===============  ================

UNITS OUTSTANDING                                   -                -                -              745                 -

UNIT VALUE                                     $ 8.62          $ 12.63          $ 13.90          $ 10.92           $ 11.23
---------------------------------------------------------------------------------------------------------------------------


(a)  Investment shares                              -                -                -              746                 -
     Investments at cost                          $ -              $ -              $ -          $ 8,134               $ -


                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004


                                        JNL/MCM           JNL/MCM            JNL/MCM            JNL/MCM          JNL/MCM
                                    S&P 400 MidCap        S&P 500           Small Cap         Technology           VIP
                                    Index Portfolio   Index Portfolio    Index Portfolio    Sector Portfolio    Portfolio
                                    ----------------  -----------------  -----------------  ---------------- ----------------
ASSETS
Investments, at value (a)                   $ 1,585            $ 1,552                $ -               $ -              $ -
Receivables:
   Investment securities sold                     -                  -                  -                 -                -
   Sub-account units sold                         -                  -                  -                 -                -
                                    ----------------  -----------------  -----------------  ---------------- ----------------
TOTAL ASSETS                                  1,585              1,552                  -                 -                -
                                    ----------------  -----------------  -----------------  ---------------- ----------------

LIABILITIES
Payables:
   Investment securities purchased                -                  -                  -                 -                -
   Sub-account units redeemed                     -                  -                  -                 -                -
   Insurance fees due to Jackson National
     Life of New York                             -                  -                  -                 -                -
                                    ----------------  -----------------  -----------------  ---------------- ----------------
                                    ----------------  -----------------  -----------------  ---------------- ----------------
 TOTAL LIABILITIES                                -                  -                  -                 -                -
                                    ----------------  -----------------  -----------------  ---------------- ----------------
 NET ASSETS                                 $ 1,585            $ 1,552                $ -               $ -              $ -
                                    ================  =================  =================  ================ ================

UNITS OUTSTANDING                               121                145                  -                 -                -

UNIT VALUE                                  $ 13.14            $ 10.74            $ 13.45            $ 5.98          $ 11.09
-----------------------------------------------------------------------------------------------------------------------------


(a)  Investment shares                          119                145                  -                 -                -
     Investments at cost                    $ 1,520            $ 1,533                $ -               $ -              $ -



                                     JNL/Oppenheimer          JNL/            JNL/PIMCO     JNL/PPM America
                                      Global Growth        Oppenheimer      Total Return       High Yield       JNL/Putnam
                                        Portfolio        Growth Portfolio  Bond Portfolio    Bond Portfolio   Equity Portfolio
                                    -------------------  ----------------  ---------------- ----------------- ---------------
ASSETS
Investments, at value (a)                          $ -               $ -               $ -               $ -             $ -
Receivables:
   Investment securities sold                        -                 -                 -                 -               -
   Sub-account units sold                            -                 -                 -                 -               -
                                    -------------------  ----------------  ---------------- ----------------- ---------------
TOTAL ASSETS                                         -                 -                 -                 -               -
                                    -------------------  ----------------  ---------------- ----------------- ---------------

LIABILITIES
Payables:
   Investment securities purchased                   -                 -                 -                 -               -
   Sub-account units redeemed                        -                 -                 -                 -               -
   Insurance fees due to Jackson National
     Life of New York                                -                 -                 -                 -               -
                                    -------------------  ----------------  ---------------- ----------------- ---------------
                                    -------------------  ----------------  ---------------- ----------------- ---------------
 TOTAL LIABILITIES                                   -                 -                 -                 -               -
                                    -------------------  ----------------  ---------------- ----------------- ---------------
 NET ASSETS                                        $ -               $ -               $ -               $ -             $ -
                                    ===================  ================  ================ ================= ===============

UNITS OUTSTANDING                                    -                 -                 -                 -               -

UNIT VALUE                                     $ 11.63            $ 8.41           $ 14.67               $ -         $ 21.61
-----------------------------------------------------------------------------------------------------------------------------


(a)  Investment shares                               -                 -                 -                 -               -
     Investments at cost                           $ -               $ -               $ -               $ -             $ -


                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004


                                                                                          JNL/Salomon
                                      JNL/Putnam       JNL/Putnam       JNL/Putnam         Brothers         JNL/Salomon
                                     International       Midcap            Value          High Yield      Brothers Strategic
                                    Equity Portfolio Growth Portfolio Equity Portfolio   Bond Portfolio    Bond Portfolio
                                    ---------------- ---------------- ----------------  ----------------  -----------------
ASSETS
Investments, at value (a)                       $ -              $ -              $ -               $ -                $ -
Receivables:
   Investment securities sold                     -                -                -                 -                  -
   Sub-account units sold                         -                -                -                 -                  -
                                    ---------------- ---------------- ----------------  ----------------  -----------------
TOTAL ASSETS                                      -                -                -                 -                  -
                                    ---------------- ---------------- ----------------  ----------------  -----------------

LIABILITIES
Payables:
   Investment securities purchased                -                -                -                 -                  -
   Sub-account units redeemed                     -                -                -                 -                  -
   Insurance fees due to Jackson National
     Life of New York                             -                -                -                 -                  -
                                    ---------------- ---------------- ----------------  ----------------  -----------------
                                    ---------------- ---------------- ----------------  ----------------  -----------------
 TOTAL LIABILITIES                                -                -                -                 -                  -
                                    ---------------- ---------------- ----------------  ----------------  -----------------
 NET ASSETS                                     $ -              $ -              $ -               $ -                $ -
                                    ================ ================ ================  ================  =================

UNITS OUTSTANDING                                 -                -                -                 -                  -

UNIT VALUE                                  $ 14.42           $ 7.84          $ 21.21           $ 13.72            $ 19.92
-----------------------------------------------------------------------------------------------------------------------------


(a)  Investment shares                            -                -                -                 -                  -
     Investments at cost                        $ -              $ -              $ -               $ -                $ -



                                        JNL/Salomon
                                         Brothers
                                      U.S. Government       JNL/Select        JNL/Select        JNL/Select        JNL/Select
                                         & Quality           Balanced       Global Growth        Large Cap       Money Market
                                      Bond Portfolio         Portfolio        Portfolio          Portfolio        Portfolio
                                    --------------------  ---------------- -----------------  ----------------  ---------------
ASSETS
Investments, at value (a)                           $ -               $ -               $ -               $ -              $ -
Receivables:
   Investment securities sold                         -                 -                 -                 -                -
   Sub-account units sold                             -                 -                 -                 -                -
                                    --------------------  ---------------- -----------------  ----------------  ---------------
TOTAL ASSETS                                          -                 -                 -                 -                -
                                    --------------------  ---------------- -----------------  ----------------  ---------------

LIABILITIES
Payables:
   Investment securities purchased                    -                 -                 -                 -                -
   Sub-account units redeemed                         -                 -                 -                 -                -
   Insurance fees due to Jackson National
     Life of New York                                 -                 -                 -                 -                -
                                    --------------------  ---------------- -----------------  ----------------  ---------------
                                    --------------------  ---------------- -----------------  ----------------  ---------------
 TOTAL LIABILITIES                                    -                 -                 -                 -                -
                                    --------------------  ---------------- -----------------  ----------------  ---------------
 NET ASSETS                                         $ -               $ -               $ -               $ -              $ -
                                    ====================  ================ =================  ================  ===============

UNITS OUTSTANDING                                     -                 -                 -                 -                -

UNIT VALUE                                      $ 16.67           $ 24.60           $ 24.85           $ 27.94          $ 13.09
-------------------------------------------------------------------------------------------------------------------------------


(a)  Investment shares                                -                 -                 -                 -                -
     Investments at cost                            $ -               $ -               $ -               $ -              $ -

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004


                                      JNL/Select       JNL/T. Rowe       JNL/T. Rowe          JNL/
                                         Value       Price Established  Price Mid-Cap     T. Rowe Price
                                       Portfolio     Growth Portfolio  Growth Portfolio  Value Portfolio
                                    ---------------- ----------------  ----------------- ----------------
ASSETS
Investments, at value (a)                       $ -              $ -                $ -              $ -
Receivables:
   Investment securities sold                     -                -                  -                -
   Sub-account units sold                         -                -                  -                -
                                    ---------------- ----------------  ----------------- ----------------
TOTAL ASSETS                                      -                -                  -                -
                                    ---------------- ----------------  ----------------- ----------------

LIABILITIES
Payables:
   Investment securities purchased                -                -                  -                -
   Sub-account units redeemed                     -                -                  -                -
   Insurance fees due to Jackson National
     Life of New York                             -                -                  -                -
                                    ---------------- ----------------  ----------------- ----------------
                                    ---------------- ----------------  ----------------- ----------------
 TOTAL LIABILITIES                                -                -                  -                -
                                    ---------------- ----------------  ----------------- ----------------
 NET ASSETS                                     $ -              $ -                $ -              $ -
                                    ================ ================  ================= ================

UNITS OUTSTANDING                                 -                -                  -                -

UNIT VALUE                                  $ 16.70          $ 27.58            $ 35.81          $ 13.65
---------------------------------------------------------------------------------------------------------


(a)  Investment shares                            -                -                  -                -
     Investments at cost                        $ -              $ -                $ -              $ -


                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM MARCH 8, 2004 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2004


                                                 JNL/             JNL/             JNL/         JNL/Alliance
                                            AIM Large Cap    AIM Small Cap     Alger Growth    Capital Growth     JNL/Eagle Core
                                            Growth Portfolio Growth Portfolio    Portfolio        Portfolio      Equity Portfolio
                                            ---------------  ---------------  ---------------- ----------------  -----------------
INVESTMENT INCOME
   Dividends                                           $ -              $ -               $ -              $ -                $ -
                                            ---------------  ---------------  ---------------- ----------------  -----------------

EXPENSES
   Insurance charges                                     -                -                 -                -                  -
                                            ---------------  ---------------  ---------------- ----------------  -----------------
TOTAL EXPENSES                                           -                -                 -                -                  -
                                            ---------------  ---------------  ---------------- ----------------  -----------------
                                            ---------------  ---------------  ---------------- ----------------  -----------------
NET INVESTMENT INCOME (LOSS)                             -                -                 -                -                  -
                                            ---------------  ---------------  ---------------- ----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies               -                -                 -                -                  -
   Investments                                           -                -                 -                -                  -
Net change in unrealized appreciation
   (depreciation) on investments                         -                -                 -                -                  -
                                            ---------------  ---------------  ---------------- ----------------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                  -                -                 -                -                  -
                                            ---------------  ---------------  ---------------- ----------------  -----------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                     $ -              $ -               $ -              $ -                $ -
                                            ===============  ===============  ================ ================  =================


                                                JNL/Eagle           JNL/              JNL/         JNL/JPMorgan      JNL/Lazard
                                                SmallCap        FMR Balanced       FMR Capital     International      Mid Cap
                                            Equity Portfolio      Portfolio      Growth Portfolio  Value Portfolio Value Portfolio
                                            ------------------ ----------------  ----------------  --------------  ---------------
INVESTMENT INCOME
   Dividends                                              $ -              $ -               $ -             $ -              $ -
                                            ------------------ ----------------  ----------------  --------------  ---------------

EXPENSES
   Insurance charges                                        -                -                 -               -                -
                                            ------------------ ----------------  ----------------  --------------  ---------------
TOTAL EXPENSES                                              -                -                 -               -                -
                                            ------------------ ----------------  ----------------  --------------  ---------------
                                            ------------------ ----------------  ----------------  --------------  ---------------
NET INVESTMENT INCOME (LOSS)                                -                -                 -               -                -
                                            ------------------ ----------------  ----------------  --------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                  -                -                 -               -                -
   Investments                                              -                -                 -               -                -
Net change in unrealized appreciation
   (depreciation) on investments                            -                -                 -               -                -
                                            ------------------ ----------------  ----------------  --------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                     -                -                 -               -                -
                                            ------------------ ----------------  ----------------  --------------  ---------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                        $ -              $ -               $ -             $ -              $ -
                                            ================== ================  ================  ==============  ===============


                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM MARCH 8, 2004 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2004


                                              JNL/Lazard         JNL/MCM          JNL/MCM           JNL/MCM            JNL/MCM
                                               Small Cap        Bond Index     Communications   Consumer Brands        Energy
                                            Value Portfolio     Portfolio      Sector Portfolio Sector Portfolio   Sector Portfolio
                                            ----------------  ---------------  ---------------  -----------------  ----------------
INVESTMENT INCOME
   Dividends                                            $ -              $ -              $ -                $ -               $ -
                                            ----------------  ---------------  ---------------  -----------------  ----------------

EXPENSES
   Insurance charges                                      -                -                -                  -                 9
                                            ----------------  ---------------  ---------------  -----------------  ----------------
TOTAL EXPENSES                                            -                -                -                  -                 9
                                            ----------------  ---------------  ---------------  -----------------  ----------------
                                            ----------------  ---------------  ---------------  -----------------  ----------------
NET INVESTMENT INCOME (LOSS)                              -                -                -                  -                (9)
                                            ----------------  ---------------  ---------------  -----------------  ----------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                -                -                -                  -                 -
   Investments                                            -                -                -                  -               309
Net change in unrealized appreciation
   (depreciation) on investments                          -                -                -                  -                 -
                                            ----------------  ---------------  ---------------  -----------------  ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                   -                -                -                  -               309
                                            ----------------  ---------------  ---------------  -----------------  ----------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                      $ -              $ -              $ -                $ -             $ 300
                                            ================  ===============  ===============  =================  ================


                                                JNL/MCM                                                           JNL/MCM
                                               Enhanced           JNL/MCM          JNL/MCM        JNL/MCM      Pharmaceutical/
                                             S&P 500 Stock    Financial Sector  International      JNL 5         Healthcare
                                            Index Portfolio      Portfolio      Index Portfolio Portfolio (a)  Sector Portfolio
                                            ----------------  ----------------- --------------  -------------  ---------------
INVESTMENT INCOME
   Dividends                                            $ -                $ -            $ -           $ 25              $ -
                                            ----------------  ----------------- --------------  -------------  ---------------

EXPENSES
   Insurance charges                                      -                  -              -              2                -
                                            ----------------  ----------------- --------------  -------------  ---------------
TOTAL EXPENSES                                            -                  -              -              2                -
                                            ----------------  ----------------- --------------  -------------  ---------------
                                            ----------------  ----------------- --------------  -------------  ---------------
NET INVESTMENT INCOME (LOSS)                              -                  -              -             23                -
                                            ----------------  ----------------- --------------  -------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                -                  -              -              -                -
   Investments                                            -                  -              -              -                -
Net change in unrealized appreciation
   (depreciation) on investments                          -                  -              -              1                -
                                            ----------------  ----------------- --------------  -------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                   -                  -              -              1                -
                                            ----------------  ----------------- --------------  -------------  ---------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                      $ -                $ -            $ -           $ 24              $ -
                                            ================  ================= ==============  =============  ===============


                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM MARCH 8, 2004 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2004


                                                 JNL/MCM           JNL/MCM           JNL/MCM          JNL/MCM           JNL/MCM
                                             S&P 400 MidCap        S&P 500          Small Cap        Technology           VIP
                                             Index Portfolio    Index Portfolio  Index Portfolio   Sector Portfolio    Portfolio
                                            ------------------  ---------------  ----------------- ---------------  ----------------
INVESTMENT INCOME
   Dividends                                              $ 5             $ 12                $ -             $ -               $ -
                                            ------------------  ---------------  ----------------- ---------------  ----------------

EXPENSES
   Insurance charges                                        2                2                  -               -                 -
                                            ------------------  ---------------  ----------------- ---------------  ----------------
TOTAL EXPENSES                                              2                2                  -               -                 -
                                            ------------------  ---------------  ----------------- ---------------  ----------------
                                            ------------------  ---------------  ----------------- ---------------  ----------------
NET INVESTMENT INCOME (LOSS)                                3               10                  -               -                 -
                                            ------------------  ---------------  ----------------- ---------------  ----------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                  -                7                  -               -                 -
   Investments                                              1                -                  -               -                 -
Net change in unrealized appreciation
   (depreciation) on investments                           65               19                  -               -                 -
                                            ------------------  ---------------  ----------------- ---------------  ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                    66               26                  -               -                 -
                                            ------------------  ---------------  ----------------- ---------------  ----------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                       $ 69             $ 36                $ -             $ -               $ -
                                            ==================  ===============  ================= ===============  ================



                                             JNL/Oppenheimer       JNL/            JNL/PIMCO        JNL/PPM America     JNL/Putnam
                                              Global Growth     Oppenheimer       Total Return        High Yield          Equity
                                                Portfolio     Growth Portfolio   Bond Portfolio     Bond Portfolio       Portfolio
                                            ----------------- ----------------  -----------------  ------------------ --------------
INVESTMENT INCOME
   Dividends                                             $ -              $ -                $ -                 $ -            $ -
                                            ----------------- ----------------  -----------------  ------------------ --------------

EXPENSES
   Insurance charges                                       -                -                  -                   -              -
                                            ----------------- ----------------  -----------------  ------------------ --------------
TOTAL EXPENSES                                             -                -                  -                   -              -
                                            ----------------- ----------------  -----------------  ------------------ --------------
                                            ----------------- ----------------  -----------------  ------------------ --------------
NET INVESTMENT INCOME (LOSS)                               -                -                  -                   -              -
                                            ----------------- ----------------  -----------------  ------------------ --------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                 -                -                  -                   -              -
   Investments                                             -                -                  -                   -              -
Net change in unrealized appreciation
   (depreciation) on investments                           -                -                  -                   -              -
                                            ----------------- ----------------  -----------------  ------------------ --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                    -                -                  -                   -              -
                                            ----------------- ----------------  -----------------  ------------------ --------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                       $ -              $ -                $ -                 $ -            $ -
                                            ================= ================  =================  ================== ==============

(a) Inception date October 1, 2004.

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM MARCH 8, 2004 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2004


                                                                                                   JNL/Salomon
                                               JNL/Putnam        JNL/Putnam       JNL/Putnam        Brothers        JNL/Salomon
                                              International        Midcap            Value         High Yield     Brothers Strategic
                                            Equity Portfolio   Growth Portfolio Equity Portfolio  Bond Portfolio   Bond Portfolio
                                            ------------------ ---------------  ---------------- ---------------- -----------------

INVESTMENT INCOME                                         $ -             $ -               $ -              $ -               $ -
   Dividends                                ------------------ ---------------  ---------------- ---------------- -----------------


EXPENSES                                                    -               -                 -                -                 -
   Insurance charges                        ------------------ ---------------  ---------------- ---------------- -----------------
                                                            -               -                 -                -                 -
TOTAL EXPENSES                              ------------------ ---------------  ---------------- ---------------- -----------------
                                            ------------------ ---------------  ---------------- ---------------- -----------------
                                                            -               -                 -                -                 -
NET INVESTMENT INCOME (LOSS)                ------------------ ---------------  ---------------- ---------------- -----------------


REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:                                -               -                 -                -                 -
   Distributions from investment companies                  -               -                 -                -                 -
   Investments
Net change in unrealized appreciation                       -               -                 -                -                 -
   (depreciation) on investments            ------------------ ---------------  ---------------- ---------------- -----------------
                                                            -               -                 -                -                 -
NET REALIZED AND UNREALIZED GAIN (LOSS)     ------------------ ---------------  ---------------- ---------------- -----------------


NET INCREASE (DECREASE) IN NET ASSETS                     $ -             $ -               $ -              $ -               $ -
   FROM OPERATIONS                          ================== ===============  ================ ================ =================



                                                JNL/Salomon
                                                 Brothers
                                              U.S. Government      JNL/Select       JNL/Select       JNL/Select      JNL/Select
                                                 & Quality          Balanced      Global Growth      Large Cap      Money Market
                                              Bond Portfolio       Portfolio        Portfolio        Portfolio       Portfolio
                                            -------------------- ---------------  ---------------  ---------------  -------------
INVESTMENT INCOME
   Dividends                                                $ -             $ -              $ -              $ -            $ -
                                            -------------------- ---------------  ---------------  ---------------  -------------

EXPENSES
   Insurance charges                                          4               2                -                -              -
                                            -------------------- ---------------  ---------------  ---------------  -------------
TOTAL EXPENSES                                                4               2                -                -              -
                                            -------------------- ---------------  ---------------  ---------------  -------------
                                            -------------------- ---------------  ---------------  ---------------  -------------
NET INVESTMENT INCOME (LOSS)                                 (4)             (2)               -                -              -
                                            -------------------- ---------------  ---------------  ---------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                    -               -                -                -              -
   Investments                                               13              80                -                -              -
Net change in unrealized appreciation
   (depreciation) on investments                              -               -                -                -              -
                                            -------------------- ---------------  ---------------  ---------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                      13              80                -                -              -
                                            -------------------- ---------------  ---------------  ---------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          $ 9            $ 78              $ -              $ -            $ -
                                            ==================== ===============  ===============  ===============  =============

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM MARCH 8, 2004 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2004


                                                JNL/Select        JNL/T. Rowe        JNL/T. Rowe           JNL/
                                                  Value         Price Established   Price Mid-Cap      T. Rowe Price
                                                Portfolio       Growth Portfolio   Growth Portfolio   Value Portfolio
                                            ------------------- -----------------  -----------------  ----------------
INVESTMENT INCOME
   Dividends                                               $ -               $ -                $ -               $ -
                                            ------------------- -----------------  -----------------  ----------------

EXPENSES
   Insurance charges                                         -                 -                  -                 7
                                            ------------------- -----------------  -----------------  ----------------
TOTAL EXPENSES                                               -                 -                  -                 7
                                            ------------------- -----------------  -----------------  ----------------
                                            ------------------- -----------------  -----------------  ----------------
NET INVESTMENT INCOME (LOSS)                                 -                 -                  -                (7)
                                            ------------------- -----------------  -----------------  ----------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                   -                 -                  -                 -
   Investments                                               -                 -                  -               325
Net change in unrealized appreciation
   (depreciation) on investments                             -                 -                  -                 -
                                            ------------------- -----------------  -----------------  ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                      -                 -                  -               325
                                            ------------------- -----------------  -----------------  ----------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                         $ -               $ -                $ -             $ 318
                                            =================== =================  =================  ================

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM MARCH 8, 2004 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2004


                                                   JNL/              JNL/              JNL/        JNL/Alliance
                                              AIM Large Cap     AIM Small Cap      Alger Growth   Capital Growth    JNL/Eagle Core
                                             Growth Portfolio  Growth Portfolio     Portfolio        Portfolio     Equity Portfolio
                                             ----------------- -----------------  --------------- ---------------- -----------------
OPERATIONS
   Net investment income (loss)                           $ -               $ -              $ -              $ -               $ -
   Net realized gain (loss) on investments                  -                 -                -                -                 -
   Net change in unrealized appreciation
      (depreciation) on investments                         -                 -                -                -                 -
                                             ----------------- -----------------  --------------- ---------------- -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          -                 -                -                -                 -
                                             ----------------- -----------------  --------------- ---------------- -----------------

CONTRACT TRANSACTIONS (1)
   Policy purchase payments                                 -                 -                -                -                 -
   Policy withdrawals                                       -                 -                -                -                 -
   Transfers between portfolios                             -                 -                -                -                 -
   Policyholder charges (Note 3)                            -                 -                -                -                 -
                                             ----------------- -----------------  --------------- ---------------- -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT TRANSACTIONS                                     -                 -                -                -                 -
                                             ----------------- -----------------  --------------- ---------------- -----------------

NET INCREASE (DECREASE) IN NET ASSETS                       -                 -                -                -                 -

NET ASSETS BEGINNING OF PERIOD                              -                 -                -                -                 -
                                             ----------------- -----------------  --------------- ---------------- -----------------

NET ASSETS END OF PERIOD                                  $ -               $ -              $ -              $ -               $ -
-------------------------------------------- ================= =================  =============== ================ =================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                      -                 -                -                -                 -

      Units Issued                                          -                 -                -                -                 -
      Units Redeemed                                        -                 -                -                -                 -
                                             ----------------- -----------------  --------------- ---------------- -----------------

Units Outstanding at December 31, 2004                      -                 -                -                -                 -
                                             ================= =================  =============== ================ =================


                                                JNL/Eagle            JNL/             JNL/          JNL/JPMorgan      JNL/Lazard
                                                 SmallCap        FMR Balanced      FMR Capital     International       Mid Cap
                                             Equity Portfolio     Portfolio       Growth Portfolio Value Portfolio  Value Portfolio
                                             -----------------  ---------------  ----------------  ---------------  ---------------
OPERATIONS
   Net investment income (loss)                           $ -              $ -               $ -              $ -              $ -
   Net realized gain (loss) on investments                  -                -                 -                -                -
   Net change in unrealized appreciation
      (depreciation) on investments                         -                -                 -                -                -
                                             -----------------  ---------------  ----------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          -                -                 -                -                -
                                             -----------------  ---------------  ----------------  ---------------  ---------------

CONTRACT TRANSACTIONS (1)
   Policy purchase payments                                 -                -                 -                -                -
   Policy withdrawals                                       -                -                 -                -                -
   Transfers between portfolios                             -                -                 -                -                -
   Policyholder charges (Note 3)                            -                -                 -                -                -
                                             -----------------  ---------------  ----------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT TRANSACTIONS                                     -                -                 -                -                -
                                             -----------------  ---------------  ----------------  ---------------  ---------------

NET INCREASE (DECREASE) IN NET ASSETS                       -                -                 -                -                -

NET ASSETS BEGINNING OF PERIOD                              -                -                 -                -                -
                                             -----------------  ---------------  ----------------  ---------------  ---------------

NET ASSETS END OF PERIOD                                  $ -              $ -               $ -              $ -              $ -
-------------------------------------------- =================  ===============  ================  ===============  ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                      -                -                 -                -                -

      Units Issued                                          -                -                 -                -                -
      Units Redeemed                                        -                -                 -                -                -
                                             -----------------  ---------------  ----------------  ---------------  ---------------

Units Outstanding at December 31, 2004                      -                -                 -                -                -
                                             =================  ===============  ================  ===============  ===============

                      See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM MARCH 8, 2004 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2004


                                               JNL/Lazard         JNL/MCM           JNL/MCM          JNL/MCM         JNL/MCM
                                                Small Cap        Bond Index     Communications    Consumer Brands     Energy
                                             Value Portfolio     Portfolio      Sector Portfolio Sector Portfolio Sector Portfolio
                                             ----------------  ---------------  ----------------  --------------- ---------------
OPERATIONS
   Net investment income (loss)                          $ -              $ -               $ -              $ -            $ (9)
   Net realized gain (loss) on investments                 -                -                 -                -             309
   Net change in unrealized appreciation
      (depreciation) on investments                        -                -                 -                -
                                             ----------------  ---------------  ----------------  --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                         -                -                 -                -             300
                                             ----------------  ---------------  ----------------  --------------- ---------------

CONTRACT TRANSACTIONS (1)
   Policy purchase payments                                -                -                 -                -           2,810
   Policy withdrawals                                      -                -                 -                -               -
   Transfers between portfolios                            -                -                 -                -          (2,037)
   Policyholder charges (Note 3)                           -                -                 -                -          (1,073)
                                             ----------------  ---------------  ----------------  --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT TRANSACTIONS                                    -                -                 -                -            (300)
                                             ----------------  ---------------  ----------------  --------------- ---------------

NET INCREASE (DECREASE) IN NET ASSETS                      -                -                 -                -               -

NET ASSETS BEGINNING OF PERIOD                             -                -                 -                -               -
                                             ----------------  ---------------  ----------------  --------------- ---------------

NET ASSETS END OF PERIOD                                 $ -              $ -               $ -              $ -             $ -
-------------------------------------------- ================  ===============  ================  =============== ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                     -                -                 -                -               -

      Units Issued                                         -                -                 -                -             332
      Units Redeemed                                       -                -                 -                -            (332)
                                             ----------------  ---------------  ----------------  --------------- ---------------

Units Outstanding at December 31, 2004                     -                -                 -                -               -
                                             ================  ===============  ================  =============== ===============


                                                 JNL/MCM                                                             JNL/MCM
                                                 Enhanced         JNL/MCM          JNL/MCM          JNL/MCM      Pharmaceutical/
                                              S&P 500 Stock    Financial Sector International        JNL 5         Healthcare
                                             Index Portfolio     Portfolio      Index Portfolio  Portfolio (a)   Sector Portfolio
                                             ----------------- ---------------  ---------------  --------------- ----------------
OPERATIONS
   Net investment income (loss)                           $ -             $ -              $ -             $ 23              $ -
   Net realized gain (loss) on investments                  -               -                -                                 -
   Net change in unrealized appreciation
      (depreciation) on investments                         -               -                -                1                -
                                             ----------------- ---------------  ---------------  --------------- ----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          -               -                -               24                -
                                             ----------------- ---------------  ---------------  --------------- ----------------

CONTRACT TRANSACTIONS (1)
   Policy purchase payments                                 -               -                -                -                -
   Policy withdrawals                                       -               -                -                -                -
   Transfers between portfolios                             -               -                -            8,281                -
   Policyholder charges (Note 3)                            -               -                -             (170)               -
                                             ----------------- ---------------  ---------------  --------------- ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT TRANSACTIONS                                     -               -                -            8,111                -
                                             ----------------- ---------------  ---------------  --------------- ----------------

NET INCREASE (DECREASE) IN NET ASSETS                       -               -                -            8,135                -

NET ASSETS BEGINNING OF PERIOD                              -               -                -                -                -
                                             ----------------- ---------------  ---------------  --------------- ----------------

NET ASSETS END OF PERIOD                                  $ -             $ -              $ -          $ 8,135              $ -
-------------------------------------------- ================= ===============  ===============  =============== ================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                      -               -                -                -                -

      Units Issued                                          -               -                -              761                -
      Units Redeemed                                        -               -                -              (16)               -
                                             ----------------- ---------------  ---------------  --------------- ----------------

Units Outstanding at December 31, 2004                      -               -                -              745                -
                                             ================= ===============  ===============  =============== ================

(a) Inception date October 1, 2004.

                       See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM MARCH 8, 2004 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2004


                                                  JNL/MCM           JNL/MCM          JNL/MCM          JNL/MCM          JNL/MCM
                                              S&P 400 MidCap        S&P 500         Small Cap        Technology          VIP
                                              Index Portfolio   Index Portfolio   Index Portfolio  Sector Portfolio   Portfolio
                                             ------------------ ----------------  ---------------  ---------------  ---------------
OPERATIONS
   Net investment income (loss)                              3               10              $ -              $ -              $ -
   Net realized gain (loss) on investments                   1                7                -                -                -
   Net change in unrealized appreciation
      (depreciation) on investments                         65               19                -                -                -
                                             ------------------ ----------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          69               36                -                -                -
                                             ------------------ ----------------  ---------------  ---------------  ---------------

CONTRACT TRANSACTIONS (1)
   Policy purchase payments                                  -                -                -                -                -
   Policy withdrawals                                        -                -                -                -                -
   Transfers between portfolios                          1,554            1,554                -                -                -
   Policyholder charges (Note 3)                           (38)             (38)               -                -                -
                                             ------------------ ----------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT TRANSACTIONS                                  1,516            1,516                -                -                -
                                             ------------------ ----------------  ---------------  ---------------  ---------------

NET INCREASE (DECREASE) IN NET ASSETS                    1,585            1,552                -                -                -

NET ASSETS BEGINNING OF PERIOD                               -                -                -                -                -
                                             ------------------ ----------------  ---------------  ---------------  ---------------

NET ASSETS END OF PERIOD                               $ 1,585          $ 1,552              $ -              $ -              $ -
-------------------------------------------- ================== ================  ===============  ===============  ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                       -                -                -                -                -

      Units Issued                                         124              148                -                -                -
      Units Redeemed                                        (3)              (3)               -                -                -
                                             ------------------ ----------------  ---------------  ---------------  ---------------

Units Outstanding at December 31, 2004                     121              145                -                -                -
                                             ================== ================  ===============  ===============  ===============

                                              JNL/Oppenheimer       JNL/          JNL/PIMCO      JNL/PPM America
                                               Global Growth     Oppenheimer      Total Return       High Yield        JNL/Putnam
                                                 Portfolio     Growth Portfolio Bond Portfolio    Bond Portfolio    Equity Portfolio
                                             ----------------- ---------------  ---------------  -----------------  ----------------
OPERATIONS
   Net investment income (loss)                           $ -             $ -              $ -                $ -               $ -
   Net realized gain (loss) on investments                  -               -                -                  -                 -
   Net change in unrealized appreciation
      (depreciation) on investments                         -               -                -                  -                 -
                                             ----------------- ---------------  ---------------  -----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          -               -                -                  -                 -
                                             ----------------- ---------------  ---------------  -----------------  ----------------

CONTRACT TRANSACTIONS (1)
   Policy purchase payments                                 -               -                -                  -                 -
   Policy withdrawals                                       -               -                -                  -                 -
   Transfers between portfolios                             -               -                -                  -                 -
   Policyholder charges (Note 3)                            -               -                -                  -                 -
                                             ----------------- ---------------  ---------------  -----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT TRANSACTIONS                                     -               -                -                  -                 -
                                             ----------------- ---------------  ---------------  -----------------  ----------------

NET INCREASE (DECREASE) IN NET ASSETS                       -               -                -                  -                 -

NET ASSETS BEGINNING OF PERIOD                              -               -                -                  -                 -
                                             ----------------- ---------------  ---------------  -----------------  ----------------

NET ASSETS END OF PERIOD                                  $ -             $ -              $ -                $ -               $ -
-------------------------------------------- ================= ===============  ===============  =================  ================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                      -               -                -                  -                 -

      Units Issued                                          -               -                -                  -                 -
      Units Redeemed                                        -               -                -                  -                 -
                                             ----------------- ---------------  ---------------  -----------------  ----------------

Units Outstanding at December 31, 2004                      -               -                -                  -                 -
                                             ================= ===============  ===============  =================  ================


                       See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM MARCH 8, 2004 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2004


                                                                                                    JNL/Salomon      JNL/Salomon
                                                JNL/Putnam        JNL/Putnam       JNL/Putnam         Brothers        Brothers
                                               International        Midcap            Value          High Yield      Strategic
                                             Equity Portfolio   Growth Portfolio Equity Portfolio  Bond Portfolio   Bond Portfolio
                                             ------------------ ---------------- ---------------- ----------------- ----------------
OPERATIONS
   Net investment income (loss)                            $ -              $ -              $ -               $ -              $ -
   Net realized gain (loss) on investments                   -                -                -                 -                -
   Net change in unrealized appreciation
      (depreciation) on investments                          -                -                -                 -                -
                                             ------------------ ---------------- ---------------- ----------------- ----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                           -                -                -                 -                -
                                             ------------------ ---------------- ---------------- ----------------- ----------------

CONTRACT TRANSACTIONS (1)
   Policy purchase payments                                  -                -                -                 -                -
   Policy withdrawals                                        -                -                -                 -                -
   Transfers between portfolios                              -                -                -                 -                -
   Policyholder charges (Note 3)                             -                -                -                 -                -
                                             ------------------ ---------------- ---------------- ----------------- ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT TRANSACTIONS                                      -                -                -                 -                -
                                             ------------------ ---------------- ---------------- ----------------- ----------------

NET INCREASE (DECREASE) IN NET ASSETS                        -                -                -                 -                -

NET ASSETS BEGINNING OF PERIOD                               -                -                -                 -                -
                                             ------------------ ---------------- ---------------- ----------------- ----------------

NET ASSETS END OF PERIOD                                   $ -              $ -              $ -               $ -              $ -
-------------------------------------------- ================== ================ ================ ================= ================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                       -                -                -                 -                -

      Units Issued                                           -                -                -                 -                -
      Units Redeemed                                         -                -                -                 -                -
                                             ------------------ ---------------- ---------------- ----------------- ----------------

Units Outstanding at December 31, 2004                       -                -                -                 -                -
                                             ================== ================ ================ ================= ================


                                                JNL/Salomon
                                                  Brothers
                                              U.S. Government       JNL/Select      JNL/Select       JNL/Select       JNL/Select
                                                  & Quality          Balanced      Global Growth     Large Cap       Money Market
                                               Bond Portfolio       Portfolio        Portfolio       Portfolio        Portfolio
                                             -------------------  --------------- ---------------- ---------------  ---------------
OPERATIONS
   Net investment income (loss)                            $ (4)            $ (2)             $ -             $ -              $ -
   Net realized gain (loss) on investments                   13               80                -               -                -
   Net change in unrealized appreciation
      (depreciation) on investments                                                             -               -                -
                                             -------------------  --------------- ---------------- ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                            9               78                -               -                -
                                             -------------------  --------------- ---------------- ---------------  ---------------

CONTRACT TRANSACTIONS (1)
   Policy purchase payments                                                                     -               -                -
   Policy withdrawals                                                                           -               -                -
   Transfers between portfolios                             358               38                -               -                -
   Policyholder charges (Note 3)                           (367)            (116)               -               -                -
                                             -------------------  --------------- ---------------- ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT TRANSACTIONS                                      (9)             (78)               -               -                -
                                             -------------------  --------------- ---------------- ---------------  ---------------

NET INCREASE (DECREASE) IN NET ASSETS                         -                -                -               -                -

NET ASSETS BEGINNING OF PERIOD                                -                -                -               -                -
                                             -------------------  --------------- ---------------- ---------------  ---------------

NET ASSETS END OF PERIOD                                    $ -              $ -              $ -             $ -              $ -
-------------------------------------------- ===================  =============== ================ ===============  ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                        -                -                -               -                -

      Units Issued                                          202               83                -               -                -
      Units Redeemed                                       (202)             (83)               -               -                -
                                             -------------------  --------------- ---------------- ---------------  ---------------

Units Outstanding at December 31, 2004                        -                -                -               -                -
                                             ===================  =============== ================ ===============  ===============

                       See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM MARCH 8, 2004 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2004


                                                JNL/Select       JNL/T. Rowe        JNL/T. Rowe         JNL/
                                                  Value        Price Established   Price Mid-Cap   T. Rowe Price
                                                Portfolio      Growth Portfolio   Growth Portfolio Value Portfolio
                                             ----------------- -----------------  ---------------- ---------------
OPERATIONS
   Net investment income (loss)                           $ -               $ -               $ -            $ (7)
   Net realized gain (loss) on investments                  -                 -                 -             325
   Net change in unrealized appreciation
      (depreciation) on investments                         -                 -                 -               -
                                             ----------------- -----------------  ---------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          -                 -                 -             318
                                             ----------------- -----------------  ---------------- ---------------

CONTRACT TRANSACTIONS (1)
   Policy purchase payments                                 -                 -                 -           5,620
   Policy withdrawals                                       -                 -                 -
   Transfers between portfolios                             -                 -                 -          (5,446)
   Policyholder charges (Note 3)                            -                 -                 -            (492)
                                             ----------------- -----------------  ---------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT TRANSACTIONS                                     -                 -                 -            (318)
                                             ----------------- -----------------  ---------------- ---------------

NET INCREASE (DECREASE) IN NET ASSETS                       -                 -                 -               -

NET ASSETS BEGINNING OF PERIOD                              -                 -                 -               -
                                             ----------------- -----------------  ---------------- ---------------

NET ASSETS END OF PERIOD                                  $ -               $ -               $ -             $ -
-------------------------------------------- ================= =================  ================ ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                      -                 -                 -               -

      Units Issued                                          -                 -                 -             582
      Units Redeemed                                        -                 -                 -            (582)
                                             ----------------- -----------------  ---------------- ---------------

Units Outstanding at December 31, 2004                      -                 -                 -               -
                                             ================= =================  ================ ===============

                       See notes to the financial statements.

JNLNY SEPARATE ACCOUNT - IV
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Jackson National Life Insurance Company of New York ("Jackson National") established JNLNY Separate Account - IV (the "Separate Account") on November 30, 1998. The Separate Account commenced operations on March 8, 2004, and is registered under the Investment Company Act of 1940 as a unit investment trust.

The Separate Account assets legally belong to Jackson National and the obligations under the contracts are the obligation of Jackson National. However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson National may conduct.

The Separate Account receives and invests net premiums for individual flexible premium variable universal life contracts issued by Jackson National. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account contained forty-four (44) Portfolios during 2004, but currently contains forty-three (43) Portfolios as of December 31, 2004, each of which invests in the following series of mutual funds ("Funds"):

--------------------------------------------------------------------------------------------------------------------
                                JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                            JNL/Oppenheimer Growth Fund
JNL/AIM Small Cap Growth Fund                            JNL/PIMCO Total Return Bond Fund
JNL/Alger Growth Fund                                    JNL/PPM America High Yield Bond Fund (1)
JNL/Alliance Capital Growth Fund                         JNL/Putnam Equity Fund
JNL/Eagle Core Equity Fund                               JNL/Putnam International Equity Fund
JNL/Eagle SmallCap Equity Fund                           JNL/Putnam MidCap Growth Fund
JNL/FMR Balanced Fund                                    JNL/Putnam Value Equity Fund
JNL/FMR Capital Growth Fund                              JNL/Salomon Brothers High Yield Bond Fund
JNL/JP Morgan International Value Fund                   JNL/Salomon Brothers Strategic Bond Fund
JNL/Lazard Mid Cap Value Fund                            JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/Lazard Small Cap Value Fund                          JNL/Select Balanced Fund
JNL/MCM Bond Index Fund*                                 JNL/Select Global Growth Fund
JNL/MCM Enhanced S&P 500 Stock Index Fund*               JNL/Select Large Cap Growth Fund
JNL/MCM International Index Fund*                        JNL/Select Money Market Fund
JNL/MCM S&P 400 MidCap Fund*                             JNL/Select Value Fund
JNL/MCM S&P 500 Index Fund*                              JNL/T. Rowe Price Established Growth Fund
JNL/MCM Small Cap Index Fund*                            JNL/T. Rowe Price Mid Cap Growth Fund
JNL/Oppenheimer Global Growth Fund                       JNL/T. Rowe Price Value Fund




--------------------------------------------------------
                 JNL VARIABLE FUND LLC

JNL/MCM Communications Sector Fund*
JNL/MCM Consumer Brands Sector Fund*
JNL/MCM Energy Sector Fund*
JNL/MCM Financial Sector Fund*
JNL/MCM JNL 5 Fund*
JNL/MCM Pharmaceutical/Healthcare Sector Fund*
JNL/MCM Technology Sector Fund*
JNL/MCM VIP Fund*


* MCM denotes the sub adviser Mellon Capital Management throughout these financial statements.

(1)  This fund is no longer available as of December 31, 2004.

Jackson National Asset Management, LLC, a wholly-owned subsidiary of Jackson
National, serves as investment adviser for all the Funds and receives a fee for its services from each of the Funds.

During the period ended December 31, 2004, the following acquisitions were accomplished at no cost to the policyholders:

--------------------------------------- ------------------------------------------ ----------------------------------
ACQUIRED PORTFOLIO                      ACQUIRING PORTFOLIO                        DATE OF ACQUISITION
--------------------------------------- ------------------------------------------ ----------------------------------
--------------------------------------- ------------------------------------------ ----------------------------------
JNL/PPM America High Yield Bond Fund    JNL/Salomon Brothers High Yield Bond Fund  October 1, 2004
--------------------------------------- ------------------------------------------ ----------------------------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

     The Separate Account's investments in the corresponding series of mutual funds ("Funds") are stated at the closing net asset values of the respective Funds. The average cost method is used in determining the cost of the shares sold on withdrawals by the Separate Account. Investments in the Funds are recorded on trade date. Realized gain distributions are reinvested in the respective Funds. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income to the Separate Account on the ex-dividend date.

FEDERAL INCOME TAXES

     The operations of the Separate Account are included in the federal income tax return of Jackson National, which is taxed as a "life insurance company" under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax has been provided.

NOTE 3 - POLICY CHARGES

Charges are deducted from the Separate Account to compensate Jackson National for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts.

ASSET-BASED CHARGES

     INSURANCE CHARGES

     Jackson National deducts a daily contract charge from the net assets of the Separate Account equivalent to an annual rate of 0.90% for years 1-10, 0.25% for years 11-20 and 0% for years greater than 21 for the assumption of mortality and expense risks. The mortality risk assumed by Jackson National is that the insured may receive benefits greater than those anticipated by Jackson National. This charge is an expense of the Separate Account and is deducted daily from the net assets of the Separate Account. This is charged through the daily unit value calculation.

TRANSACTION CHARGES

Policy premium payments are reflected net of the following charges paid:

     SALES CHARGE
     A basic sales charge is deducted from each premium payment received. This sales charge is not to exceed 6% of each premium in all years. Total sales charges deducted from premium payments for the period ended December 31, 2004 amounted to $559.

     PREMIUM TAX CHARGE
     A premium tax charge in the amount of 2.5% is deducted from each premium payment. Premium taxes are paid to state and local governments.

     FEDERAL TAX CHARGE
     A federal tax charge of 1.25% is deducted from each premium payment.

     Total tax charges for the period ended December 31, 2004 amounted to $326.

In addition to deductions for premium payments, cash value charges, if any, are assessed from the actual cash value of the policy. These charges are paid by redeeming units of the Separate Account held by the individual policyholder.

     COST OF INSURANCE CHARGE
     The cost of insurance varies with the amount of insurance, the insured's age, sex, risk class, and duration of the policy.

     MONTHLY POLICY CHARGE
     A monthly policy fee is assessed at $15 per month of policy years 1-3 and $7.50 per month thereafter.

     ADMINISTRATIVE CHARGE
     An administrative charge of 8 cents per thousand of the specified death benefit (policy face value) will be assessed in the first 10 policy years.

     OPTIONAL RIDER CHARGES
     Types of optional riders include the following: Scheduled Term Insurance, Waiver of Monthly Deductions, Waiver of Specified Premium, Guaranteed Minimum Death Benefit, and Child Insurance Rider. For a full explanation of product optional riders please refer to the products prospectus.

The total of cash value charges for the period ended December 31, 2004 amounted to $2,294.

     CONTRACT CHARGES

     TRANSFER FEE CHARGE
     A transfer fee of $25 will apply to transfers made by policyholders between the portfolios in excess of 15 transfers in a contract year. Jackson National may waive the transfer fee in connection with pre-authorized automatic transfer programs, or in those states where a lesser fee is required. This fee will be deducted from contract values remaining in the portfolio(s) from which the transfers were made. If such remaining contract value is insufficient to pay the transfer fee, then the fee will be deducted from transferred contract values.

     RE-UNDERWRITING FEE CHARGE
     If a transaction under a policy requires underwriting approval after the commencement date a fee of $25 is assessed.

     ILLUSTRATION CHARGE
     One personalized illustration is free of charge each policy year. A fee of $25 will be assessed for any additional illustration request during the policy year.

     SURRENDER CHARGES

     During the first nine contract years, certain contracts include a provision for a charge upon the surrender, partial surrender or increase in the specified death benefit of the contract. The amount assessed under the contract terms, if any, depends upon the specified rate associated with the particular contract. The rate is determined based on a number of factors, including the insured's age, sex, underwriting risk classification, and the contract year of surrender. The surrender charges are assessed by Jackson National and withheld from the proceeds of the withdrawals.

     There were no contract charges assessed for the period ended December 31, 2004.

NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     For the period ended December 31, 2004, purchases and proceeds from sales of investments are as follows:

-----------------------------------------------------------------------------------------

                                                                               PROCEEDS
                                                              PURCHASES       FROM SALES
JNL/MCM S&P 500 Index Fund                                      $   1,574       $     40
JNL/MCM S&P 400 MidCap Fund                                         1,559             40
JNL/Salomon Brothers U.S. Government & Quality Bond Fund            3,351          3,364
JNL/Select Balanced Fund                                            1,966          2,046
JNL/T. Rowe Price Value Fund                                        7,025          7,350
JNL/MCM Energy Sector Fund                                          5,462          5,770
JNL/MCM JNL 5 Fund                                                  8,307            172

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS
The following is a summary for the period March 8, 2004 through December 31, 2004 of unit values, total returns and expense ratios for variable universal life contracts in addition to certain other portfolio data.


                                              JNL/              JNL/             JNL/         JNL/Alliance
                                         AIM Large Cap     AIM Small Cap     Alger Growth    Capital Growth    JNL/Eagle Core
                                         Growth Portfolio Growth Portfolio     Portfolio        Portfolio      Equity Portfolio
                                         ---------------  ----------------- ---------------- ----------------  ---------------

Period ended December 31, 2004
  Unit Value                                $ 11.436990        $ 12.186918      $ 18.625788      $ 10.404021      $ 18.218234
  Net Assets (in thousands)                         $ -                $ -              $ -              $ -              $ -
  Units Outstanding (in thousands)                    -                  -                -                -                -
  1 Total Return*                                 6.76%              2.98%            1.40%            4.00%            2.98%
  Investment Income Ratio**                       0.00%              0.00%            0.00%            0.00%            0.00%
  Ratio of Expenses***                            0.90%              0.90%            0.90%            0.90%            0.90%
---------------------------------------


                                            JNL/Eagle         JNL/FMR         JNL/FMR      JNL/JPMorgan     JNL/Lazard
                                             SmallCap        Balanced      Capital Growth  International      Mid Cap
                                         Equity Portfolio    Portfolio       Portfolio     Value Portfolio Value Portfolio
                                         ----------------- --------------  --------------  --------------  --------------

Period ended December 31, 2004
  Unit Value                                  $ 20.760234    $ 10.538134     $ 22.470701     $ 10.971048     $ 18.100570
  Net Assets (in thousands)                           $ -            $ -             $ -             $ -             $ -
  Units Outstanding (in thousands)                      -              -               -               -               -
  1 Total Return*                                   9.44%          6.33%          12.72%          14.99%          14.93%
  Investment Income Ratio**                         0.00%          0.00%           0.00%           0.00%           0.00%
  Ratio of Expenses***                              0.90%          0.90%           0.90%           0.90%           0.90%
---------------------------------------


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by average net assets.

*** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

1 Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)




                                         JNL/Lazard         JNL/MCM         JNL/MCM           JNL/MCM           JNL/MCM
                                         Small Cap        Bond Index     Communications   Consumer Brands       Energy
                                      Value Portfolio      Portfolio     Sector Portfolio Sector Portfolio  Sector Portfolio
                                      ----------------- ---------------- ---------------  ----------------  ----------------

Period ended December 31, 2004
  Unit Value                               $ 15.350523      $ 11.341466      $ 4.748186       $ 11.345986       $ 18.141313
  Net Assets (in thousands)                        $ -              $ -             $ -               $ -               $ -
  Units Outstanding (in thousands)                   -                -               -                 -                 -
  1 Total Return*                                8.56%            0.33%           5.97%             6.10%            21.57%
  Investment Income Ratio**                      0.00%            0.00%           0.00%             0.00%             0.00%
  Ratio of Expenses***                           0.90%            0.90%           0.90%             0.90%             0.90%
-------------------------------------


                                          JNL/MCM                                                               JNL/MCM
                                          Enhanced           JNL/MCM          JNL/MCM         JNL/MCM       Pharmaceutical/
                                       S&P 500 Stock     Financial Sector  International       JNL 5          Healthcare
                                      Index Portfolio       Portfolio      Index Portfolio Portfolio (a)    Sector Portfolio
                                      -----------------  ----------------  --------------- ---------------  ----------------

Period ended December 31, 2004
  Unit Value                                $ 8.624905       $ 12.634918      $ 13.898818     $ 10.919888       $ 11.227250
  Net Assets (in thousands)                        $ -               $ -              $ -             $ 8               $ -
  Units Outstanding (in thousands)                   -                 -                -               1                 -
  1 Total Return*                                6.97%             4.95%           13.87%           9.20%            -2.18%
  Investment Income Ratio**                      0.00%             0.00%            0.00%           0.31%             0.00%
  Ratio of Expenses***                           0.90%             0.90%            0.90%           0.90%             0.90%
-------------------------------------



* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by average net assets.

*** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

(a)  Inception date October 1, 2004.

1 Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.


JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                           JNL/MCM          JNL/MCM           JNL/MCM           JNL/MCM          JNL/MCM
                                       S&P 400 MidCap       S&P 500          Small Cap        Technology           VIP
                                       Index Portfolio   Index Portfolio  Index Portfolio   Sector Portfolio  Portfolio (a)
                                      ------------------ ---------------  ----------------  ---------------- ----------------

Period ended December 31, 2004
  Unit Value                                $ 13.144033     $ 10.739527       $ 13.449497        $ 5.975623      $ 11.088678
  Net Assets (in thousands)                         $ 2             $ 2               $ -               $ -              $ -
  Units Outstanding (in thousands)                    -               -                 -                 -                -
  1 Total Return*                                 8.69%           6.06%             9.69%             2.57%           10.89%
  Investment Income Ratio**                       0.34%           0.81%             0.00%             0.00%            0.00%
  Ratio of Expenses***                            0.90%           0.90%             0.90%             0.90%            0.90%
-------------------------------------



                                       JNL/Oppenheimer          JNL/           JNL/PIMCO      JNL/PPM America
                                        Global Growth       Oppenheimer       Total Return       High Yield        JNL/Putnam
                                          Portfolio       Growth Portfolio   Bond Portfolio   Bond Portfolio (b) Equity Portfolio
                                      ------------------- -----------------  ---------------  -----------------  ---------------

Period ended December 31, 2004
  Unit Value                                 $ 11.630080        $ 8.414584      $ 14.667118        $ 17.086116      $ 21.611100
  Net Assets (in thousands)                          $ -               $ -              $ -                $ -              $ -
  Units Outstanding (in thousands)                     -                 -                -                  -                -
  1 Total Return*                                 11.83%             1.14%            1.54%              2.25%            8.57%
  Investment Income Ratio**                        0.00%             0.00%            0.00%              0.00%            0.00%
  Ratio of Expenses***                             0.90%             0.90%            0.90%              0.90%            0.90%
-------------------------------------


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by average net assets.

*** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

(a)  Inception date October 1, 2004.

(b)  For 2004, the period is from March 8, 2004 through  acquisition  October 1,
     2004. Unit values disclosed are as of October 1, 2004.

1 Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.

JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                             JNL/Salomon
                                         JNL/Putnam        JNL/Putnam        JNL/Putnam        Brothers         JNL/Salomon
                                       International         Midcap            Value          High Yield      Brothers Strategic
                                      Equity Portfolio   Growth Portfolio  Equity Portfolio Bond Portfolio (a)Bond Portfolio
                                      -----------------  ----------------  --------------- -----------------  ----------------

Period ended December 31, 2004
  Unit Value                               $ 14.415999        $ 7.836324      $ 21.210012       $ 13.722244       $ 19.920194
  Net Assets (in thousands)                        $ -               $ -              $ -               $ -               $ -
  Units Outstanding (in thousands)                   -                 -                -                 -                 -
  1 Total Return*                               11.01%            11.51%            5.09%             5.92%             4.16%
  Investment Income Ratio**                      0.00%             0.00%            0.00%             0.00%             0.00%
  Ratio of Expenses***                           0.90%             0.90%            0.90%             0.90%             0.90%
-------------------------------------


                                         JNL/Salomon
                                           Brothers
                                       U.S. Government       JNL/Select       JNL/Select      JNL/Select      JNL/Select
                                           & Quality          Balanced      Global Growth     Large Cap      Money Market
                                        Bond Portfolio        Portfolio       Portfolio       Portfolio        Portfolio
                                      -------------------  ---------------- --------------- ---------------  --------------

Period ended December 31, 2004
  Unit Value                                 $ 16.667519       $ 24.604026     $ 24.846931     $ 27.940809     $ 13.093103
  Net Assets (in thousands)                          $ -               $ -             $ -             $ -             $ -
  Units Outstanding (in thousands)                     -                 -               -               -               -
  1 Total Return*                                  0.53%             5.95%           6.29%           6.18%           0.17%
  Investment Income Ratio**                        0.81%             0.34%           0.00%           0.00%           0.00%
  Ratio of Expenses***                             0.90%             0.90%           0.90%           0.90%           0.90%
-------------------------------------


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by average net assets.

*** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

(a)  Commencement of Operations October 1, 2004.

1 Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.


JACKSON NATIONAL SEPARATE ACCOUNT IV - NY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                          JNL/Select        JNL/T. Rowe       JNL/T. Rowe          JNL/
                                            Value         Price Established  Price Mid-Cap     T. Rowe Price
                                          Portfolio       Growth Portfolio  Growth Portfolio  Value Portfolio
                                       -----------------  ----------------  ----------------  ----------------

Period ended December 31, 2004
  Unit Value                                $ 16.704017       $ 27.580392       $ 35.814269       $ 13.646723
  Net Assets (in thousands)                         $ -               $ -               $ -               $ -
  Units Outstanding (in thousands)                    -                 -                 -                 -
  1 Total Return*                                 8.92%             6.13%            12.84%             9.77%
  Investment Income Ratio**                       0.00%             0.00%             0.00%             0.00%
  Ratio of Expenses***                            0.90%             0.90%             0.90%             0.90%
-------------------------------------


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by average net assets.

*** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

1 Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors of Jackson National Life Insurance Company of New York and Policy Holders of JNLNY Separate Account IV:

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts listed in Note 1 of JNLNY Separate Account IV (Separate Account) as of December 31, 2004, and the related statements of operations, changes in net assets and financial highlights for the period indicated herein. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at December 31, 2004 by correspondence with the transfer agent of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of JNLNY Separate Account IV as of December 31, 2004, and the results of its operations, changes in net assets and financial highlights for the period indicated herein, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
February 25, 2005

                         Jackson National Life Insurance
                               Company of New York



                               [GRAPHIC OMITTED]














                              Financial Statements


                                December 31, 2004




Jackson National Life Insurance Company of New York

Index to Financial Statements
December 31, 2004

------------------------------------------------------------------




Report of Independent Registered Public Accounting Firm                                         1



Balance Sheets                                                                                  2



Income Statements                                                                               3



Statements of Stockholder's Equity and Comprehensive Income                                     4



Statements of Cash Flows                                                                        5



Notes to Financial Statements                                                                   6



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Stockholder of Jackson National Life Insurance Company of New York


We have audited the accompanying balance sheets of Jackson National Life Insurance Company of New York as of December 31, 2004 and 2003, and the related statements of income, stockholder's equity and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company of New York as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP

Chicago, Illinois
March 9, 2005

               Jackson National Life Insurance Company of New York
     (a wholly owned subsidiary of Jackson National Life Insurance Company)
                              Financial Statements



BALANCE SHEETS
(In thousands, except per share information)

-----------------------------------------------------------------------------------------------------------------------

                                                                                             DECEMBER 31,
ASSETS                                                                                 2004                2003
                                                                                 -----------------   -----------------
                                                                                 -----------------   -----------------
Investments:
Cash and short-term investments                                                          $ 41,268            $ 38,609
Investments available for sale, at fair value:
Fixed maturities (amortized cost: 2004, $1,439,554; 2003, $1,369,729)                   1,517,222           1,457,302
Equities (cost: 2004, $201; 2003, $157)                                                       235                 148
Trading securities, at fair value (cost: $1,000)                                            1,084                   -
Policy loans                                                                                   24                   4
                                                                                 -----------------   -----------------
                                                                                 -----------------   -----------------
Total investments                                                                       1,559,833           1,496,063

Accrued investment income                                                                  20,512              19,911
Deferred acquisition costs                                                                 76,829              60,471
Deferred sales inducements                                                                  8,274               4,976
Reinsurance recoverable                                                                     1,235               1,051
Other assets                                                                                1,833                  69
Separate account assets                                                                   501,816             261,598
                                                                                 -----------------   -----------------
                                                                                 -----------------   -----------------
Total assets                                                                          $ 2,170,332         $ 1,844,139
                                                                                 =================   =================
                                                                                 =================   =================

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policy reserves and liabilities:
Reserves for future policy benefits                                                       $ 1,764             $ 2,495
Deposits on investment contracts                                                        1,436,290           1,366,809
Claims payable                                                                             13,584               9,841
Securities lending payable                                                                 13,806              19,915
Deferred income taxes                                                                      11,125               9,857
Income taxes payable to Parent                                                              2,416                  28
Payable to Parent                                                                             323                 291
Other liabilities                                                                           6,175               6,148
Separate account liabilities                                                              501,816             261,598
                                                                                 -----------------   -----------------
                                                                                 -----------------   -----------------
Total liabilities                                                                       1,987,299           1,676,982
                                                                                 -----------------   -----------------
                                                                                 -----------------   -----------------

STOCKHOLDER'S EQUITY
Common stock, $1,000 par value; 2,000 shares
authorized, issued and outstanding                                                          2,000               2,000
Additional paid-in capital                                                                141,000             141,000
Accumulated other comprehensive income, net of
tax of $10,972 in 2004 and $10,341 in 2003                                                 20,377              19,205
Retained earnings                                                                          19,656               4,952
                                                                                 -----------------   -----------------
                                                                                 -----------------   -----------------
Total stockholder's equity                                                                183,033             167,157
                                                                                 -----------------   -----------------
                                                                                 -----------------   -----------------
Total liabilities and stockholder's equity                                            $ 2,170,332         $ 1,844,139
                                                                                 =================   =================
                                                                                 =================   =================



                 See accompanying notes to financial statements.




Income Statements
(In thousands)

-----------------------------------------------------------------------------------------------------------------------

                                                                                   YEARS ENDED DECEMBER 31,
                                                                          2004               2003              2002
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
REVENUES
Premiums                                                                       $ (30)            $ 130             $ 148

Net investment income                                                         85,323            81,140            55,457

Net realized gains (losses) on investments                                     4,378               199           (15,161)

Fee income                                                                     9,687             5,392             3,382

Other income                                                                     116               117               106

                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
Total revenues                                                                99,474            86,978            43,932
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------

BENEFITS AND EXPENSES
Death benefits                                                                   206                 -                75
Interest credited on deposit liabilities                                      51,786            60,081            46,904
Increase (decrease) in reserve, net of reinsurance recoverables                 (914)               55             1,201
Other policyholder benefits                                                    5,191             6,360             4,713
Commissions                                                                   23,903            21,398            41,272
General and administrative expenses                                            3,988             4,147             5,092
Taxes, licenses and fees                                                         683             1,284             1,651
Deferral of acquisition costs                                                (23,522)          (22,586)          (43,934)
Deferral of sales inducements                                                 (4,680)           (7,628)           (8,273)
Amortization of deferred acquisition costs:
Attributable to operations                                                    14,896             7,694             4,097
Attributable to net realized gains (losses) on investments                     1,510                68            (3,570)
Amortization of deferred sales inducements:
Attributable to operations                                                     3,510             1,632             2,284
Attributable to net realized gains (losses) on investments                       295                14              (600)
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
Total benefits and expenses                                                   76,852            72,519            50,912
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
Pretax income (loss)                                                          22,622            14,459            (6,980)
Income tax expense (benefit)                                                   7,918             5,061            (2,443)
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
NET INCOME (LOSS)                                                           $ 14,704           $ 9,398          $ (4,537)
                                                                     ================   ===============   ===============
                                                                     ================   ===============   ===============







                 See accompanying notes to financial statements.



Statements of Stockholder's Equity and Comprehensive Income
(In thousands)

-----------------------------------------------------------------------------------------------------------------------

                                                                                  YEARS ENDED DECEMBER 31,
                                                                         2004               2003              2002
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------
Common stock
Beginning and end of year                                                  $ 2,000            $ 2,000           $ 2,000
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------

ADDITIONAL PAID-IN CAPITAL
Beginning of year                                                          141,000            141,000            71,000
Capital contributions                                                            -                  -            70,000
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------
End of year                                                                141,000            141,000           141,000
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Beginning of year                                                           19,205             15,409             2,957
Net unrealized investment gains, net of tax
of $631 in 2004; $2,044 in 2003 and
$6,705 in 2002                                                               1,172              3,796            12,452
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------
End of year                                                                 20,377             19,205            15,409
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------

RETAINED EARNINGS (DEFICIT)
Beginning of year                                                            4,952             (4,446)               91
Net income (loss)                                                           14,704              9,398            (4,537)
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------
End of year                                                                 19,656              4,952            (4,446)
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------

TOTAL STOCKHOLDER'S EQUITY                                               $ 183,033          $ 167,157         $ 153,963
                                                                    ===============    ===============   ===============



                                                                                  YEARS ENDED DECEMBER 31,
                                                                         2004               2003              2002
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------

Net income (loss)                                                         $ 14,704            $ 9,398          $ (4,537)
Net unrealized holding gains arising during the
period, net of tax of $2,318 in 2004;
$1,823 in 2003 and $5,128 in 2002                                            4,305              3,386             9,524
Reclassification adjustment for gains (losses) included
in net income, net of tax of $(1,687) in 2004;
$221 in 2003 and $1,576 in 2002                                             (3,133)               410             2,928
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------

COMPREHENSIVE INCOME                                                      $ 15,876           $ 13,194           $ 7,915
                                                                    ===============    ===============   ===============
                                                                    ===============    ===============   ===============





                 See accompanying notes to financial statements.



Statements of Cash Flows
(In thousands)

-------------------------------------------------------------------------------------------------------------------------

                                                                                    YEARS ENDED DECEMBER 31,
                                                                          2004               2003              2002
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                           $ 14,704           $ 9,398          $ (4,537)
Adjustments to reconcile net income (loss) to
net cash provided by (used in) operating activities:
Net realized (gains) losses on investments                                    (4,378)             (199)           15,161
Unrealized gains on trading portfolio                                            (84)                -                 -
Interest credited on deposit liabilities                                      51,786            60,081            46,904
Amortization of premium on investments                                         3,185             2,320                67
Deferred income tax provision                                                    637            (4,459)           (5,037)
Other charges                                                                    470             2,471             2,868
Change in:
Accrued investment income                                                       (601)           (3,021)           (8,461)
Deferred sales inducements and acquisition costs                              (7,991)          (20,807)          (49,996)
Trading portfolio activity, net                                                 (860)                -                 -
Income taxes payable to Parent                                                 2,388            (1,309)            1,337
Claims payable                                                                 3,743             8,473             1,368
Other assets and liabilities, net                                             (2,676)            1,463              (934)
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                           60,323            54,411            (1,260)
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Fixed maturities and equities available for sale:
Sales                                                                         80,100            54,029            20,108
Principal repayments, maturities, calls
and redemptions                                                              117,453            83,455            25,631
Purchases                                                                   (266,312)         (361,429)         (681,209)
Other investing activities                                                    (6,130)          (17,960)           28,326
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
NET CASH USED IN INVESTING ACTIVITIES                                        (74,889)         (241,905)         (607,144)
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' account balances:
Deposits                                                                     327,922           316,359           663,807
Withdrawals                                                                 (112,642)          (99,335)          (49,277)
Net transfers to separate accounts                                          (198,055)          (90,650)          (17,103)
Capital contribution                                                               -                 -            70,000
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                     17,225           126,374           667,427
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
INVESTMENTS                                                                    2,659           (61,120)           59,023

CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR                            38,609            99,729            40,706
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR                                $ 41,268          $ 38,609          $ 99,729
                                                                     ================   ===============   ===============
                                                                     ================   ===============   ===============





                 See accompanying notes to financial statements.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

1.   NATURE OF OPERATIONS

     Jackson National Life Insurance Company of New York, (the "Company" or "JNL/NY") is wholly owned by Jackson National Life Insurance Company ("JNL" or the "Parent"), a wholly owned subsidiary of Brooke Life Insurance Company ("Brooke Life") which is ultimately a wholly owned subsidiary of Prudential plc ("Prudential"), London, England. JNL/NY is licensed to sell group and individual annuity products (including immediate, deferred fixed annuities and variable annuities), guaranteed investment contracts and individual life insurance products, including variable universal life, in the states of New York, Delaware and Michigan.

 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION
     The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain prior year amounts have been reclassified to conform with the current year presentation with no impact on stockholder's equity or net income (loss).

     The preparation of the financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates. Significant estimates, as further discussed in the notes, include: 1) valuation of investments, including fair values of securities without readily ascertainable market values and the determination of when an unrealized loss is other than temporary; 2) assumptions impacting future gross profits, including lapse and mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 3) assumptions used in calculating policy reserves and liabilities, including lapse and mortality rates, expenses and investment returns; and 4) assumptions as to future earnings levels being sufficient to realize deferred tax benefits.

     CHANGES IN ACCOUNTING PRINCIPLES
     In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 03-01, "The Meaning of Other Than Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 provides more specific guidance on how to determine when an investment is considered impaired, whether the impairment is other than temporary, and how to measure an impairment loss. On September 30, 2004, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position ("FSP") EITF Issue 03-1-1, "Effective Date of Paragraphs 10-20 of EITF Issue No. 03-01, `The Meaning of Other Than Temporary Impairment and Its Application to Certain Investments'" delaying the effective date of paragraphs 10-20 of EITF 03-1 until the FASB has resolved certain implementation issues. JNL/NY adopted the disclosure requirements of EITF 03-1 for the year ended December 31, 2004 and will continue to apply the other than temporary impairment guidance included in existing literature.

     Effective January 1, 2004, JNL/NY adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountant's Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 addresses separate account presentation, transfers of assets from the general account to the separate account, valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits and annuitization benefits and accounting for sales inducements. The adoption of SOP 03-1 did not have a material impact on JNL/NY's results of operations or financial position.

     COMPREHENSIVE INCOME
     Comprehensive income includes all changes in stockholder's equity (except those arising from transactions with owners/stockholders) and, in the Company's case, includes net income (loss) and net unrealized gains (losses) on securities.

     INVESTMENTS
     Cash and short-term investments, which primarily include commercial paper and money market instruments, are carried at amortized cost. These investments have maturities of three months or less and are considered cash equivalents for reporting cash flows.

     Fixed maturities consist primarily of bonds, mortgage-backed securities and structured securities. Acquisition discounts and premiums on fixed maturities are amortized into investment income through call or maturity dates using the interest method. Mortgage-backed and structured securities are amortized over the estimated redemption period. All fixed maturities are classified as available for sale and are carried at fair value. For declines in fair value considered to be other than temporary, the cost basis of fixed maturities is reduced to estimated net realizable value, or in the case of other than high credit quality beneficial interests in securitized financial assets, fair value. In determining whether an other than temporary impairment has occurred, the Company considers a security's forecasted cash flows as well as the severity and duration of depressed fair values.

     Equities are carried at fair value. Equities are reduced to estimated net realizable value for declines in fair value considered to be other than temporary.

     Trading securities, which consist of seed money that supports newly established variable funds, are carried at fair value with changes in value reflected as investment income in the income statement.

     Policy loans are carried at the unpaid principal balances.

     Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined using the specific cost identification method. The changes in unrealized gains and losses on investments classified as available for sale, net of tax and the effect of the deferred acquisition costs and deferred sales inducements adjustments, are excluded from net income and included as a component of comprehensive income and stockholder's equity.

     DEFERRED ACQUISITION COSTS
     Certain costs of acquiring new business, principally commissions and certain costs associated with policy issue and underwriting, which vary with and are primarily related to the production of new business, have been capitalized as deferred acquisition costs. Deferred acquisition costs are increased by interest thereon and amortized in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits for annuities and interest-sensitive life products. As certain fixed maturities and equities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in fair value of fixed maturities and equities available for sale, net of tax, that is credited or charged directly to stockholder's equity and is a component of other comprehensive income. Deferred acquisition costs have been decreased by $38.2 million and $47.5 million at December 31, 2004 and 2003, respectively, to reflect this adjustment.

     During 2002, poor equity market performance lowered future expected profits on the variable annuity line through lower fee income and an increased provision for future guaranteed minimum death benefit claims. As a result, the deferred acquisition cost asset associated with the variable annuities became impaired. During 2002, the asset was reduced through increased amortization of approximately $1.0 million to reflect the impairment. No such deferred acquisition cost asset reductions were recorded in 2004 or 2003. However, further impairments or accelerated amortization of this deferred acquisition cost asset may result if future equity market returns are below assumed levels.

     DEFERRED SALES INDUCEMENTS
     Bonus interest on single premium deferred annuities and contract enhancements on variable annuities have been capitalized as deferred sales inducements. Deferred sales inducements are increased by interest thereon and amortized in proportion to estimated gross profits. As certain fixed maturities and equities available for sale are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in fair value of fixed maturities and equities available for sale, net of tax, that is credited or charged directly to stockholder's equity and is a component of other comprehensive income. Deferred sales inducements have been decreased by $8.1 million and $10.5 million at December 31, 2004 and 2003, respectively, to reflect this adjustment.

     FEDERAL INCOME TAXES
     The Company provides deferred income taxes on the temporary differences between the tax and financial statement basis of assets and liabilities. The Company files a consolidated federal income tax return with JNL and Brooke Life. The Company has entered into a written tax sharing agreement which is generally based on separate return calculations. Intercompany balances are settled on a quarterly basis.

     EMBEDDED DERIVATIVES
     The Company offers a guaranteed minimum income benefit on certain of its variable annuity products. Beginning in 2003, the liability is ceded to an unaffiliated company. The structure of the reinsurance agreement creates an embedded derivative, as defined by Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). The embedded derivative has been separated for accounting and financial reporting purposes and is carried at fair value. The change in fair value of the embedded derivative of $349 thousand and $127 thousand in 2004 and 2003, respectively, is included as an increase in reserve, net of reinsurance recoverables in the income statement. The fair value of the embedded derivative of $476 thousand and $127 thousand at December 31, 2004 and 2003, respectively, is included in reserves for future policy benefits in the balance sheet.

     The Company offers a guaranteed minimum withdrawal benefit on certain of its variable annuity products. The structure of this guarantee creates an embedded derivative as defined by FAS 133. The embedded derivative has been separated for accounting and financial reporting purposes and is carried at fair value. The change in fair value of the embedded derivative of $591 thousand in 2004 is included as a decrease in reserves in the income statement. The fair value of the embedded derivative of $565 thousand at December 31, 2004 is included as an offset to reserves for future policy benefits in the balance sheet.

     POLICY RESERVES AND LIABILITIES
     RESERVES FOR FUTURE POLICY BENEFITS:
     For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date as to mortality, interest, policy lapsation and expenses plus provisions for adverse deviations. Mortality assumptions range from 30% to 135% of the 1975-1980 Basic Select and Ultimate tables depending on policy duration. Interest rate assumptions range from 4.0% to 7.3%. Lapse and expense assumptions are based on the Parent's experience.

     DEPOSITS ON INVESTMENT CONTRACTS:
     For the Company's interest-sensitive life contracts, liabilities approximate the policyholder's account value. For deferred annuities and the fixed option on variable annuity contracts, the liability is the policyholder's account value.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES
     The assets and liabilities resulting from individual variable life and annuity contracts, which aggregated $501.8 million and $261.6 million at December 31, 2004 and 2003, respectively, are segregated in separate accounts. The Company receives fees for assuming mortality and expense risks and other administrative fees related to the issuance and maintenance of the contracts. Such fees are recorded as earned and included in fee income in the income statements.

     REVENUE AND EXPENSE RECOGNITION
     Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished by provisions for future policy benefits and the deferral and amortization of acquisition costs.

     Deposits on interest-sensitive life products and investment contracts, principally universal life contracts and deferred annuities, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of investment income and charges assessed against the policyholder's account value for mortality charges, surrenders and administrative expenses. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to the policyholder deposit. Underwriting and other acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished by deferral and amortization of acquisition costs and sales inducements. Non-acquisition expenses are recognized as incurred.

     Investment income is not accrued on securities in default and otherwise where the collection is uncertain. Subsequent receipts of interest on such securities are generally used to reduce the cost basis of the securities.

 3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Disclosure is required of fair value of financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using discounted cash flows or other valuation techniques. Such values are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent market quotes and, in many cases, could not be realized in immediate settlement of the instrument.

     The following summarizes the basis used by the Company in estimating fair values for financial instruments:

     CASH AND SHORT-TERM INVESTMENTS:
     Carrying value is considered to be a reasonable estimate of fair value.

     FIXED MATURITIES:
     Fair values for fixed maturity securities are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or are analytically determined.

     EQUITIES AND TRADING SECURITIES:
     Fair values for common stock are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or are analytically determined. Fair values of investments in mutual funds are based on quoted net asset values.

     POLICY LOANS:
     Fair value approximates carrying value since policy loan balances reduce the amount payable at death or surrender of the contract.

     SEPARATE ACCOUNT ASSETS:
     Separate account assets are carried at the market value of the underlying securities.

     EMBEDDED DERIVATIVES:
     The fair value of the Company's guaranteed minimum withdrawal benefit embedded derivative liability has been calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the expected lives of the contracts, incorporating expectations regarding policyholder behavior in varying economic conditions. The nature of these cash flows can be quite varied. Therefore, stochastic techniques are used to generate a variety of market return scenarios for evaluation. The generation of these scenarios and the assumptions as to policyholder behavior involve numerous estimates and subjective judgments including those regarding expected market volatility, correlations of market returns and discount rates, utilization of the benefit by policyholders under varying conditions and policyholder lapsation. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the LIBOR forward curve rates as of that date and market volatility as determined with reference to implied volatility data and evaluations of historical volatilities for various indices. The risk-free spot rates as represented by the LIBOR spot curve as of the valuation date are used to determine the present value of expected future cash flows produced in the stochastic process.

     The Company reinsures essentially 100% of its guaranteed minimum income benefit on a net settled basis. Accordingly, this is considered an embedded derivative and the Company determines the fair value using actuarial assumptions related to the projected cash flows, including reinsurance premiums and related benefit reimbursements, over the expected lives of the contracts, incorporating expectations regarding policyholder behavior in varying economic conditions. The nature of these cash flows can be quite varied. Accordingly, the Company evaluates the cash flows over a series of deterministic economic scenarios coupled with assumptions as to policyholder behavior regarding utilization of the benefit. Discount rates are the average return of the scenarios.

     ANNUITY RESERVES:
     Fair value for immediate annuities, without mortality features, are derived by discounting the future estimated cash flows using current interest rates for similar maturities. For deferred annuities, fair value is based on surrender value. The carrying value and fair value of such annuities approximated $1,422.3 million and $1,351.7 million, respectively, at December 31, 2004 and $1,312.9 million and $1,276.6 million, respectively, at December 31, 2003.

     SEPARATE ACCOUNT LIABILITIES:
     Fair value of contracts in the accumulation phase is based on account value less surrender charges. Fair value of contracts in the payout phase is based on the present value of future cash flows at assumed investment rates. The fair value approximated $470.3 million and $243.6 million at December 31, 2004 and 2003, respectively.

 4.  INVESTMENTS

     Investments are comprised primarily of fixed-income securities, primarily publicly-traded industrial, mortgage-backed, utility and government bonds. Mortgage-backed securities include asset-backed and other structured securities. The Company generates the majority of its deposits from interest-sensitive individual annuity contracts and life insurance products on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities aims to ensure matching of the asset yield with the interest-sensitive liabilities and to earn a stable return on its investments.

     FIXED MATURITIES
     The following table sets forth fixed maturity investments at December 31, 2004, classified by rating categories as assigned by nationally recognized statistical rating organizations, the National Association of Insurance Commissioners ("NAIC"), or if not rated by such organizations, the Company's investment advisor. At December 31, 2004, the carrying value of investments rated by the Company's investment advisor totaled $5.1 million. For purposes of the table, if not otherwise rated higher by a nationally recognized statistical rating organization, NAIC Class 1 investments are included in the A rating; Class 2 in BBB, Class 3 in BB and Classes 4 through 6 in B and below.

                                                          PERCENT OF TOTAL
                                                          FIXED MATURITIES
     INVESTMENT RATING                                    DECEMBER 31, 2004
                                                     ---------------------------
                                                     ---------------------------
     AAA                                                         6.4%
     AA                                                          5.7
     A                                                          31.8
     BBB                                                        50.3
                                                     ---------------------------
                                                     ---------------------------
         Investment grade                                       94.2
                                                     ---------------------------
                                                     ---------------------------
     BB                                                          5.1
     B and below                                                 0.7
                                                     ---------------------------
                                                     ---------------------------
            Below investment grade                               5.8
                                                     ---------------------------
         Total fixed maturities                                100.0%
                                                     ---------------------------

     The amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were $0 and $0.1 million, respectively, at December 31, 2004. The amortized cost and carrying value of fixed maturities that have been non-income producing for the 12 months preceding December 31, 2004 were $0 and $0.1 million, respectively, and for the 12 months preceding December 31, 2003 were $3.0 million and $3.2 million, respectively.

     The amortized cost, gross unrealized gains and losses and fair value of fixed maturities are as follows (in thousands):

                                                                   GROSS              GROSS
                                              AMORTIZED         UNREALIZED        UNREALIZED           FAIR
DECEMBER 31, 2004                                COST             GAINS             LOSSES            VALUE
                                            ---------------   ---------------   ----------------  ---------------
U.S. Treasury securities                             $ 512              $ 20                $ -            $ 532
Public utilities                                   134,609            11,165                 32          145,742
Corporate securities                             1,095,411            65,530              2,130        1,158,811
Mortgage-backed securities                         209,022             4,037                922          212,137
                                            ---------------   ---------------   ----------------
                                            ---------------   ---------------   ----------------  ---------------
Total                                          $ 1,439,554          $ 80,752            $ 3,084      $ 1,517,222
                                            ===============   ===============   ================  ===============



                                                                  GROSS              GROSS
                                              AMORTIZED         UNREALIZED        UNREALIZED           FAIR
DECEMBER 31, 2003                                COST             GAINS             LOSSES            VALUE
                                            ---------------   ---------------   ----------------  ---------------
U.S. Treasury securities                             $ 514              $ 21                $ -            $ 535
Public utilities                                   133,295            10,917                119          144,093
Corporate securities                             1,031,522            74,993              1,608        1,104,907
Mortgage-backed securities                         204,398             4,437              1,068          207,767
                                            ---------------   ---------------   ----------------
                                            ---------------   ---------------   ----------------  ---------------
Total                                          $ 1,369,729          $ 90,368            $ 2,795      $ 1,457,302
                                            ===============   ===============   ================  ===============



     At December 31, 2004 and 2003, available for sale securities without a readily ascertainable market value having an amortized cost of $188.7 million and $157.4 million, respectively, had an estimated fair value of $192.2 million and $161.6 million, respectively.

     The amortized cost and fair value of fixed maturities at December 31, 2004, by contractual maturity, are shown below (in thousands). Expected maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

                                              AMORTIZED            FAIR
                                                 COST              VALUE
                                            ---------------   ----------------
Due in 1 year or less                           $   32,600         $   33,081
Due after 1 year through 5 years
                                                   329,565            346,978
Due after 5 years through 10 years
                                                   814,149            870,734
Due after 10 years through 20 years
                                                    49,159             48,950
Due after 20 years
                                                     5,059              5,342
Mortgage-backed securities
                                                   209,022            212,137
                                            ---------------   ----------------
Total                                          $ 1,439,554        $ 1,517,222
                                            ===============   ================


     Fixed maturities with a carrying value of $532.3 thousand and $535.2 thousand at December 31, 2004 and 2003, respectively, were on deposit with the State of New York as required by state insurance law.

     As of December 31, 2004, the fair value and the amount of gross unrealized losses in accumulated other comprehensive income in stockholder's equity are as follows (in thousands):

                                   LESS THAN 12 MONTHS         12 MONTHS OR LONGER               TOTAL
                                --------------------------- -------------------------- ---------------------------
                                --------------------------- -------------------------- ---------------------------
                                   GROSS                       GROSS                      GROSS
                                 UNREALIZED       FAIR      UNREALIZED       FAIR       UNREALIZED       FAIR
                                   LOSSES        VALUE        LOSSES        VALUE         LOSSES        VALUE
                                ------------- ------------- ------------ ------------- ------------- -------------
                                ------------- ------------- ------------ ------------- ------------- -------------
Public utilities                        $ 27       $ 2,974          $ 5       $ 1,013          $ 32       $ 3,987
Corporate securities                   1,470        86,597          660        17,340         2,130       103,937
Mortgage-backed securities               822        64,609          100         6,370           922        70,979
                                ------------- ------------- ------------ ------------- ------------- -------------
                                ------------- ------------- ------------ ------------- ------------- -------------
Total temporarily impaired
securities                           $ 2,319     $ 154,180        $ 765      $ 24,723       $ 3,084     $ 178,903
                                ============= ============= ============ ============= ============= =============



     To the extent unrealized losses are not due to minor changes in interest rates, securities in an unrealized loss position are regularly reviewed for other than temporary declines in value. Factors considered in determining whether a decline is other than temporary include the length of time a security has been in an unrealized loss position, reasons for the decline in value and expectations for the amount and timing of a recovery in value.

     Assessment factors include judgments about an obligor's current and projected financial position, an issuer's current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing obligations, the macro-economic outlook and micro-economic outlooks for specific industries and issuers. Assessing the duration of mortgage-backed securities can also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing abilities.

     Of the total carrying value for fixed maturities in an unrealized loss position at December 31, 2004, 58.6% were investment grade, 4.7% were below investment grade and 36.7% were not rated. Unrealized losses from fixed maturities that were below investment grade or not rated represented approximately 57.5% of the aggregate gross unrealized losses on available for sale fixed maturities.

     Corporate fixed maturities in an unrealized loss position were diversified across industries. As of December 31, 2004, the industries representing the larger unrealized losses included food producers (13.6% of fixed maturities gross unrealized losses) and energy and utilities (12.9%). Other debt securities in an unrealized loss position are primarily asset-backed securities, including collateralized debt obligations. As of December 31, 2004, asset-backed other debt securities represented 27.8% of fixed maturities gross unrealized losses, including 5.5% related to collateralized debt obligations. The Company had no material unrealized losses on individual fixed maturities or equities at December 31, 2004.

     The amount of gross unrealized losses for fixed maturities in a loss position by maturity date of the fixed maturities as of December 31, 2004 are as follows (in thousands):

                                                                  GROSS
                                                                UNREALIZED
                                                                  LOSSES
                                                              ---------------
Less than one year                                                  $ 6
One to five years                                                   207
Five to ten years                                                 1,168
More than ten years                                                 781
Mortgage-backed securities                                          922
                                                              ---------------
Total gross unrealized losses                                   $ 3,084
                                                              ===============


     SECURITIES LENDING
     The Company has entered into a securities lending agreement with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2004 and 2003, the estimated fair value of loaned securities was $13.5 million and $19.5 million, respectively. The agreement requires a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis. Cash collateral received, in the amount of $13.8 million and $19.9 million at December 31, 2004 and 2003, respectively, was invested by the agent bank and included in short-term investments of the Company. A securities lending payable is included in liabilities for cash collateral received.

5.   INVESTMENT INCOME AND REALIZED GAINS AND LOSSES

     All investment income for 2004, 2003 and 2002 is related to earnings on short-term investments, fixed maturity securities, equities and trading securities. Investment expenses totaled $515 thousand, $562 thousand and $323 thousand in 2004, 2003 and 2002, respectively.

     Net realized investment gains (losses) on investments are as follows (in thousands):

                                               YEARS ENDED DECEMBER 31,
                                      2004              2003               2002
                                 ----------------  ----------------   ---------------
                                 ----------------  ----------------   ---------------
Sales of fixed maturities:
Gross gains                       $        5,322    $        4,032     $         296
Gross losses                              (1,594)           (3,638)           (3,090)
Sales of equities:
Gross gains                                  901                 -                 -
Impairment losses                           (251)             (195)          (12,367)
                                 ----------------  ----------------   ---------------
                                 ----------------  ----------------   ---------------
Total                                    $ 4,378             $ 199         $ (15,161)
                                 ================  ================   ===============
                                 ================  ================   ===============


     The Company periodically reviews its fixed maturities and equities on a case-by-case basis to determine if any decline in fair value below the carrying value is other than temporary. If it is determined that a decline in value of an investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income in stockholder's equity. If the decline is considered to be other than temporary, a realized loss is recorded in the income statement.

     Generally, securities with fair values that are less than 80% of cost and other securities the Company determines are underperforming, or potential problem securities, are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be included on a watch list are: credit deterioration which has led to a significant decline in value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its credit worthiness.

     In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and must exercise considerable judgment in determining whether a security is other than temporarily impaired. Among the factors considered is whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the near term prospects of the issuer. Unrealized losses that are considered to be primarily the result of market conditions, such as minor increases in interest rates, unusual market volatility or industry-related events, and where the Company also believes there exists a reasonable expectation for recovery in the near term and, furthermore, has the intent and ability to hold the investment until maturity or the market recovery, are usually determined to be temporary.

     To the extent factors contributing to the impairment losses recognized in 2004, 2003 and 2002 affected other investments, such investments were reviewed for other than temporary impairment and losses were recorded if appropriate.

     The Company applies the provisions of EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20") when evaluating whether impairments on its structured securities, including asset-backed securities and collateralized debt obligations, are other than temporary. The Company regularly reviews future cash flow assumptions and, in accordance with EITF 99-20, if there has been an adverse change in estimated cash flows to be received on a security, an impairment is recognized in net income. For privately placed structured securities, impairment amounts are based on discounted cash flows.

     There are inherent uncertainties in assessing the fair values assigned to the Company's investments and in determining whether a decline in market value is other than temporary. The Company's review of fair value involves several criteria including economic conditions, credit loss experience, other issuer-specific developments and future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the financial statements, unrealized losses currently in accumulated other comprehensive income may be recognized in the income statement in future periods.

     The Company currently intends to hold available for sale securities with unrealized losses not considered other than temporary until they mature or recover in value. However, if the specific facts and circumstances surrounding a security, or the outlook for its industry sector change, the Company may sell the security and realize a loss.

6.   REINSURANCE

     The Company cedes reinsurance to unaffiliated insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The maximum amount of life insurance risk retained by the Company on any one life is generally $200 thousand. Amounts not retained are ceded to other companies on a yearly renewable-term or a coinsurance basis.

     The effect of reinsurance on premiums is as follows (in thousands):

                                                                      YEARS ENDED DECEMBER 31,
                                                             2004              2003              2002
                                                        ----------------  ----------------  ----------------
                                                        ----------------  ----------------  ----------------
Direct premiums                                                   $ 619             $ 588             $ 553
Less reinsurance ceded:
Life                                                               (473)             (452)             (405)
Annuity                                                            (176)               (6)                -
                                                        ----------------  ----------------  ----------------
                                                        ----------------  ----------------  ----------------
Net premiums                                                      $ (30)            $ 130             $ 148
                                                        ================  ================  ================
                                                        ================  ================  ================


     Components of the reinsurance recoverable asset are as follows (in thousands):

                                                      DECEMBER 31,
                                                2004              2003
                                           ----------------  ----------------
                                           ----------------  ----------------
     Ceded reserves                                $ 1,227           $ 1,041
     Ceded-other                                         8                10
                                           ----------------  ----------------
                                           ----------------  ----------------
     Total                                         $ 1,235           $ 1,051
                                           ================  ================
                                           ================  ================

7.   FEDERAL INCOME TAXES

     The components of the provision for federal income taxes are as follows (in thousands):

                                                                       YEARS ENDED DECEMBER 31,
                                                             2004              2003              2002
                                                        ----------------  ----------------  ----------------
                                                        ----------------  ----------------  ----------------
Current tax expense                                             $ 7,281           $ 9,520           $ 2,594
Deferred tax expense (benefit)                                      637            (4,459)           (5,037)
                                                        ----------------  ----------------  ----------------
                                                        ----------------  ----------------  ----------------

Income tax expense (benefit)                                    $ 7,918           $ 5,061          $ (2,443)
                                                        ================  ================  ================
                                                        ================  ================  ================


     The provisions for 2004, 2003 and 2002 differ from the amounts determined by multiplying pretax income (loss) by the statutory federal income tax rate of 35% by the effect of rounding.

     Federal income taxes of $4.9 million, $10.8 million and $650 thousand were paid to JNL in 2004, 2003 and 2002, respectively.

     The tax effects of significant temporary differences that give rise to deferred tax assets and liabilities were as follows (in thousands):


                                                                                     DECEMBER 31,
                                                                               2004              2003
                                                                          ----------------  ----------------
                                                                          ----------------  ----------------
Gross deferred tax asset
Policy reserves and other insurance items                                        $ 37,261          $ 33,542
Difference between financial reporting and the tax basis of
investments                                                                         2,712             4,511
Other, net                                                                             11               154
                                                                          ----------------  ----------------
                                                                          ----------------  ----------------
Total gross deferred tax asset                                                     39,984            38,207
                                                                          ----------------  ----------------
                                                                          ----------------  ----------------

GROSS DEFERRED TAX LIABILITY
Deferred acquisition costs and sales inducements                                  (23,913)          (17,417)
Net unrealized gains on available for sale securities                             (27,196)          (30,647)
                                                                          ----------------  ----------------
                                                                          ----------------  ----------------
Total gross deferred tax liability                                                (51,109)          (48,064)
                                                                          ----------------  ----------------
                                                                          ----------------  ----------------

NET DEFERRED TAX LIABILITY                                                 $     (11,125)    $      (9,857)
                                                                          ================  ================


     Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax asset.

     At December 31, 2004, the Company had a federal tax capital loss carryforward of approximately $7.0 million, which will expire in 2007 and 2008.

8.   CONTINGENCIES

     The Company is not involved in litigation that would have a material adverse affect on the Company's financial condition or results of operations.

9.   STOCKHOLDER'S EQUITY

     The declaration of dividends which can be paid by the Company is regulated by New York Insurance law. The Company must file a notice of its intention to declare a dividend and the amount thereof with the superintendent at least thirty days in advance of any proposed dividend declaration. No dividends were paid to JNL in 2004, 2003 or 2002. The Company received a capital contribution of $70.0 million in 2002.

     Statutory capital and surplus of the Company was $123.1 million and $109.9 million at December 31, 2004 and 2003, respectively. Statutory net income
     (loss) of the Company was $14.8 million, $14.4 million, and $(18.2) million in 2004, 2003 and 2002, respectively.

10.  LEASE OBLIGATION

     The Company is party to a cancelable operating lease agreement under which it occupies office space. Rent expense totaled $22 thousand, $21 thousand, and $21 thousand in 2004, 2003 and 2002, respectively. The future lease obligations at December 31, 2004 relating to this lease are immaterial.

11.  OTHER RELATED PARTY TRANSACTIONS

     The Company's investment portfolio is managed by PPM America, Inc. ("PPM"), a registered investment advisor and ultimately a wholly owned subsidiary of Prudential. The Company paid $510 thousand, $474 thousand and $318 thousand to PPM for investment advisory services during 2004, 2003 and 2002, respectively.

     The Company has an administrative services agreement with JNL, under which JNL provides certain administrative services. Administrative fees were $2.9 million, $2.8 million, and $3.5 million in 2004, 2003 and 2002, respectively.

12.  BENEFIT PLANS

     The Company participates in a defined contribution retirement plan covering substantially all employees, sponsored by its parent, JNL. To be eligible, an employee must have attained the age of 21 and completed at least 1,000 hours of service in a 12-month period. The Company's annual contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year. The Company's expense related to this plan was $36 thousand, $93 thousand and $62 thousand in 2004, 2003 and 2002, respectively.

     The Company participates in a non-qualified voluntary deferred compensation plan for certain employees, sponsored by its parent, JNL. At December 31, 2004 and 2003, JNL's liability for this plan related to the Company's employees totaled $600 thousand and $429 thousand, respectively. JNL invests general account assets in selected mutual funds in amounts similar to participant elections as a hedge against significant movement in the payout liability. The Company had no expense related to this plan in 2004, 2003 or 2002.

     The Company sponsors a non-qualified voluntary deferred compensation plan for certain agents. The plan assets and liabilities are held by the Company's parent, JNL, pursuant to the administrative services agreement. At December 31, 2004 and 2003, JNL's liability for this plan related to the Company's agents totaled $686 thousand and $598 thousand, respectively. JNL invests general account assets in selected mutual funds in amounts similar to participant elections as a hedge against significant movement in the payout liability. The Company had no expense related to this plan in 2004. The Company's expense related to this plan totaled $5 thousand and $44 thousand in 2003 and 2002, respectively.